Evergreen
                                 INTERNATIONAL
                                      AND
                                     GLOBAL
                                  GROWTH FUNDS


April 30,  1998
Semiannual Report




(logo appears here)
Evergreen Funds(sm)
   Since 1932

                               Table of Contents




Letter to Shareholders .....................   1
Evergreen Global Opportunities Fund
   Fund at a Glance ........................   2
   Portfolio Manager Interview .............   3
Evergreen International Growth Fund
   Fund at a Glance ........................   6
   Portfolio Manager Interview .............   7
Evergreen Latin America Fund
   Fund at a Glance ........................  10
   Portfolio Manager Interview .............  11
Evergreen Natural Resources Fund
   Fund at a Glance ........................  14
   Portfolio Manager Interview .............  15
Evergreen Precious Metals Fund
   Fund at a Glance ........................  18
   Portfolio Manager Interview .............  19


Financial Highlights
   Evergreen Global Opportunities Fund .....  22
   Evergreen International Growth Fund .....  26
   Evergreen Latin America Fund ............  29
   Evergreen Natural Resources Fund ........  31
   Evergreen Precious Metals Fund ..........  33
Schedules of Investments
   Evergreen Global Opportunities Fund .....  36
   Evergreen International Growth Fund .....  42
   Evergreen Latin America Fund ............  47
   Evergreen Natural Resources Fund ........  50
   Evergreen Precious Metals Fund ..........  52
Statements of Assets and Liabilities .......  54
Statements of Operations ...................  55
Statements of Changes in Net Assets --
   Six Months Ended April 30, 1998
      (Unaudited) ..........................  56
Statements of Changes in Net Assets --
   Period ended October 31, 1997 ...........  57
Statements of Changes in Net Assets --
   Prior Periods ...........................  58
Notes to Financial Statements ..............  59
Additional Information .....................  66


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


Mutual Funds: ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed




                       Evergreen Funds Distributor, Inc.

        International investing involves increased risk and volatility.

                            Letter to Shareholders
                            ----------------------

                                   June 1998







                                Dear Shareholders:


                                Investing in the global markets during recent
   (Photo of William M.         months has been nothing, if not interesting.
         Ennis)                 Fortunately for most investors, it also has
                                been rewarding.

  William M. Ennis              In general, the world stock markets had a
  Managing Director             buoyant run during the six months ending
                                April 30, 1998, the period of this semiannual
report. Led by the continued health of the U.S. economy and by the very strong economic recovery in Western Europe, most markets posted strong gains, as evidenced by the 18.86% return of the Morgan Stanley Capital International
(MSCI) World Index. The exceptions, of course, were in Asia and the emerging markets. The financial and currency crisis that erupted in October 1997 throughout the Pacific Basin has been persistent in its effects in the region. Equity investments in Japan, Hong Kong and other Asian nations have been challenging, to say the least. These problems have tarnished other emerging markets, most notably in Latin America, despite good long-term prospects.

Large Cap Leadership

During the six months, the leadership in both the United States and Western Europe has been maintained by the large, well-established, "blue chip" companies that have been able to improve earnings, take advantage of their visibility, and, in many cases, strengthen themselves through strategic acquisitions. These large-cap companies have also attracted the major share of the new investment dollars in their markets. Smaller and mid-sized companies, as a group, have not experienced the same strength in stock performance, although recent stock price valuations have been very attractive for smaller companies, especially for those that have shown an ability to improve their earnings.

The general strength of the world's equity markets, even with the exceptions highlighted by the Asian crisis, demonstrates the importance of global diversification of an investment portfolio. At Evergreen, we strongly believe that most growth-oriented investors should have at least part of their equity investments in global or international funds, both to take advantage of opportunities not available in the United States and to increase the diversification and risk profile of their overall portfolios.

We are very pleased to offer a strong group of international and global funds, each of which has its own distinct strategy, reflecting the varying objectives, and risk tolerances of different investors. In the following pages, we present specific reports on the management and performance of Evergreen International and Global Growth Funds for the six-month period.

The Evergreen Commitment

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances.

We can assist by providing the information you need about our funds. If you have any questions about the Evergreen International and Global Growth Funds or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Thank you for your continued investment with Evergreen Funds.

Sincerely,


/s/ William M. Ennis
William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                           Global Opportunities Fund




                     Fund at a Glance as of April 30, 1998

We saw the primary opportunity in Western Europe, where cyclical and structural changes are happening to favor equity markets.

                                   Portfolio
                                   Management
                                   ----------



                              (Photo of Gary Craven)

                                  Gary Craven
                              Tenure: January 1998




                              (Photo of Gilman Gunn)

                                  Gilman Gunn
                               Tenure: June 1997



            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE



                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.
         (GRAPHIC)
                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                             Class A     Class B     Class C     Class Y

Inception Date             3/16/88       2/1/93     2/1/93     1/13/97
 ........................................................................
Average Annual Returns
 ........................................................................
6 months with sales charge    8.97%        9.03%     13.05%       n/a
 ........................................................................
6 months w/o sales charge    14.41%       14.03%     14.05%      14.91%
 ........................................................................
1 year with sales charge     22.04%       22.21%     26.27%       n/a
 ........................................................................
1 year w/o sales charge      28.13%       27.21%     27.27%      30.03%
 ........................................................................
3 years                      10.88%       11.06%     11.84%         --
 ........................................................................
5 years                      13.16%       13.17%     13.46%         --
 ........................................................................
10 years                     12.66%          --         --          --
 ........................................................................
Since Inception              12.48%       13.63%     13.78%      14.51%
 ........................................................................
Maximum Sales Charge          4.75%        5.00%      1.00%       n/a
                           Front End      CDSC        CDSC
 ........................................................................
6-month capital gain
  distributions per share  $ 1.53       $ 1.53     $ 1.53      $ 1.53
 ........................................................................

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH

                   4/88       4/90      4/92      4/94      4/96      4/98

Class A Shares    9,525      10,665    13,469    21,961     29,636   32,926
MSCIWI           10,000      10,855    11,890    15,545     20,448   29,353
CPI              10,000      11,008    11,913    12,587     13,337   13,877

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund, Class A shares, versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI), and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIWI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           Global Opportunities Fund




                          Portfolio Manager Interview


     Gary Craven is the portfolio manager for the U.S. portion
     of the Fund.
     Gilman Gunn manages the Fund's international investments.
--------------------------------------------------------------------------------
     How was performance during the six-month period, Gilman?

     G. Gunn: Performance was good. For the six months that ended on April 30, 1998, the Evergreen Global Opportunities Fund Class A shares had a total return of 14.41%. During the same period, Class B and C shares had returns of 14.03% and 14.05% respectively, while Class Y shares had a return of 14.91%. These returns are unadjusted for any sales charges. These results were achieved during a period when larger company stocks in both the United States and Europe tended to outperform the smaller company stocks in which the Fund invests. For example, the Morgan Stanley Capital International World Index, which is heavily weighted in large company stocks, had a return of 18.86% during the same period. Indexes reflecting smaller company stocks did not do as well. The Russell 2000 Index, a measure of the U.S. small cap stocks, returned 9.95%.

                            Portfolio Characteristics
                            -------------------------

       Total Net Assets                                           $308,375,741
       -----------------------------------------------------------------------
       Number of Holdings                                                  207
       -----------------------------------------------------------------------

     Were there any significant asset allocation changes during the period?

     G. Gunn: Yes. We increased the emphasis in Western Europe. At the close of the period, on April 30, the Fund had about 50% of net assets invested in Western Europe and 40% invested in the United States, with the remaining 10% divided among cash, Japan, Australia, New Zealand, Canada, Africa and Latin America. These weightings reflected a substantial re-allocation. At the start of the fiscal year in November 1997, 60% of Fund assets were invested in the United States, and 25% in
     European small company stocks.
--------------------------------------------------------------------
     Why did you make such a substantial change?

     G. Gunn: We saw the primary opportunity in Western Europe, where cyclical and structural changes are happening to favor equity markets. Cyclically speaking, Continental Europe is recovering after a multi-year period of slow growth. In addition, structural changes like increased focus on shareholder value, corporate restructuring, share buybacks and increased merger-and-acquisition activity all favor equities. The Fund was able to buy small company stocks in Europe at substantially cheaper price-to-earnings ratios than in the United States. It looked like we could generate better investment performance through this strategy.


     We have very little invested in Japan -- 2.6% -- or the emerging markets. Within Europe, the largest areas of emphasis include the United Kingdom, with 18.6% of assets; France, with 7.0% of assets; Switzerland, with 6.9% and Germany with 4.3% of assets. While we have been emphasizing growth companies, we also have added a number of value stocks, with lower price-to-earnings multiples, to add balance to the overall portfolio.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)


       Boewe Systec AG                                                    2.1%
       -----------------------------------------------------------------------
       Kuoni Reisen Holding AG                                            1.9%
       -----------------------------------------------------------------------
       Aegis Group Plc                                                    1.7%
       -----------------------------------------------------------------------
       Ashtead Group Plc                                                  1.6%
       -----------------------------------------------------------------------
       Capita Group Plc                                                   1.5%
       -----------------------------------------------------------------------
       Parity Plc                                                         1.4%
       -----------------------------------------------------------------------
       Sage Group Plc                                                     1.2%
       -----------------------------------------------------------------------
       DCC Plc                                                            1.2%
       -----------------------------------------------------------------------
       ATOS SA                                                            1.1%
       -----------------------------------------------------------------------
       Lindt & Spruengli AG                                               1.1%
       -----------------------------------------------------------------------
      Portfolio composition is subject to change.

                                   EVERGREEN
                           Global Opportunities Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What were some of the significant investments in Europe during the period?

     G. Gunn: Several business service companies based in the United Kingdom were significant contributors to performance during the period. As the period progressed, their prices appreciated and we took the opportunity to realize some profits and reduce our weightings.


     The largest foreign holding at the end of the fiscal period is Boewe Systec, a German company which manufactures high-speed mail insertion machinery. This equipment is used for inserting materials for commercial mass mailings. The company recently established a U.S. distributor.


     Another interesting investment is Hero, a Swiss company that specializes in fruit preserves. A new management team recently has been put in place, and distribution has been greatly expanded in the United States.



--------------------------------------------------------------------------------
     What is your outlook for international small company investing, Gilman?


     G. Gunn: Our outlook for European small company stocks is still very favorable. Our research has helped us find a number of smaller companies that are attractively priced relative to large, blue chip stocks. We have de-emphasized Japan, Latin America and the emerging markets, where we expect continued volatility.



--------------------------------------------------------------------------------
     Gary, what was the investment environment like in the United States for small company stocks during the period?


     G. Craven: It was mixed. On the one hand we had several pre-conditions in the economy which usually are favorable to small company investing. These included low to declining interest rates, low and stable inflation, and a great deal of technological advancement. The primary negative, however, was investor sentiment. Investors continued to prefer the more established larger companies with greater visibility. These companies have been enjoying good earnings growth, and the cash flow has been directed to them. As a result, we believe the valuations of small company stocks have become increasingly attractive relative to large company stocks, but there has not been a lot of interest.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)


       Information Services & Technology                                 10.2%

       Finance & Insurance                                                7.8%

       Food and Beverage Products                                         7.1%

       Healthcare Products and Services                                   6.9%

       Business Equipment & Services                                      6.3%

--------------------------------------------------------------------------------
     Within the United States portion of the portfolio, were there any significant industry shifts during the six months?


     G. Craven: We de-emphasized healthcare, while we increased our emphasis on telecommunications. Health care went from a 16.5% allocation in the U.S. portion of the portfolio to 6.9% because of the poor fundamental outlook in biotechnology and medical devices. The major increase was in telecommunications. Early in the period, we had major investments in several competitive local exchange carriers. These investments did very well. The Fund's former largest holding, for example, was ACC, which was bought by Teleport, which in turn was bought by AT&T. We took profits in this industry group and increased the emphasis on international long-distance carriers, where we see significant opportunities. The smaller companies in this industry group are benefiting from deregulation and the use of newer technologies, such as switches and fiber optic cables, which gives them a cost advantage. At the same time, the demand for their services in both voice and data transmission is growing as the economy becomes more global. Three significant investments were in Global

                                   EVERGREEN
                           Global Opportunities Fund




                          Portfolio Manager Interview

     Telesystems Group, Star Telecommunications and Pacific Gateway Exchange. During the six months, the per-share price of Global Telesystems rose from $26 to $46, the price of Star Telesystems went from $11 to $27, and the price of Pacific Gateway Exchange went from $38 to $58.



     Did the Asian financial crisis have any
     impact on strategy in the United States?


     G. Craven: The Asian crisis had a significant impact on many companies. At the beginning of the period, 17% of the U.S. portfolio was invested in electronic equipment companies, principally semiconductor firms. We sold the Fund's positions in them rather quickly in early October. After a sharp correction, however, we believed the market may have over-reacted, so we bought back a number of these stocks and were able to get a bounce in their stock prices. We then reduced the position again. At the close of the period, it was about 6.1% of the U.S. portfolio.


     We built up positions in a number of electronics companies we thought had greater long-term opportunities. These included Vitesse, which makes advanced computer chips for satellites, and Sipex, a diversified company which makes semiconductors used to manage power in devices such as cellular phones, pagers and hand-held computers.


     Other areas where we have increased our investments include companies involved in set-top boxes for cable television systems, which will be greatly expanding their products; and commercial services, including companies that help businesses in their target marketing programs.

                             Geographical Allocation
                             -----------------------
                        (as a percentage of net assets)


       Europe                                                            51.3%

       North America                                                     43.3%

       Japan                                                              2.6%

       Middle East/Africa                                                 1.2%

       Australia                                                          0.9%

       Latin/South America                                                0.7%

      Portfolio composition is subject to change.




     What is your outlook for the U.S. small
     company stock market?


     G. Craven: For investors with a long-term focus, we believe the opportunities in the small company market are above average. Of all the areas in the U.S. market, small company stocks are the most attractive both in current valuations and in growth outlook. Small companies now are selling at a 20-year-low relative to the overall stock market, as measured by price-earnings ratios. We think this market is extremely attractive for investors with a long-term outlook, but they should understand that it also is very volatile, and prices can move either up or down very quickly in the short term. We believe this market has the opportunity to deliver very competitive returns over the next three-to-five years.

Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

                                   EVERGREEN
                           International Growth Fund




                     Fund at a Glance as of April 30, 1998

The Fund has been helped by the emphasis on Europe and the de-emphasis of Latin America and Asia.
                                   Portfolio
                                   Management
                   ----------------------------------------


                             (Photo of Gilman Gunn)


                                  Gilman Gunn
                              Tenure: January 1991





            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

      (Graphic)                    The Equity Style Box placement is based on a
                                   fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                             Class A     Class B     Class C     Class Y
Inception Date               1/20/98     12/1/75     3/6/98      3/9/98
 ..........................................................................
Average Annual Returns
 ..........................................................................
6 months with sales charge      --         17.50%      --          --
 ..........................................................................
6 months w/o sales charge       --         22.30%      --          --
 ..........................................................................
1 year with sales charge        --         21.55%      --          --
 ..........................................................................
1 year w/o sales charge         --         26.37%      --          --
 ..........................................................................
3 years                         --         18.20%      --          --
 ..........................................................................
5 years                         --         13.41%      --          --
 ..........................................................................
10 years                        --          7.13%      --          --
 ..........................................................................
Since Inception              15.32%        10.93%    7.77%       7.90%
 ..........................................................................
Maximum Sales Charge          4.75%         5.00%    1.00%          n/a
                             Front End      CDSC        CDSC
 ..........................................................................
6-month income dividends per
  share                         --       $ 0.33        --          --
 ..........................................................................
6-month capital gain
  distributions per share       --       $ 1.54        --          --
 ..........................................................................

*Adjusted for maximum sales charge



--------------------------------------------------------------------------------
                                LONG TERM GROWTH


                   4/88       4/90      4/92      4/94      4/96      4/98

Class B Shares    10,000     8,866     9,254    12,336     14,126    19,909
MSCI EAFEI        10,000     9,700     9,326    13,312     15,750    18,667
CPI               10,000    11,008    11,913    12,587     13,337    13,877


Comparison of a $10,000 investment in Evergreen International Growth Fund, Class B shares, versus a similar investment in the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFEI) and the Consumer Price Index (CPI).







Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSEAFEI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           International Growth Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     six months?


     Performance has been quite good. For the six months that ended on April 30, 1998, the Evergreen International Growth Fund's Class B shares had a total return of 22.30%, unadjusted for any sales charges. By comparison, the Morgan Stanley Capital International EAFE Index had a return of 15.44%. The MSCI EAFE Index measures the performance of stock markets in Europe, Australia and the Far East.


                           Portfolio Characteristics
                           -------------------------


       Total Net Assets                                           $183,451,234

       Number of Holdings                                                  130

--------------------------------------------------------------------------------
     How would you describe the investment
     environment during the six months?


     In Europe, the environment has been quite positive, especially since January, with the markets producing very strong performance. In contrast, the Asian markets have been very volatile for the past six months. The Latin American markets have experienced both a ripple effect from the problems in Asia and concerns related to domestic issues in some major Latin American markets.


     Globally, we have had low interest rates, low inflation, an economic recovery in Europe and a very positive market in the United States. There has been no growth, however, in Asia. During the six months, the value of the U.S. dollar has been stable against other currencies.

                            Geographical Allocation
                            -----------------------
                        (as a percentage of net assets)


       Europe                                                            75.4%

       North America                                                     14.9%

       Asia                                                               3.1%

       Australia                                                          2.7%

       Far East/Africa                                                    2.5%

       Latin/South America                                                1.4%

       Portfolio composition is subject to change.


--------------------------------------------------------------------------------
     What have been your principal strategies during the six months?


     Our primary strategy has been to be heavily overweighted in Europe, and heavily underweighted in Asia, including Japan. We also have been heavily underweighted in emerging markets all over the world. At the end of the fiscal period on April 30, about 75% of the fund's assets were invested in Europe, with the largest concentrations in the United Kingdom (18.3%), France (13.9%), Switzerland (11.8%), Sweden (9.7%), Germany (7.4%) and the Netherlands (7.6%). We also have taken advantage of good, relative value in medium- and smaller-cap companies in Europe. About 20% of the Fund's assets in Europe are these types of companies. Japan, which has been a disappointing performer, had only 2.9% of Fund assets at the end of the fiscal period.


     In addition, we have emphasized industries which could be considered defensive. At the end of the period, for example, the top five industry weightings were food, healthcare, banks, finance and insurance, and construction. We also have been relatively neutral on currency, with about half the Fund's assets denominated or hedged in the U.S. dollar, and half denominated in foreign currencies.

                                   EVERGREEN
                           International Growth Fund




                          Portfolio Manager Interview

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)


       Food & Beverage Products                                          12.1%

       Healthcare Products & Services                                    11.9%

       Banks                                                              8.2%

       Finance & Insurance                                                7.7%

       Building, Construction & Furnishings                               6.1%

--------------------------------------------------------------------------------
     What were the main contributors to the
     strong performance of the Fund?


     The Fund has been helped by the emphasis on Europe and the de-emphasis of Latin America and Asia, including Japan. Our European holdings have been divided among two types of stocks. We have invested in both growth and value opportunities, although the Fund was weighted more toward growth companies during the six months. This has been helpful, because growth has outperformed value during the period. We have not had a major emphasis on technology stocks, although technology did well in Europe during the six months.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)


       Nestle SA                                                          4.4%

       Karstadt AG                                                        2.2%

       Astra AB                                                           2.1%

       Holderbank Financiere Glarus AG                                    1.8%

       B.A.T. Industries Plc                                              1.7%

       Telecom Italia SpA                                                 1.7%

       Rhone-Poulenc SA, Cl. A                                            1.7%

       Assa Abloy                                                         1.6%

       Berliner Kraft & Licht AG                                          1.6%

       Novartis AG                                                        1.6%

       Portfolio composition is subject to change.

--------------------------------------------------------------------------------
     What individual stocks have supported
     performance during the six months?


     Nestle, the international food company based in Switzerland, is the Fund's largest holding and has been a very strong performer. In fact, the stock almost doubled in value in the January to April 1998 period. This stock has been helped both by the company's strong growth as well as the heavy inflow of investment dollars to Europe. This money has tended to be invested in the larger, well-known companies, such as Nestle.


     A second very strong performer has been another Swiss company in a very different industry: Holderbank, one of the world's largest cement companies. It owns cement companies throughout the world, and has benefited from consolidation in the industry, which has given these companies more pricing power than most companies in other commodity-oriented industries. Holderbank is a very well-managed enterprise whose subsidiaries are either the largest or second largest companies in their markets.



--------------------------------------------------------------------------------
     What are the principal areas of concern
     in the international markets?


     We already have had a significant rally in Europe, and the U.S. market certainly is priced rather high. Anytime there has been a rally over an extended period of time, it is wise to proceed with caution. At the same time, the problems in Asia are by no means over. We believe the economies are still contracting and do not expect a quick recovery in the Pacific Basin. Two other causes of concern would be a significant increase in interest rates in either the United States or Europe or a significant decline in earnings. This could cause problems in the equity markets.

                                   EVERGREEN
                           International Growth Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What is your outlook?


     We continue to have a favorable outlook about Europe, not only because the economies there are rebounding, but also because of structural changes we see occurring. European companies are focusing more on return on equity, on cost cutting and on their core competencies. In addition, there is a benign interest rate environment in Europe, encouraging investment in stocks.


     In an era when the European Economic Union and the European Monetary Union are advancing, many companies are getting ready to compete on a broader, European scale and this trend is creating some interesting investment opportunities.

     Until recently, the weakness of European currencies against the dollar has helped European companies exporting to other countries. In the future, however, companies can also count on stronger domestic consumption to support demand for their products.


     Finally, the level of merger-and-acquisition activity in Europe is high, and this tends to support stock prices. Certainly the most notable recent merger development has been the announcement that Daimler-Benz, a stock included in the Fund's portfolio, will be merging with Chrysler.

                                   EVERGREEN
                               Latin America Fund




                     Fund at a Glance as of April 30, 1998

We took a more conservative and highly selective approach during the six-month period ended April 30, 1998.
                                   Portfolio
                                  Management
                  ----------------------------------------


                              (Photo of Francis Claro)



                                 Francis Claro
                             Tenure: October 1996





                             (Photo of Antonio Docal)

                                 Antonio Docal
                              Tenure: October 1996



            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Equity Style Box placement is based on a
         (Graphic)                 fund's price-to-earnings and price-to-book
                                   ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                            Class A     Class B     Class C     Class Y
Inception Date             11/01/93    11/01/93    11/01/93    3/30/98
 ........................................................................
Average Annual Returns
 ........................................................................
6 months with sales charge    8.36%       8.88%      12.35%      --
 ........................................................................
6 months w/o sales charge    13.76%      13.33%      13.24%      --
 ........................................................................
1 year with sales charge      2.74%       2.90%       6.19%      --
 ........................................................................
1 year w/o sales charge       7.86%       7.11%       7.03%      --
 ........................................................................
3 years                      17.13%      17.41%      18.13%      --
 ........................................................................
Since Inception              10.43%      10.52%      10.83%    3.14%
 ........................................................................
Maximum Sales Charge          4.75%       5.00%       1.00%
                           Front End      CDSC        CDSC        n/a
 ........................................................................
6-month capital gain
  distributions per share  $ 2.86      $ 2.86      $ 2.86        --
 ........................................................................

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH


                   11/93       4/94      4/95      4/96      4/97      4/98

Class A Shares     9,525      9,525     9,259     10,910    14,485    15,622
MSCIWI            10,000     10,281    11,339     13,524    14,989    19,414
S&P 500           10,000      9,768    11,474     14,941    18,696    26,373
CPI               10,000     10,117    10,425     10,719    10,995    11,153



Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares, versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI), the S & P 500 Index, and the Consumer Price Index (CPI).





Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIWI and the S & P 500 Index are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                               Latin America Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     six-month period that ended April 30, 1998?


     The Evergreen Latin America Fund's Class A shares produced a total return of 13.76% for the period. This return is without deduction of any sales charges. For the same period, the Lipper Latin American Fund Average rose 10.14% and the MSCI World Index produced a return of 18.86%. We believe the Fund's performance is the result of good stock and country selection.

                           Portfolio Characteristics
                           -------------------------


       Total Net Assets                                            $91,637,237

       Number of Holdings                                                   57

--------------------------------------------------------------------------------
     What was the investment environment
     like during the period?


     It was a particularly volatile period. The economic crisis that occurred in Asia in October had a contagious effect on the Latin American financial markets. While the economic fundamentals of most Latin American countries remained strong, there was a tendency on the part of investors to believe that the risks associated with the Asian emerging markets would affect emerging markets all over the world. Therefore, many investors sold their Latin American stocks. We used these difficulties to work to our advantage. As prices declined, we purchased stocks at attractive prices. After the initial market sell-off, Latin American stock prices rebounded. Brazil and Mexico recovered the most -- the two areas in which most of the Fund's assets are invested. We are still seeing some terrific bargains.

--------------------------------------------------------------------------------
     What differentiates the emerging markets of Latin America from those of Asia?


     The economic underpinnings in the Latin American economies are much stronger than those of many of Asia's emerging markets. For example, there is no real estate bubble in Latin America, so real estate prices are not artificially high. Banks in Latin America today have a more solid financial base after consolidation, capital increases and the entrance of foreign partners. Cronyism and corruption in the Latin countries is on the decline, and governments are more willing to work with the International Monetary Fund (IMF) and other multinational agencies.


     Latin America also has more functioning democracies that have held free and fair elections. At the time that the Asian economies collapsed, Asia had an overcapacity problem. In contrast, the Latin American countries are trying to satisfy pent-up demand for goods and services. For example, in Latin America there is a great need for infrastructure development. There is strong demand for sewerage, roads, utilities, and telecommunications services. The Latin American economies experienced a crisis in 1994, when the Mexican economy collapsed. Out of that crisis came some very sound solutions for managing emerging market economies. The results have been prepaid debt, high growth, and more investment in the region.

                            Geographical Allocation
                            -----------------------
                        (as a percentage of net assets)

       Brazil                                                            47.9%

       Mexico                                                            36.3%

       United States                                                      7.6%

       Argentina                                                          5.1%

       Peru                                                               1.6%

       Columbia                                                           1.1%

       Venezuela                                                          0.9%

       Chile                                                              0.4%

     Portfolio composition is subject to change.

                                   EVERGREEN
                               Latin America Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     How did you manage the Fund during
     the six-months?


     We took a more conservative and highly selective approach. We reduced the number of companies in the portfolio, and we aggressively sought stocks that have value and growth attributes together with catalysts that we believe will be recognized by investors in the future. We had a slightly higher cash position than normal, but that allowed us to be more agile in investing in companies where we saw opportunities. At the end of the period, about 8% of the portfolio's assets were in cash, which we expect to be investing at remarkably low valuations.



--------------------------------------------------------------------------------
     Brazil and Mexico continued to account for most of the fund's assets. Why were these countries attractive?


     Let's start with Brazil which, at 48% of assets, accounted for the Fund's largest country allocation at the end of the six-month period. The Brazilian economy is benefiting from an austerity program that the government put in place after the stock market downturn in October. The program called for increased taxes and reductions in government spending. When investing in Brazil, we focused on companies reaping the rewards of restructuring, privatization and increased productivity. We found attractive investments in a variety of economic sectors, the largest being the Brazilian telecommunications sector. Two companies that contributed strongly to performance were Cofap, an auto parts manufacturer that was bought by Fiat; and Caemi, the third largest iron ore producer in the world. Caemi exports virtually all its production and, according to some top sector analysts, is trading at about twice its cash flow.

--------------------------------------------------------------------------------
     . . .and Mexico?


     Mexican stocks composed 36% of the Fund's assets at the end of the period. Mexico has solid macro-economic fundamentals. Its Gross Domestic Product
     (GDP) growth was between 4.5% and 5% in 1997 and should continue at the same rate in 1998. Inflation and interest rates continue to trend downward year-over-year. The only weakness we've seen has been a deterioration in the current account deficit. We believe that while the trend is a concern, it can be financed by direct foreign investment and capital flows. One area that we favored in Mexico was the cement industry. About 85% of cement sales are by "do-it-yourselfers," individuals buying cement to construct or add on to their homes. Cemex, the third largest cement company in the world, and Apasco are two companies that are benefiting from this do-it-yourself trend. We also found opportunity in selected banks. Since the Mexican economic crisis in 1994, banks have become more stable. They are beginning to increase lending rates for the first time in three years, and their stocks are attractively priced. Two banks that we believe have potential for long-term gains are Banacci and Bancomer.

                                Top 10 Holdings
                                ---------------

                        (As a percentage of net assets)

       Telecomunicacoes Brasileiras SA, ("Telebras") ADR                  9.3%

       Companhia Riograndense de Telecomunica                             8.2%

       Telecomunicaoes de Sao Paulo SA                                    8.2%

       Grupo Finance Banamex Accival SA de CV, Ser.B                      5.2%

       Fomento Economico Mexicano SA, Ser. B                              3.5%

       Telecomunicacoes de Rio de Janiero SA                              3.4%

       Telefonos de Mexico SA, ADR                                        3.3%

       Apasco SA de CV                                                    3.2%

       Petroleo Brasileiro SA ("Petrobras")                               3.1%

       Panamerican Beverages, Inc., Cl. A, ADR                            3.0%

       Portfolio composition is subject to change.

                                   EVERGREEN
                               Latin America Fund




                          Portfolio Manager Interview


     What positions did you reduce in the
     portfolio?

     Weak demand for commodities in the emerging nations and in Japan resulted in a decline in prices. We cut back investments in countries that were sensitive to commodity price declines. We eliminated investments in Venezuela because of lower oil prices. We also reduced the Fund's position in Argentina, an oil exporter, and we sold investments in Chile, which was affected by lower copper prices. Toward the end of the period, commodity prices began to stabilize as a result of a pick-up in demand from the U.S. and Europe.

                               Top 5 Industries
                                ----------------

                        (As a percentage of net assets)

       Telecommunication Services & Equipment                            36.6%

       Finance & Insurance                                               10.3%

       Food & Beverage Products                                           9.6%

       Building, Construction & Furnishings                               7.6%

       Oil/Energy                                                         5.9%


     What was your strategy in Peru?


     About 2% of the Fund's assets were invested in Peru. This is a market where we believe there is opportunity in the future. Because the epicenter of the El Nino phenomenon is in Peru, no country has been more negatively affected by it. With El Nino subsiding, we believe we will see Peru's Gross Domestic Product (GDP) rebound during the second half of 1998 and into 1999. We believe there is potential for strong consumption growth, increased construction development, and more mining activity. We have been increasing our exposure in this market.



     What is your outlook


     We are optimistic about the prospects for the Latin American markets and the Fund. We believe the concerns that arose over Asia's economic problems and their effect on Latin American stocks will decline, and investors will once again focus on the positive economic fundamentals and attractive valuations of the region. International companies are investing in record numbers in Latin America with a long-term perspective. U.S. auto makers, utility companies, banks, and other businesses are competing for Latin American business.


     Because of recent stock market declines, price/earnings ratios (PEs) on Latin American stocks are at recent historic lows. We believe this situation presents opportunity for the Fund, as the stocks of many attractive companies are undervalued and we are able to find investments that offer a combination of good value and strong potential for growth. The diversification that Latin American investments offer, the solid economic fundamentals of the region, and the high quality of many Latin American companies make it an attractive area in which to invest.

     The Evergreen Latin America Fund may also be subject to the additional risk of non-diversified "Regional Fund" investing.

                                   EVERGREEN
                             Natural Resources Fund




                     Fund at a Glance as of April 30, 1998

We increased the natural resources portion of the Fund because the prices of stocks on some better quality natural resources companies declined and were at attractive levels.
                                   Portfolio
                                  Management



                             (Photo of John Madden)


                                  John Madden
                              Tenure: October 1994






            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE







(Graphic)                          Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                              Class A      Class B      Class C
Inception Date               10/17/94     10/17/94     10/17/94
 .................................................................
Average Annual Returns
 .................................................................
6 months with sales charge   (7.68%)      (7.78%)      (4.45%)
 .................................................................
6 months w/o sales charge    (3.08%)      (3.52%)      (3.60%)
 .................................................................
1 year with sales charge     (3.39%)      (3.72%)      (0.24%)
 .................................................................
1 year w/o sales charge       1.43%        0.73%        0.64%
 .................................................................
3 years                       7.03%        7.08%        7.91%
 .................................................................
Since Inception               4.34%        4.25%        4.98%
 .................................................................
Maximum Sales Charge          4.75%        5.00%        1.00%
                             Front End       CDSC         CDSC
 .................................................................
6-month income dividends per
  share                      $ 0.13       $ 0.13       $ 0.13
 .................................................................
6-month capital gain
  distributions per share    $ 1.25       $ 1.25       $ 1.25
 .................................................................

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH


                    10/94    4/95    4/96     4/97       4/98


Class A Shares     9,525    9,003    10,692   11,423    11,587
MSCIWI             10,000   10,482   12,503   13,857    17,948
S&P 500            10,000   11,047   14,384   18,000    25,391
CPI                10,000   10,160   10,446   10,716    10,870


Comparison of a $10,000 investment in Evergreen Natural Resources Fund, Class A shares, versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI), the S&P 500 Index, and the Consumer Price Index (CPI).






Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIWI and the S&P 500 Index are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Natural Resources Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     six-month period that ended April 30, 1998?


     The Fund's Class A shares declined 3.08%, unadjusted for sales charges, substantially underperforming the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index (S&P 500). The Fund outperformed the Lipper Analytical Services Natural Resources Peer Group average return of (3.81)%.

                           Portfolio Characteristics
                           -------------------------


       Total Net Assets                                            $15,055,934

       Number of Holdings                                                   37

--------------------------------------------------------------------------------
     What contributed to performance?


     In general, natural resources stocks performed poorly. Virtually all resources -- including energy and non-ferrous metals -- were laggards, relative to the S&P 500. As mentioned, the average return for the Lipper Natural Resources Peer Group over the six-month period declined 3.81%. The disappointing performance of the emerging markets of Asia and Latin American was also a factor. The Fund had significant exposure to both resources and infrastructure development investments in these markets.



--------------------------------------------------------------------------------
     What was the investment environment like for natural resources stocks during the period?


     The economic difficulties in Asia were the most important element for natural resources investing. This was because Asian economic growth rates had been higher than the growth rates of the major industrialized countries for some time. The nature of Asia's growth is based on the development of basic industries and infrastructure, which means that petrochemicals, steel and base metals are important in the region's development. As a result, Asia is a major factor in the global consumption of these resources. The Asian economies use between 30%-40% of the world's output of nickel, copper and aluminum.


     As the financial crisis swept through Asia and growth expectations declined, commodity prices suffered. Copper, for example, sold for more than $1.18/lb a year ago. It dropped to $0.83/lb. at the end of April 1998. Nickel and aluminum prices have declined by 24% and 11%, respectively. Oil, which once was virtually immune to downturns, fully participated in this one. West Texas crude sold for more than $21 a barrel last fall. At the end of April, it closed at $15.15 per barrel and had been much lower during the period. All of this resulted in poor performance of the stocks of commodity producers, especially those in the more leveraged natural resources industries, such as oil service and exploration companies. Ironically, lower commodity prices were positive for other industries and economies. They resulted in lower inflation in many areas, which boosted the performance of broad market averages that made the relative performance of resources companies look worse.

                                Top 10 Holdings
                                ---------------

                        (as a percentage of net assets)

       Schlumberger Ltd.                                                  7.6%

       Diamond Offshore Drilling, Inc.                                    7.4%

       Potash Corp. of Saskatchewan, Inc.                                 5.0%

       Halliburton Co.                                                    4.7%

       Alcan Aluminum Ltd.                                                4.2%

       Aluminum Co. of America                                            4.1%

       Industrias Penoles SA de CV                                        3.6%

       Canadian Occidental Petroleum Ltd.                                 3.4%

       Rio Tinto Plc                                                      3.0%

       Santos Ltd.                                                        2.9%

       Portfolio composition is subject to change.

                                   EVERGREEN
                             Natural Resources Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What was your investment strategy
     during the period?


     Because the prices of stocks on some better quality natural resources companies declined and were at attractive levels, we increased the natural resources portion of the Fund from 78% to 87%. We decreased the allocation to infrastructure, fertilizer and agriculture stocks from 22% to 13%. In those areas, we sold stocks that had performed well.



--------------------------------------------------------------------------------
     How did energy stocks perform during
     the period?


     Performance of energy stocks varied widely. After producing solid returns for a relatively long period, energy service companies stocks were among the worst performers. These are among the most volatile stocks, and they are the most vulnerable to market downturns.


     Stocks of the major integrated oil companies peaked in the fall of 1997. Their prices declined about 20% by early January and climbed back to their previous highs by the end of April. These stocks rose about 5% over the six-month period. Under ordinary circumstances this might be considered good performance, but it seems paltry when the Dow Jones Industrial Average rose more than 20% in the same time frame. We increased the Fund's exposure to energy stocks from 35% to just under 45% of net assets.

                               Top 5 Industries
                               ----------------

                        (as a percentage of net assets)

       Metals & Mining                                                   24.6%

       Oil Field Services                                                24.5%

       Oil/Energy                                                        19.5%

       Chemical & Agricultural Products                                   7.8%

       Iron & Steel                                                       5.0%


--------------------------------------------------------------------------------
     Did you make changes to the mining
     portion of the portfolio?


     We made two changes in this segment of the portfolio. First, we added to the precious metals component, which at the end of the period composed about 40% of portfolio assets. Precious metals stocks were attractive because of an improving supply/demand balance and because we feel they may benefit from the turmoil in Asia. Second, we largely eliminated Australian mining companies. These companies are most vulnerable to Asia's economic problems, because they ship the bulk of their output to Asia.



--------------------------------------------------------------------------------
     What were some of your success stories?


     Several gold stocks performed well. These included Durban Deep in South Africa, and Stillwater Mining, a platinum-palladium producer in Montana. Several European investments were also success stories, such as Lafarge, the French building materials company. The Fund's holdings in Brazil also were solid performers, despite their volatility.

                            Geographical Allocation
                            -----------------------

                        (as a percentage of net assets)


       United States                                                     43.0%

       Canada                                                            21.4%

       United Kingdom                                                     9.0%

       Brazil                                                             7.6%

       France                                                             6.9%

       Australia                                                          5.5%

       Mexico                                                             3.6%

       Peru                                                               1.9%

       South Africa                                                       1.1%

       Portfolio composition is subject to change.

                                   EVERGREEN
                             Natural Resources Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     Did you make changes to the Fund's
     country allocations?


     We reduced the North American allocation from 67% to 63% of assets and the Asia/Pacific portion of the portfolio from 11% to 6%. The change in Asia was largely due to selling Australian mining companies. We raised investments slightly in Europe, from 13% to 16% of assets. At the end of the period, Latin America also accounted for 15% of assets, up from 9%. Market appreciation was the primary driver behind the increase in our Latin American allocation.



--------------------------------------------------------------------------------
     What is your outlook?


     Because metals depend on strong growth in Asia, the pace of economic recovery in that region is critical. We believe it is unlikely that Asia's problems could get much worse and result in another round of devaluations and drawn out recovery. Still, growth rate estimates are being revised downward, and any growth sufficient to materially impact metals prices is probably a year away. We have concentrated our metals holdings in companies that are less susceptible to these problems, such as aluminum stocks, special situations and broad-based companies. Our outlook for energy is more positive, because we believe OPEC caused some of the problems in the energy sector, and it has the ability to solve them. We expect the current oil inventory bulge to be under control by fall of 1998. We continue to believe that a strong position in energy is appropriate for the Fund. We will probably increase the Fund's European investments, both in resources and in infrastructure development. In our opinion, natural resources stocks discounted Asia's problems ahead of most other investments, and we think they will react early to a resolution in Asia. Many of these stocks are very attractively priced and represent good value that should become apparent over the next twelve months.

                                   EVERGREEN
                              Precious Metals Fund




                     Fund at a Glance as of April 30, 1998

We maintained our strategy of seeking companies with large, low-cost reserves and the ability to expand output.
                                   Portfolio
                                   Management
                    ----------------------------------------


                          (Photo of John Madden)


                                  John Madden
                              Tenure: October 1995










            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE







(Graphic)                          Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C
Inception Date             1/20/98      1/30/78      1/29/98
 ...............................................................
Average Annual Returns
 ...............................................................
6 months with sales charge    --        ( 0.64%)        --
 ...............................................................
6 months w/o sales charge     --          4.27%         --
 ...............................................................
1 year with sales charge      --        (19.72%)        --
 ...............................................................
1 year w/o sales charge       --        (15.74%)        --
 ...............................................................
3 years                       --        ( 8.39%)        --
 ...............................................................
5 years                       --        ( 1.48%)        --
 ...............................................................
10 years                      --          0.43%         --
 ...............................................................
Since Inception            19.58%         8.50%      11.88%
 ...............................................................
Maximum Sales Charge        4.75%         5.00%       1.00%
                            Front End      CDSC         CDSC
 ...............................................................
6-month capital gain
  distributions per share     --        $  0.81         --
 ...............................................................

*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH



                  4/88        4/90        4/92    4/94     4/96    4/98

Class B Shares   10,000       9,174       8,389   14,025   16,171   10,438
S&P 500          10,000       13,589      18,227  20,969   32,074   56,616
CPI              10,000       11,008      11,913  12,587   13,337   13,877






Comparison of a $10,000 investment in Evergreen Precious Metals Fund, Class B shares, versus a similar investment in the S & P 500 Index, and the Consumer Price Index (CPI).







Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Precious Metals Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform?


     The Fund produced strong performance relative to its peers. For the six-month period that ended April 30, 1998, the Fund's Class B shares generated a 4.27% total return, strongly outpacing the Lipper Gold Fund average, which declined 3.03%. This return is unadjusted for sales charge. The Fund also outperformed the XAU Index, an index composed primarily of North American gold stocks, which rose 0.48%. Gold prices declined 1.54%. Sector allocation was an important contributor to performance. During the period only about one-third of the Fund was invested in non-North American stocks, which significantly underperformed the Australian and South African segments of the gold market.

                           Portfolio Characteristics
                           -------------------------


       Total Net Assets                                            154,402,578

       Number of Holdings                                                   70

--------------------------------------------------------------------------------
     What was the investment environment
     like during the period?


     The investment environment for precious metals stocks was quite volatile. Early in the period, gold prices continued to decline, as they had for almost two years. In January, we believe they hit their lows, trading briefly below $280 per ounce. Gold prices subsequently rose above $300 per ounce, trading as high as $314 in late April and closed the period at $306. This modest recovery was paralleled by a rally in gold stocks. For example, the XAU Index rose from a multi-year low of 61.23 in January 1998 to over 90 in mid-April, while the South African and Australian stocks in the Financial Times Indexes rose 56% and 71%, respectively, from the lowest levels of December 1997. The rally in gold stalled during the last few weeks of the period and prices weakened. The immediate causes of the weakness are debatable, but we believe the dramatic strength of the U.S. dollar was an important factor. On balance, we believe the investment environment for gold has improved over the past six months, but the conditions for generating broad investor interest in the metal have not yet developed and will probably depend on how events unfold in Asia.



--------------------------------------------------------------------------------
     What caused the turnaround in gold
     prices?


     Before discussing the turnaround, we should explain what we believe were the causes for the downturn in gold prices. We believe, the primary reasons for the gradual price erosion of gold since early 1996 have been commodity fund short-selling, outright sales by central banks, and producer forward-selling, all done in an environment of relatively little investor interest in gold or gold stocks.


     The change of sentiment that prompted gold to rally relates to a growing conviction that the European currency (EMU) will go forward, that there will be a reasonable (though as yet undefined) percentage of gold backing for the EMU, and that the major central banks in Germany and France will not be sellers of gold for the foreseeable future. Other factors include the sharp move in the price of silver and the announcement that investor Warren Buffett had taken a major position in gold. Finally, we believe that those with short positions in gold began to cover, perhaps thinking that the long, extremely profitable run from over $400 per ounce down to under $300 was approaching the end.



--------------------------------------------------------------------------------
     What effect did Asia's economic troubles have on the prices of precious metals?


     The turmoil in Asia seemed to have very little effect on precious metals prices, at least in the short term; however, there may be a long-term impact. A great deal of wealth has vanished in Asia, and the lesson that ownership of gold would have preserved much of what is

                                   EVERGREEN
                             Precious Metals Fund




                          Portfolio Manager Interview

     gone won't be lost on either individuals or central banks. Asia has always been a major source of gold demand, and the problems in those economies could have a negative impact on consumer purchasing ability in the region.




--------------------------------------------------------------------------------
     What was your investment strategy?


     We maintained our strategy of seeking companies with large, low-cost reserves and the ability to expand output. These types of companies have served the Fund best over the years. We made two decisions regarding short-term holdings. First, we stopped reducing holdings in South Africa and Australia, because we felt that these segments of the market were oversold. We added modestly to our investments in these two areas, and this move was successful. Second, we maintained exposure to some smaller companies that had been hit hard in the market but we believe have viable projects, good potential growth prospects, and that should perform well if gold prices rise. We think there is room in the Fund for other assets, smaller gold stocks, even non-gold investments, such as diamond and platinum, but the larger, well-managed firms have been the mainstay of the Fund.

                            Geographical Allocation
                            -----------------------
                        (as a percentage of net assets)

       Canada                                                            47.5%

       South Africa                                                      24.7%

       United States                                                     16.2%

       Australia                                                          8.5%

       Papua New Guinea                                                   1.2%

       Peru                                                               1.0%

       Mexico                                                             0.9%

       Portfolio composition is subject to change.




--------------------------------------------------------------------------------
     Did you change the Fund's geographic
     allocations?


     The geographic allocations changed very little over the period. About 65% of Fund assets were invested in North and South America, 25% in Africa, and 10% in Australia and other countries. The biggest change in the Fund came with the merger of Evergreen Precious Metals Fund with Blanchard Precious Metals Fund in February. The Blanchard fund was more concentrated in North America than the Evergreen Precious Metals Fund, so we made some adjustments. Many of the companies in the Blanchard fund, however, were already in the Evergreen Precious Metals Fund. For example, two Canadian gold mining companies -- Franco-Nevada Mining and Euro-Nevada Mining -- were in both funds and have served shareholders well and remain attractive investments.

                              Industry Allocation
                              -------------------
                          (As a percentage of assets)

       Gold Mining                                                       64.3%

       Metals & Mining                                                   41.3%

--------------------------------------------------------------------------------
     Where did you find the most opportunity?


     Two stocks were particularly solid performers -- Stillwater Mining and Durban Deep. Stillwater Mining is a Montana palladium and platinum miner, the largest source of these metals outside Russia and South Africa. Stillwater recently completed an expansion program and expects to show substantial profits this year. The company should benefit from the very positive supply/demand outlook for the "platinum group metals." Durban
     Deep is a South African producer undergoing significant restructuring in its financial properties, management, and mining techniques. The company is a high-cost miner and leveraged to gold prices; however, with a market capitalization of only $10 per ounce of reserves, its risk-reward characteristics are appealing.

                                   EVERGREEN
                             Precious Metals Fund




                          Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                          (As a percentage of assets)

       Franco Nevada Mining Ltd.                                          9.1%

       Euro Nevada Mining Ltd.                                            7.0%

       Newmont Mining Corp.                                               6.5%

       Barrick Gold Corp.                                                 5.2%

       Ashanti Goldfields Ltd., GDR                                       4.0%

       Homestake Mining Co.                                               3.9%

       Stillwater Mining Co.                                              3.8%

       Pioneer Group, Inc.                                                3.4%

       TVX Gold, Inc.                                                     3.3%

       Kinross Gold Corp.                                                 3.0%

       Portfolio composition is subject to change.




--------------------------------------------------------------------------------
     Any disappointments?


     One disappointment would be SouthernEra Resources, Inc., a diamond company in South Africa highlighted in the last shareholder report. SouthernEra made a promising new discovery that was amenable to surface and shallow-depth mining. It was slated to begin production this year. Unfortunately, the company is involved in a property dispute and the company's stock has suffered.

--------------------------------------------------------------------------------
     What is your outlook?


     We believe the worst is behind us for gold. Gold has to compete with a number of alternatives for the investor's dollar. To date, the metal is lagging other financial assets, such as stocks and the U.S. dollar, but there are clouds on the horizon that may cause gold to regain some of its appeal. Asia still has a number of political and economic problems. Valuations in the U.S. and European stock markets are very high. Tensions are rising in the Indian subcontinent, and Russia is wavering on the edge of currency devaluation. On the positive side, satisfactory progress toward the EMU should eliminate some of the most nettlesome worries about central bank sales. Any or all of these factors contain the seeds of greater investor interest in gold and in gold stocks. As individuals in Asia have discovered, there are times when there is nothing better to own, and current circumstances in the U.S. and abroad have the potential to make the next twelve months one of those times.

                                   EVERGREEN
                           Global Opportunities Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                       Six Months
                                          Ended            One-Month
                                      April 30,1998      Period Ended
                                      (Unaudited)#     October 31, 1997*
 CLASS A SHARES
Net asset value beginning of
 period                               $     23.53        $     24.90
                                      -----------        -----------
 .......................................................................
Income (loss) from investment
 operations
 .......................................................................
Net investment income (loss)                (0.11)              0.02
 .......................................................................
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions               3.27             ( 1.39)
                                      -----------        -----------
 .......................................................................
Total from investment operations             3.16              (1.37)
                                      -----------        -----------
 .......................................................................
Less distributions
 .......................................................................
From net realized gain on
 investments and foreign currency
 related transactions                       (1.53)                 0
                                      -----------        -----------
 .......................................................................
Total distributions                         (1.53)                 0
                                      -----------        -----------
 .......................................................................
Net asset value end of period           $   25.16          $   23.53
                                      -----------        -----------
 .......................................................................
Total return +                              14.41   %          (5.50%)
 .......................................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                              1.88%++            1.87%
 .......................................................................
 Total expenses, excluding
  indirectly paid expenses                   1.87%++            1.85%++
 .......................................................................
 Net investment loss                        (1.00%)++          (1.40%)++
 .......................................................................
Portfolio turnover rate                        62%                 7%
 .......................................................................
Average commissions rate paid
 per share                          $      0.0116      $      0.0019
 .......................................................................
Net assets end of period
 (thousands)                        $      81,970      $      98,031
 .......................................................................



                                                    Year Ended September 30,
                                        1997#            1996           1995          1994
 CLASS A SHARES
Net asset value beginning of
 period                              $   24.56       $   23.43      $    19.42    $    18.02
                                     ----------      ----------     ----------    ----------
 .............................................................................................
Income (loss) from investment
 operations
 .............................................................................................
Net investment income (loss)              (0.17)          (0.06)         (0.16)        (0.04)
 .............................................................................................
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions             1.76            1.19           4.17          1.60
                                     ----------      ----------     ----------    ----------
 .............................................................................................
Total from investment operations           1.59            1.13           4.01          1.56
                                     ----------      ----------     ----------    ----------
 .............................................................................................
Less distributions
 .............................................................................................
From net realized gain on
 investments and foreign currency
 related transactions                     (1.25)              0              0         (0.16)
                                     ----------      ----------     ----------    ----------
 .............................................................................................
Total distributions                       (1.25)              0              0         (0.16)
                                     ----------      ----------     ----------    ----------
 .............................................................................................
Net asset value end of period         $   24.90       $   24.56     $    23.43    $    19.42
                                     ----------      ----------     ----------    ----------
 .............................................................................................
Total return +                             6.95%           4.82%         20.65%         8.74%
 .............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                            1.67%           1.62%          1.83%         2.01%
 .............................................................................................
 Total expenses, excluding
  indirectly paid expenses                 1.66%           1.60%          1.81%          N/A
 .............................................................................................
 Net investment loss                      (0.69%)         (0.53%)        (0.83%)       (0.86%)
 .............................................................................................
Portfolio turnover rate                      72%             67%            35%           32%
 .............................................................................................
Average commissions rate paid
 per share                         $     0.0066    $     0.0079            N/A           N/A
 .............................................................................................
Net assets end of period
 (thousands)                       $    113,477    $    250,427     $   94,679    $   71,122
 .............................................................................................


                                                                       Year Ended September 30,
                                                       1993          1992         1991          1990         1989
 CLASS A SHARES
Net asset value beginning of period                 $   11.69     $   12.89    $   9.89      $   11.17    $   9.77
                                                    ---------     ---------    --------       ---------    --------
 ....................................................................................................................
Income (loss) from investment operations
 ....................................................................................................................
Net investment income (loss)                            (0.14)        (0.08)       0.17           0.19        0.09
 ....................................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                            6.47          0.23        3.06          (1.27)       1.66
                                                    ---------     ---------    --------       ---------    --------
 ....................................................................................................................
Total from investment operations                         6.33          0.15        3.23          (1.08)       1.75
                                                    ---------     ---------    --------       ---------    --------
 ....................................................................................................................
Less distributions
 ....................................................................................................................
From net investment income                                  0             0        (0.23)        (0.12)       (0.09)
 ....................................................................................................................
From net realized gain on investments and foreign
 currency related transactions                              0         (1.35)           0         (0.08)       (0.26)
                                                    ---------     ---------    ---------      ---------    ---------
 ....................................................................................................................
Total distributions                                         0         (1.35)       (0.23)        (0.20)       (0.35)
                                                    ---------     ---------    ---------      ---------    ---------
 ....................................................................................................................
Net asset value end of period                       $   18.02     $   11.69    $   12.89      $    9.89    $  11.17
                                                    ---------     ---------    ---------      ---------    ---------
 ....................................................................................................................
Total return +                                          54.15%         1.81%       32.71%        (9.65%)      16.94%
 ....................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                                          2.84%         2.50%        2.03%         2.00%        2.00%
 ....................................................................................................................
 Total expenses, excluding fee waivers and
  expense reimbursements                                  N/A           N/A         3.67%         7.77%       13.06%
 ....................................................................................................................
 Net investment income                                  (1.72%)       (0.69%)       1.49%         1.80%        0.86%
 ....................................................................................................................
Portfolio turnover rate                                    64%           75%         134%           51%          13%
 ....................................................................................................................
Net assets end of period (thousands)                $  29,942     $  10,859    $   2,159     $   1,519    $   1,378
 ....................................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net Investment income is based on average shares outstanding during the period.
* The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                    Six Months
                                       Ended           One-Month
                                  April 30, 1998      Period Ended
                                   (Unaudited)#    October 31, 1997**
 CLASS B SHARES
Net asset value beginning of
 period                               $  22.69         $    24.03
                                   -----------       ------------
 ....................................................................
Income (loss) from
 investment operations
 ....................................................................
Net investment loss                      (0.19)             (0.06)
 ....................................................................
Net realized and unrealized gain
 (loss) on investments and
 foreign currency related
 transactions                             3.15              (1.28)
                                   -----------       ------------
 ....................................................................
Total from investment
 operations                               2.96              (1.34)
                                   -----------       ------------
 ....................................................................
Less distributions
 ....................................................................
From net realized gain on
 investments and foreign
 currency related transactions          (1.53)                  0
                                   -----------       ------------
 ....................................................................
Total distributions                     (1.53)                  0
                                   -----------       ------------
 ....................................................................
Net asset value end of period         $  24.12         $    22.69
                                   -----------       ------------
 ....................................................................
Total return +                           14.03%             (5.58%)
 ....................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.63%++            2.62%++
 ....................................................................
 Total expenses, excluding
  indirectly paid expenses                2.62%++            2.61%++
 ....................................................................
 Net investment loss                     (1.75%)++          (2.15%)++
 ....................................................................
Portfolio turnover rate                     62%                 7%
 ....................................................................
Average commissions rate
 paid per share                   $     0.0116     $       0.0019
 ....................................................................
Net assets end of period
 (thousands)                      $    189,677     $      216,471
 ....................................................................



                                                          Year Ended September 30,
                                      1997#           1996          1995         1994           1993*
 CLASS B SHARES
Net asset value beginning of
 period                            $   23.92       $  23.00       $  19.20     $  17.95      $    14.04
                                   ----------      ---------      --------     --------      ----------
 ..........................................................................................................
Income (loss) from
 investment operations
 ..........................................................................................................
Net investment loss                     (0.32)         (0.21)        (0.25)       (0.15)          (0.04)
 ..........................................................................................................
Net realized and unrealized gain
 (loss) on investments and
 foreign currency related
 transactions                          1.68           1.13            4.05         1.56            3.95
                                   ----------      ---------      --------     --------      ----------
 ..........................................................................................................
Total from investment
 operations                            1.36           0.92            3.80         1.41            3.91
                                   ----------      ---------      --------     --------      ----------
 ..........................................................................................................
Less distributions
 ..........................................................................................................
From net realized gain on
 investments and foreign
 currency related transactions          (1.25)             0             0      (  0.16)              0
                                   ----------      ---------      --------     --------      ----------
 ..........................................................................................................
Total distributions                     (1.25)             0             0      (  0.16)              0
                                   ----------      ---------      --------     --------      ----------
 ..........................................................................................................
Net asset value end of period      $   24.03       $  23.92       $  23.00     $  19.20      $    17.95
                                   ----------      ---------      --------     --------      ----------
 ..........................................................................................................
Total return +                         6.14%         4.00%          19.79%        7.93%          27.85%
 ..........................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                        2.46%         2.40%           2.58%        2.83%           3.35%++
 ..........................................................................................................
 Total expenses, excluding
  indirectly paid expenses             2.44%         2.38%           2.56%         N/A            N/A
 ..........................................................................................................
 Net investment loss                  (1.45%)       (1.37%)        (1.59%)       (1.61%)       (1.86%)++
 ..........................................................................................................
Portfolio turnover rate                  72%           67%           35%            32%             64%
 ..........................................................................................................
Average commissions rate
 paid per share                  $     0.0066    $    0.0079        N/A            N/A           N/A
 ..........................................................................................................
Net assets end of period
 (thousands)                     $    238,936    $   385,839      $238,320     $131,695      $   15,534
 ..........................................................................................................

+   Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* For the period from February 1, 1993 (commencement of class operations) to September 30, 1993.
** The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                       Six Months
                                          Ended            One-Month
                                     April 30, 1998       Period Ended
                                      (Unaudited)#    October 31, 1997**
 CLASS C SHARES
Net asset value beginning of
 period                                 $   22.73          $   24.07
                                      -----------        -----------
 ........................................................................
Income (loss) from investment
 operations
 ........................................................................
Net investment loss                         (0.19)             (0.07)
 ........................................................................
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions             3.16                (1.27)
                                      -----------        -----------
 ........................................................................
Total from investment operations           2.97                (1.34)
                                      -----------        -----------
 ........................................................................
Less distributions
 ........................................................................
From net realized gain on
 investments and foreign currency
 related transactions                     (1.53)                   0
                                      -----------        -----------
 ........................................................................
Total distributions                       (1.53)                   0
                                      -----------        -----------
 ........................................................................
Net asset value end of period           $  24.17          $   22.73
                                      -----------        -----------
 ........................................................................
Total Return +                             14.05%             (5.57%)
 ........................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             2.63%++             2.62%++
 ........................................................................
 Total expenses, excluding
  indirectly paid expenses                   2.62%++             2.61%++
 ........................................................................
 Net investment loss                        (1.75%)++           (2.15%)++
 ........................................................................
Portfolio turnover rate                        62%                  7%
 ........................................................................
Average commissions rate paid
 per share                            $      0.0116      $      0.0019
 ........................................................................
Net assets end of period
 (thousands)                          $      36,707      $      43,869
 ........................................................................



                                                            Year Ended September 30,
                                        1997#          1996          1995         1994            1993*
 CLASS C SHARES
Net asset value beginning of
 period                              $  23.97       $  23.04      $   19.26    $   17.99      $     14.04
                                     ---------      ---------     ---------    ---------      -----------
 ............................................................................................................
Income (loss) from investment
 operations
 ............................................................................................................
Net investment loss                     (0.33)         (0.24)         (0.27)      (0.15)            (0.04)
 ............................................................................................................
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions          1.68           1.17            4.05         1.58             3.99
                                     ---------      ---------     ---------    ---------      -----------
 ............................................................................................................
Total from investment operations        1.35           0.93            3.78         1.43             3.95
                                     ---------      ---------     ---------    ---------      -----------
 ............................................................................................................
Less distributions
 ............................................................................................................
From net realized gain on
 investments and foreign currency
 related transactions                  (1.25)             0               0        (0.16)               0
                                     ---------      ---------     ---------    ---------      -----------
 ............................................................................................................
Total distributions                    (1.25)             0               0        (0.16)               0
                                     ---------      ---------     ---------    ---------      -----------
 ............................................................................................................
Net asset value end of period        $  24.07       $  23.97      $   23.04    $   19.26      $     17.99
                                     ---------      ---------     ---------    ---------      -----------
 ............................................................................................................
Total Return +                          6.08%          4.04%          19.63%        8.02%           28.13%
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                         2.45%          2.40%           2.58%        2.85%            3.04%++
 ............................................................................................................
 Total expenses, excluding
  indirectly paid expenses              2.43%          2.38%           2.56%        N/A              N/A
 ............................................................................................................
 Net investment loss                   (1.48%)        (1.38%)         (1.59%)     (1.62%)           (1.55%)++
 ............................................................................................................
Portfolio turnover rate                   72%            67%             35%         32%               64%
 ............................................................................................................
Average commissions rate paid
 per share                         $  0.0066     $   0.0079             N/A          N/A              N/A
 ............................................................................................................
Net assets end of period
 (thousands)                       $  49,524     $   124,549      $  86,339    $  50,535      $     6,217
 ............................................................................................................

+   Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* For the period from February 1, 1993 (commencement of class operations) to September 30, 1993.
** The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                             Six Months Ended
                                                                              April 30, 1998
                                                                               (Unaudited)#
 CLASS  Y SHARES
Net asset value beginning of period                                            $   23.90
                                                                               ----------
 .............................................................................................
Income (loss) from investment operations
 .............................................................................................
Net investment loss                                                                (0.04)
 .............................................................................................
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                               3.38
                                                                               ----------
 .............................................................................................
Total from investment operations                                                    3.34
                                                                               ----------
 .............................................................................................
Less distributions
 .............................................................................................
From net realized gain on investments                                              (1.53)
                                                                               ----------
 .............................................................................................
Total distributions                                                                (1.53)
                                                                               ----------
 .............................................................................................
Net asset value end of period                                                  $   25.71
                                                                               ----------
 .............................................................................................
Total return                                                                       14.91%
 .............................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                     1.58%+
 .............................................................................................
 Total expenses, excluding indirectly paid expenses                                 1.57%+
 .............................................................................................
 Net investment loss                                                              (0.60%)+
 .............................................................................................
Portfolio turnover rate                                                               62%
 .............................................................................................
Average commissions rate paid per share                                        $  0.0116
 .............................................................................................
Net assets end of period (thousands)                                           $      22
 .............................................................................................



                                                                                                     January 13, 1997
                                                                                  One-Month            (commencement
                                                                                Period Ended      of class operations) to
                                                                             October 31, 1997**     September 30, 1997
 CLASS  Y SHARES
Net asset value beginning of period                                             $    25.24             $    23.05
                                                                                ----------             ----------
 ........................................................................................................................
Income (loss) from investment operations
 ........................................................................................................................
Net investment loss                                                                      0                  (0.28)
 ........................................................................................................................
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                (1.34)                  2.47
                                                                                -----------            -----------
 ........................................................................................................................
Total from investment operations                                                     (1.34)                  2.19
                                                                                -----------            -----------
 ........................................................................................................................
Less distributions
 ........................................................................................................................
From net realized gain on investments                                                     0                     0
                                                                                -----------            -----------
 ........................................................................................................................
Total distributions                                                                       0                     0
                                                                                -----------            -----------
 ........................................................................................................................
Net asset value end of period                                                   $     23.90            $    25.24
                                                                                -----------            -----------
 ........................................................................................................................
Total return                                                                          (5.31%)                9.50%
 ........................................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                      1.62%+                 1.42%+
 ........................................................................................................................
 Total expenses, excluding indirectly paid expenses                                  1.62%+                 1.42%+
 ........................................................................................................................
 Net investment loss                                                                (1.62%)+                (1.22%)+
 ........................................................................................................................
Portfolio turnover rate                                                                   7%                    72%
 ........................................................................................................................
Average commissions rate paid per share                                       $      0.0019          $      0.0066
 ........................................................................................................................
Net assets end of period (thousands)                                          $           0          $           0
 ........................................................................................................................

+ Annualized.
# Net investment income is based on average shares outstanding during the period.
* The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                                                             Period Ended
                                                                                           April 30, 1998*#
                                                                                             (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                                                          $   6.88
                                                                                             ---------
 ..........................................................................................................
Income from investment operations
 ..........................................................................................................
Net investment income                                                                           0.01
 ..........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions       1.44
                                                                                             ---------
 ..........................................................................................................
Total from investment operations                                                                1.45
                                                                                             ---------
 ..........................................................................................................
Net asset value end of period                                                                $  8.33
                                                                                             ---------
 ..........................................................................................................
Total return +                                                                                 21.08%
 ..........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                                                                                 1.72%++
 ..........................................................................................................
 Total expenses, excluding indirectly paid expenses                                             1.71%++
 ..........................................................................................................
 Net investment income                                                                          0.56%++
 ..........................................................................................................
Portfolio turnover rate                                                                           49%
 ..........................................................................................................
Average commission rate paid                                                               $    0.0013
 ..........................................................................................................
Net assets end of period (thousands)                                                       $   105,134
 ..........................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.



                   See Combined Notes to Financial Statements

                                   EVERGREEN
                           International Growth Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                            Six Months Ended
                                             April 30, 1998#                  Year Ended October 31,
                                               (Unaudited)         1997          1996         1995          1994*#
 CLASS B SHARES
Net asset value beginning of period           $   8.65          $  7.69      $  7.11      $  7.77       $     7.67
                                              ----------        --------      --------     -------       ----------
 ......................................................................................................................
Income (loss) from investment
operations
 ......................................................................................................................
Net investment income (loss)                     (0.02)          (0.05)        (0.02)        0.07                0
 ......................................................................................................................
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                     1.55            1.27          0.75         0.05             0.10
                                              ----------        --------      --------     -------       ----------
 ......................................................................................................................
Total from investment operations                  1.53            1.22          0.73         0.12             0.10
                                              ----------        --------      --------     -------       ----------
 ......................................................................................................................
Less distributions
 ......................................................................................................................
From net investment income                       (0.33)              0         (0.09)       (0.04)               0
 ......................................................................................................................
In excess of net investment income                   0           (0.10)        (0.01)           0                0
 ......................................................................................................................
From net realized gain on investments and
 foreign currency related transations            (1.54)          (0.16)        (0.05)       (0.74)               0
                                              ----------        --------      --------     --------      ----------
 ......................................................................................................................
Total distributions                              (1.87)          (0.26)        (0.15)       (0.78)               0
                                              ----------        --------      --------     --------      ----------
 ......................................................................................................................
Net asset value end of period                 $   8.31          $  8.65      $  7.69      $  7.11       $     7.77
                                              ----------        --------      --------     --------      ----------
 ......................................................................................................................
Total return +                                   22.3%            15.69%       10.47%        2.19%            1.30%
 ......................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                                   2.38%++        2.39%          2.43%        2.57%            2.52%++
 ......................................................................................................................
 Total expenses, excluding indirectly paid
  expenses                                        2.37%++        2.38%          2.42%       2.56%             N/A
 ......................................................................................................................
 Net investment income (loss)                    (0.56%)++      (0.49%)        (0.21%)      0.88%          (0.20%)++
 ......................................................................................................................
Portfolio turnover rate                             49%           101%          52%            76%             2%
 ......................................................................................................................
Average commission rate paid                $   0.0013      $  0.0010     $   0.0011         N/A             N/A
 ......................................................................................................................
Net assets end of period (thousands)        $   52,819      $ 151,806     $  147,911     $128,674      $  157,929
 ......................................................................................................................



                                             Year Ended
                                            September 30,
                                                1994#
 CLASS B SHARES
Net asset value beginning of period           $  7.08
                                              -------
 ........................................................
Income (loss) from investment
operations
 ........................................................
Net investment income (loss)                        0
 ........................................................
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                    0.62
                                              --------
 ........................................................
Total from investment operations                 0.62
                                              --------
 ........................................................
Less distributions
 ........................................................
From net investment income                      (0.02)
 ........................................................
In excess of net investment income              (0.01)
 ........................................................
From net realized gain on investments and
 foreign currency related transations               0
                                              --------
 ........................................................
Total distributions                             (0.03)
                                              --------
 ........................................................
Net asset value end of period                  $ 7.67
                                              --------
 ........................................................
Total return +                                   8.75%
 ........................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                                  2.54%
 ........................................................
 Total expenses, excluding indirectly paid
  expenses                                      N/A
 ........................................................
 Net investment income (loss)                    0.01%
 ........................................................
Portfolio turnover rate                           121%
 ........................................................
Average commission rate paid                    N/A
 ........................................................
Net assets end of period (thousands)         $154,529
 ........................................................


                                                                      Year Ended September 30,
                                                      1993#        1992#        1991         1990         1989
 CLASS B SHARES
Net asset value beginning of period                 $   6.01     $   5.91     $   5.35     $   7.51     $   6.66
                                                    --------     --------     --------     --------     --------
 .................................................................................................................
Income (loss) from investment operations
 .................................................................................................................
Net investment income (loss)                          (0.03)       (0.01)       (0.01)       (0.07)        (0.14)
 .................................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                          1.14         0.34         0.83        (1.74)         1.06
                                                    --------     --------     --------     --------     --------
 .................................................................................................................
Total from investment operations                       1.11         0.33         0.82        (1.81)         0.92
                                                    --------     --------     --------     --------     --------
 .................................................................................................................
Less distributions
 .................................................................................................................
From net investment income                                 0            0            0            0        (0.07)
 .................................................................................................................
In excess of net investment income                     (0.04)       (0.23)       (0.03)           0            0
 .................................................................................................................
From net realized gain on investments and foreign
 currency related transactions                             0            0        (0.23)       (0.35)           0
                                                    --------     --------     --------     --------     --------
 .................................................................................................................
Total distributions                                    (0.04)       (0.23)       (0.26)       (0.35)       (0.07)
                                                    --------     --------     --------     --------     --------
 .................................................................................................................
Net asset value end of period                       $   7.08     $   6.01     $   5.91     $   5.35     $   7.51
                                                    --------     --------     --------     --------     --------
 .................................................................................................................
Total return +                                         18.59%        5.78%       15.59%      (25.12%)      13.55%
 .................................................................................................................
Ratios/supplemental data+
Ratios to average net assets
 Total expenses +                                       2.94%        3.41%        3.14%        2.92%        2.65%
 .................................................................................................................
 Net investment income (loss)                          (0.46%)      (0.09%)      (0.07%)      (0.51%)      (0.79%)
 .................................................................................................................
Portfolio turnover rate                                   68%          74%          85%          42%          42%
 .................................................................................................................
Net assets end of period (thousands)                $111,752     $ 64,135     $ 72,923     $ 73,768     $121,047
 .................................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1994.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                           Six Months Ended
                                                                                           April 30, 1998*#
                                                                                             (Unaudited)
 CLASS C SHARES
Net asset value beginning of period                                                          $    7.64
                                                                                             ----------
 ..........................................................................................................
Income from investment operations
 ..........................................................................................................
Net investment income                                                                            0.01
 ..........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions        0.66
                                                                                             ----------
 ..........................................................................................................
Total from investment operations                                                                 0.67
                                                                                             ----------
 ..........................................................................................................
Net asset value end of period                                                                $    8.31
                                                                                             ----------
 ..........................................................................................................
Total return +                                                                                    8.77%
 ..........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Total expenses                                                                                   2.54%++
 ..........................................................................................................
 Total expenses, excluding indirectly paid expenses                                               2.53%++
 ..........................................................................................................
 Net investment income                                                                            1.29%++
 ..........................................................................................................
Portfolio turnover rate                                                                             49%
 ..........................................................................................................
Average commission rate paid                                                               $    0.0013
 ..........................................................................................................
Net assets end of period (thousands)                                                       $       234
 ..........................................................................................................


                                                                                           Six Months Ended
                                                                                           April 30, 1998**#
                                                                                              (Unaudited)
 CLASS  Y SHARES
Net asset value beginning of period                                                          $    7.72
                                                                                             ----------
 ...........................................................................................................
Income from investment operations
 ...........................................................................................................
Net investment income                                                                            0.02
 ...........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions        0.59
                                                                                             ----------
 ...........................................................................................................
Total from investment operations                                                                 0.61
                                                                                             ----------
 ...........................................................................................................
Net asset value end of period                                                                $    8.33
                                                                                             ----------
 ...........................................................................................................
Total return                                                                                     7.90%
 ...........................................................................................................
Ratios/Supplemental data
Ratios to average net assets
 Total expenses                                                                                  1.52%++
 ...........................................................................................................
 Total expenses, excluding indirectly paid expenses                                              1.51%++
 ...........................................................................................................
 Net investment income                                                                           2.86%++
 ...........................................................................................................
Portfolio turnover rate                                                                              49%
 ...........................................................................................................
Average commission rate paid                                                               $     0.0013
 ...........................................................................................................
Net assets end of period (thousands)                                                       $     25,265
 ...........................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* For the period from March 6, 1998 (commencement of class operations) to April 30, 1998.
** For the period from March 9, 1998 (commencement of class operations) to April 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Latin America Fund




                              Financial Highlights

                (For a share outstanding throughout each period)



                                                        Six Months Ended
                                                        April 30, 1998#
                                                                                         Year Ended October 31,
                                                                         ------------------------------------------------------
                                                          (Unaudited)           1997          1996          1995         1994
 CLASS A SHARES
Net asset value beginning of period                      $    13.15       $  11.13       $  9.86        $  10.55    $  10.00
                                                         ------------     -----------    ----------     --------    ---------
 ..............................................................................................................................
Income (loss) from investment operations
 ..............................................................................................................................
Net investment income                                         0.09           0.01          0.39             0.44        0.21
 ..............................................................................................................................
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    1.43           2.11          1.24            (0.81)       0.50
                                                         ------------     -----------    ----------     --------    ---------
 ..............................................................................................................................
Total from investment income                                  1.52           2.12          1.63            (0.37)       0.71
                                                         ------------     -----------    ----------     --------    ---------
 ..............................................................................................................................
Less distributions
 ..............................................................................................................................
From net investment income                                         0        (0.10)        (0.31)          (0.30)      (0.10)
 ..............................................................................................................................
In excess of net investment income                                 0            0         (0.05)              0       (0.01)
 ..............................................................................................................................
From net realized gain on investments
 and foreign currency related transactions                     (2.86)           0             0           (0.02)      (0.05)
                                                         ------------     -----------    ----------     --------    ---------
 ..............................................................................................................................
Total distributions                                            (2.86)       (0.10)        (0.36)          (0.32)      (0.16)
                                                         ------------     -----------    ----------     --------    ---------
 ..............................................................................................................................
Net asset value end of period                            $     11.81     $  13.15       $ 11.13        $   9.86    $  10.55
                                                         ------------     -----------    ----------     --------    ---------
 ..............................................................................................................................
Total Return +                                                 13.76%       19.18%        16.74%          (3.35%)      7.21%
 ..............................................................................................................................
Ratios & supplemental data
Ratios to average net assets:
 Total expenses                                               1.82%++        1.69%         1.83%           1.86%        1.79%
 ..............................................................................................................................
 Total expenses, excluding indirectly paid expenses           1.81%++        1.68%          1.81%        1.84%        N/A
 ..............................................................................................................................
 Net investment income                                        1.68%++        0.20%          3.05%        4.02%        2.45%
 ..............................................................................................................................
Portfolio turnover rate                                         69%           105%          112%           57%         104%
 ..............................................................................................................................
Average commission rate per share                      $    0.0003      $  0.0002     $  0.0005            N/A          N/A
 ..............................................................................................................................
Net assets end of period (thousands)                   $    13,070      $  13,621     $  11,021       $ 14,333    $  23,880
 ..............................................................................................................................


                                                        Six Months Ended
                                                        April 30, 1998#
                                                                                         Year Ended October 31,
                                                                         ------------------------------------------------------
                                                          (Unaudited)           1997          1996          1995         1994
 CLASS B SHARES
Net asset value beginning of period                      $    12.91        $  10.98      $  9.76        $  10.49     $  10.00
                                                         ------------      ---------     ----------     --------     --------
 ..............................................................................................................................
Income (loss) from investment operations
 ..............................................................................................................................
Net investment income (loss)                                  0.05            (0.07)      0.23             0.32        0.14
 ..............................................................................................................................
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    1.39             2.08         1.30            (0.75)     0.50
                                                         ------------      ---------     ----------     --------     --------
 ..............................................................................................................................
Total from investment income                                  1.44             2.01         1.53            (0.43)     0.64
                                                         ------------      ---------     ----------     --------     --------
 ..............................................................................................................................
Less distributions
From net investment income                                       0            (0.02)       (0.27)       (0.28)         (0.09)
 ..............................................................................................................................
In excess of net investment income                               0            (0.06)       (0.04)            0         (0.01)
 ..............................................................................................................................
From realized gain on investments
 and foreign currency related transactions                   (2.86)              0             0         (0.02)        (0.05)
                                                         ------------      ---------     ----------     --------     --------
 ..............................................................................................................................
Total distributions                                          (2.86)          (0.08)        (0.31)        (0.30)        (0.15)
                                                         ------------      ---------     ----------     --------     --------
 ..............................................................................................................................
Net asset value end of period                            $   11.49        $  12.91       $ 10.98        $  9.76     $  10.49
                                                         ------------      ---------     ----------     --------     --------
 ..............................................................................................................................
Total Return +                                               13.33%          18.40%        15.82%        (4.00%)       6.48%
 ..............................................................................................................................
Ratios & supplemental data
Ratios to average net assets:
 Total expenses                                               2.57%++         2.50%         2.59%          2.61%       2.54%
 ..............................................................................................................................
 Total expenses, excluding indirectly paid expenses           2.56%++         2.49%         2.58%         2.59%       N/A
 ..............................................................................................................................
 Net investment income (loss)                                 0.95%++        (0.51%)        2.30%         3.27%       1.70%
 ..............................................................................................................................
Portfolio turnover rate                                           69%            105%        112%           57%         104%
 ..............................................................................................................................
Average commission rate per share                      $      0.0003     $    0.0002   $  0.0005          N/A          N/A
 ..............................................................................................................................
Net assets end of period (thousands)                   $      69,359     $    75,271   $  79,026       $ 97,165     $148,769
 ..............................................................................................................................

+  Initial sales charge or contingent sales charge is not reflected.
++ Annualized.
# Net investment income is based on average shares outstanding during the period.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Latin America Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                        Six Months Ended
                                                        April 30, 1998#
                                                                                          Year Ended October 31,
                                                                         ---------------------------------------------------------
                                                          (Unaudited)           1997          1996             1995         1994
 CLASS C SHARES
Net asset value beginning of period                      $    12.92        $  10.99      $  9.77          $   10.50    $  10.00
                                                         ------------      ---------     ----------       ---------    ---------
Income (loss) from investment operations

Net investment income (loss)                                   0.05           (0.07)         0.23               0.32        0.14

Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                     1.38            2.08          1.30               (0.75)       0.51
                                                         ------------      ---------     ----------       ---------    ---------

Total from investment operations                               1.43            2.01         1.53               (0.43)       0.65
                                                         ------------      ---------     ----------       ---------    ---------

Less distributions

Net investment income                                             0              0         (0.27)              (0.28)     (0.09)

In excess of net investment income                                0          (0.08)        (0.04)                  0      (0.01)

From net realized gain on investments
 and foreign currency related transactions                    (2.86)             0             0               (0.02)     (0.05)
                                                         ------------      ---------     ----------       ---------    ---------

Total distributions                                           (2.86)         (0.08)        (0.31)              (0.30)     (0.15)
                                                         ------------      ---------     ----------       ---------    ---------

Net asset value end of period                            $    11.49       $  12.92       $ 10.99           $    9.77    $  10.50
                                                         ------------      ---------     ----------       ---------    ---------

Total Return +                                                13.24%         18.38%        15.80%            (4.00%)       6.58%

Ratios & supplemental data
Ratios to average net assets:
 Total expenses                                                2.57%++       2.47%          2.59%            2.61%        2.54%

 Total expenses, excluding indirectly paid expenses            2.56%++       2.46%          2.58%            2.59%         N/A

 Net investment income (loss)                                  0.85%++      (0.52%)         2.26%            3.27%        1.74%

Portfolio turnover rate                                          69%          105%           112%              57%         104%

Average commission rate per share                      $     0.0003     $    0.0002     $  0.0005             N/A           N/A

Net assets end of period (thousands)                   $      9,207     $    10,961     $   8,791        $  11,242    $  17,740



                                                          Period Ended
                                                        April 30, 1998#*
                                                          (Unaudited)
 CLASS Y SHARES
Net asset value beginning of period                       $   11.46
                                                          ----------
 .......................................................................
Income (loss) from investment operations
 .......................................................................
Net investment income (loss)                                  0.11
 .......................................................................
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    0.25
                                                          ----------
 .......................................................................
Total from investment operations                              0.36
                                                          ----------
 .......................................................................
Net asset value end of period                             $   11.82
                                                          ----------
 .......................................................................
Total Return                                                  3.14%
 .......................................................................
Ratios & supplemental data
Ratios to average net assets:
 Total expenses                                               1.28%++
 .......................................................................
 Total expenses, excluding indirectly paid expenses           1.28%++
 .......................................................................
 Net investment income (loss)                                 7.78%++
 .......................................................................
Portfolio turnover rate                                         69%
 .......................................................................
Average commission rate per share                       $   0.0003
 .......................................................................
Net assets end of period (thousands)                    $        1
 .......................................................................

+  Initial sales charge or contingent sales charge is not reflected.
++ Annualized.
* For the period from March 30, 1998 (commencement of class operations) to April 30, 1998.
# Net investment income is based on average shares outstanding during the period.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Natural Resources Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                            Six Months Ended      Seven-Month
                                             April 30, 1998#      Period Ended
                                               (Unaudited)     October 31, 1997**
 CLASS A SHARES
Net asset value beginning of period           $   12.58           $   12.11
                                              -----------         ---------
 ................................................................................
Income (loss) from investment operations
 ................................................................................
Net investment income (loss)                      (0.02)               0.03
 ................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                     (0.38)              0.44
                                              -----------         ---------
 ................................................................................
Total from investment operations                  (0.40)              0.47
                                              -----------         ---------
 ................................................................................
Less distributions
 ................................................................................
From net investment income                        (0.13)##               0
 ................................................................................
From net realized gain on investments and
 foreign currency related transactions            (1.25)                 0
                                              -----------         ----------
 ................................................................................
Total distributions                               (1.38)                 0
                                              -----------         ----------
 ................................................................................
Net asset value end of period                 $   10.80           $   12.58
                                              -----------         ----------
 ................................................................................
Total return+                                     (3.08%)              3.88%
 ................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    2.94%++             2.01%++
 ................................................................................
 Total expenses, excluding indirectly paid
  expenses                                         2.93%++             2.01%++
 ................................................................................
 Net investment income (loss)                     (0.38%)++            0.02%++
 ................................................................................
Portfolio turnover rate                                18%                13%
 ................................................................................
Average commission rate paid                $      0.0255       $     0.0057
 ................................................................................
Net assets end of period (thousands)        $       3,880       $      3,890
 ................................................................................



                                                         Year Ended March 31,
                                                 1997           1996             1995*
 CLASS A SHARES
Net asset value beginning of period          $   10.74       $   9.02        $     10.00
                                             ----------      ---------       -----------
 ...........................................................................................
Income (loss) from investment operations
 ...........................................................................................
Net investment income (loss)                     (0.04)        (0.04)                0(a)
 ...........................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                     1.41          1.76               (0.98)
                                             ----------      ---------       -----------
 ...........................................................................................
Total from investment operations                  1.37          1.72               (0.98)
                                             ----------      ---------       -----------
 ...........................................................................................
Less distributions
 ...........................................................................................
From net investment income                            0              0                 0
 ...........................................................................................
From net realized gain on investments and
 foreign currency related transactions                0              0                 0
                                             ----------      ---------       -----------
 ...........................................................................................
Total distributions                                   0              0                 0
                                             ----------      ---------       -----------
 ...........................................................................................
Net asset value end of period                $   12.11       $  10.74        $      9.02
                                             ----------      ---------       -----------
 ...........................................................................................
Total return+                                   12.76%          19.07%            (9.80%)
 ..........................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  2.40%           2.38%             2.77%++
 ..........................................................................................
 Total expenses, excluding indirectly paid
  expenses                                       2.39%           2.37%               N/A
 ..........................................................................................
 Net investment income (loss)                   (0.45%)         (0.41%)          (0.07%)++
 ...........................................................................................
Portfolio turnover rate                            39%             40%             13%
 .........................................................................................
Average commission rate paid               $     0.0023    $    0.0025             N/A
 ...........................................................................................
Net assets end of period (thousands)       $      4,462    $     4,574       $     4,890
 ...........................................................................................


                                            Six Months Ended      Seven-Month
                                             April 30, 1998#      Period Ended
                                               (Unaudited)     October 31, 1997**
 CLASS B SHARES
Net asset value beginning of period           $   12.31          $   11.89
                                              -----------        -----------
 ................................................................................
Income (loss) from investment operations
 ................................................................................
Net investment loss                               (0.08)            (0.07)
 ................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                     (0.36)             0.49
                                              -----------        -----------
 ................................................................................
Total from investment operations                  (0.44)             0.42
                                              -----------        -----------
 ................................................................................
Less distributions
 ................................................................................
From net investment income                        (0.02)##              0
 ................................................................................
In excess of net investment income                (0.11)                0
 ................................................................................
From net realized gain on investments and
 foreign currency related transactions            (1.25)                0
                                              -----------        -----------
 ................................................................................
Total distributions                               (1.38)                0
                                              -----------        -----------
 ................................................................................
Net asset value end of period                 $   10.49          $   12.31
                                              -----------        -----------
 ................................................................................
Total return+                                    (3.52%)              3.53%
 ...............................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    3.80%++            2.79%++
 ...............................................................................
 Total expenses, excluding indirectly paid
  expenses                                         3.79%++            2.78%++
 ...............................................................................
 Net investment loss                              (1.58%)++          (0.77%)++
 ................................................................................
Portfolio turnover rate                              18%                13%
 ................................................................................
Average commission rate paid                $    0.0255       $     0.0057
 ................................................................................
Net assets end of period (thousands)        $     9,845       $     15,333
 ................................................................................



                                                         Year Ended March 31,
                                                 1997           1996             1995*
 CLASS B SHARES
Net asset value beginning of period          $   10.62       $   8.99        $     10.00
                                             ----------      ---------       -----------
 ...........................................................................................
Income (loss) from investment operations
 ...........................................................................................
Net investment loss                              (0.14)         (0.13)             (0.03)
 ...........................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                      1.41          1.76              (0.98)
                                             ----------      ---------       -----------
 ...........................................................................................
Total from investment operations                   1.27          1.63               (1.01)
                                             ----------      ---------       -----------
 ...........................................................................................
Less distributions
 ...........................................................................................
From net investment income                            0              0                 0
 ...........................................................................................
In excess of net investment income                    0              0                 0
 ...........................................................................................
From net realized gain on investments and
 foreign currency related transactions                0              0                 0
                                             ----------      ---------       -----------
 ...........................................................................................
Total distributions                                   0              0                 0
                                             ----------      ---------       -----------
 ...........................................................................................
Net asset value end of period                $   11.89       $  10.62        $      8.99
                                             ----------      ---------       -----------
 ...........................................................................................
Total return+                                    11.96%         18.13%          (10.10%)
 ...........................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  3.16%           3.13%           3.55%++
 ...........................................................................................
 Total expenses, excluding indirectly paid
  expenses                                       3.15%           3.12%             N/A
 ...........................................................................................
 Net investment loss                            (1.22%)         (1.16%)          (0.80%)++
 ...........................................................................................
Portfolio turnover rate                            39%             40%               13%
 ...........................................................................................
Average commission rate paid               $     0.0023    $    0.0025            N/A
 ...........................................................................................
Net assets end of period (thousands)       $     17,208    $    15,161       $     4,688
 ...........................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
## A portion of the distributions from net investment income were paid from realized foreign currency gains earned. Such gains are reported for financial statement purposes as realized gain on investments and foreign currency related transactions and are distributed as ordinary income for tax purposes.
* For the period from October 7, 1994 (commencement of class operations) to March 31, 1995.
** The Fund changed its fiscal year end from March 31, to October 31, effective October 31, 1997.
(a)Less than one cent per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Natural Resources Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                            Six Months Ended      Seven-Month
                                             April 30, 1998#      Period Ended
                                               (Unaudited)     October 31, 1997**
 CLASS C SHARES
Net asset value beginning of period           $   12.31          $   11.89
                                              -----------        -----------
 ................................................................................
Income (loss) from investment operations
 ................................................................................
Net investment loss                              (0.08)              (0.13)
 ................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                    (0.37)               0.55
                                              -----------        -----------
 ................................................................................
Total from investment operations                 (0.45)               0.42
                                              -----------        -----------
 ................................................................................
Less distributions
 ................................................................................
From net investment income                      (0.01)##                0
 ................................................................................
In excess of net investment income              (0.12)                  0
 ................................................................................
From net realized gain on investments and
 foreign currency related transactions          (1.25)                  0
                                              -----------        -----------
 ................................................................................
Total distributions                             (1.38)                  0
                                              -----------        -----------
 ................................................................................
Net asset value end of period                 $  10.48          $   12.31
                                              -----------        -----------
 ................................................................................
Total return +                                   (3.60%)             3.53%
 ................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    3.83%++           2.79%++
 .............................................................................
 Total expenses, excluding indirectly paid
  expenses                                         3.82%++           2.79%++
 .............................................................................
 Net investment loss                              (1.65%)++         (0.80%)++
 ................................................................................
Portfolio turnover rate                              18%               13%
 ................................................................................
Average commission rate paid                $    0.0255      $      0.0057
 ................................................................................
Net assets, end of period (thousands)       $     1,331      $       2,716
 ................................................................................



                                                         Year Ended March 31,
                                                 1997           1996             1995*
 CLASS C SHARES
Net asset value beginning of period          $   10.62       $   8.99        $     10.00
                                             ----------      ---------       -----------
 ...........................................................................................
Income (loss) from investment operations
 ...........................................................................................
Net investment loss                             (0.10)         (0.10)             (0.03)
 ...........................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                    1.37           1.73              (0.98)
                                             ----------      ---------       -----------
 ...........................................................................................
Total from investment operations                 1.27           1.63              (1.01)
                                             ----------      ---------       -----------
 ...........................................................................................
Less distributions
 ...........................................................................................
From net investment income                            0              0                 0
 ...........................................................................................
In excess of net investment income                    0              0                 0
 ...........................................................................................
From net realized gain on investments and
 foreign currency related transactions                0              0                 0
                                             ----------      ---------       -----------
 ...........................................................................................
Total distributions                                   0              0                 0
                                             ----------      ---------       -----------
 ...........................................................................................
Net asset value end of period                $    11.89       $  10.62        $    8.99
                                             ----------      ---------       -----------
 ...........................................................................................
Total return +                                   11.96%          18.13%          (10.10%)
 ..........................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  3.13%            3.13%           3.51%++
 ..........................................................................................
 Total expenses, excluding indirectly paid
  expenses                                       3.12%            3.12%           N/A
 ..........................................................................................
 Net investment loss                            (1.27%)          (1.16%)          (0.93%)++
 ...........................................................................................
Portfolio turnover rate                            39%              40%              13%
 ...........................................................................................
Average commission rate paid               $   0.0023      $    0.0025              N/A
 ...........................................................................................
Net assets, end of period (thousands)      $    4,567      $     2,023       $      1,393
 ...........................................................................................

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# Net investment income is based on average shares outstanding during the period.
## A portion of the distributions from net investment income were paid from realized foreign currency gains earned. Such gains are reported for financial statement purposes as realized gain on investments and foreign currency related transactions and are distributed as ordinary income for tax purposes.
* For the period from October 7, 1994 (commencement of class operations) to March 31, 1995.
** The Fund changed its fiscal year end from March 31 to October 31, effective
   October 31, 1997.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                             Period Ended
                                                                                           April 30, 1998#*
                                                                                             (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                                                          $   12.38
                                                                                             ----------
 ..........................................................................................................
Income from investment operations
 ..........................................................................................................
Net investment income                                                                             0.04
 ..........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions         3.21
                                                                                             ----------
 ..........................................................................................................
Total from investment operations                                                                  3.25
                                                                                             ----------
 ..........................................................................................................
Net asset value end of period                                                                $   15.63
                                                                                             ----------
 ..........................................................................................................
Total return +                                                                                   25.54%
 ..........................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                  1.90%++
 ..........................................................................................................
 Total expenses, excluding indirectly paid expenses                                              1.90%++
 ..........................................................................................................
 Net investment income                                                                           0.93%++
 ..........................................................................................................
Portfolio turnover rate                                                                            13%
 ..........................................................................................................
Average commission rate paid                                                               $   0.0147
 ..........................................................................................................
Net assets end of period (thousands)                                                       $  118,143
 ..........................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                            Six Months Ended   Eighth-Month Ended
                                             April 30, 1998#      Period Ended
                                               (Unaudited)     October 31, 1997#*
 CLASS B SHARES
Net asset value beginning of period           $   15.87           $   23.94
                                              -----------         ----------
 .................................................................................
Income (loss) from investment operations
 .................................................................................
Net investment loss                               (0.10)              (0.14)
 .................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                      0.64              (7.93)
                                              -----------         -----------
 .................................................................................
Total from investment operations                   0.54              (8.07)
                                              -----------         -----------
 .................................................................................
Less distributions
 .................................................................................
From net investment income                            0                  0
 .................................................................................
From realized gain on investments and
 foreign currency related transactions            (0.81)                 0
                                              -----------         -----------
 .................................................................................
Total distributions                               (0.81)                 0
                                              -----------         -----------
 .................................................................................
Net asset value end of period                 $   15.60           $   15.87
                                              -----------         -----------
 .................................................................................
Total return +                                     4.27%             (33.71%)
 .................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    2.67%++              2.48%++
 .................................................................................
 Total expenses, excluding indirectly paid
  expenses                                         2.67%++              2.48%++
 .................................................................................
 Net investment loss                              (1.53%)++            (1.04%)++
 .................................................................................
Portfolio turnover rate                              13%                  19%
 .................................................................................
Average commission rate paid                $    0.0147        $      0.0267
 .................................................................................
Net assets end of period (thousands)        $    35,473        $     111,173
 .................................................................................



                                                                 Year Ended
                                           ------------------------------------------------------
                                              Feb. 28,       Feb. 29,     Feb. 28,     Feb. 28,
                                                1997           1996         1995         1994
 CLASS B SHARES
Net asset value beginning of period          $  26.35      $    19.30     $  25.09     $  14.38
                                             ---------     ----------     --------     --------
 ................................................................................................
Income (loss) from investment operations
 ................................................................................................
Net investment loss                             (0.26)         (0.25)        (0.13)       (0.17)
 ................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                   (1.16)          7.30         (5.54)       10.88
                                             ---------     ----------     --------     --------
 ................................................................................................
Total from investment operations                (1.42)          7.05         (5.67)       10.71
                                             ---------     ----------     --------     --------
 ................................................................................................
Less distributions
 ................................................................................................
From net investment income                           0              0        (0.12)           0
 ................................................................................................
From realized gain on investments and
 foreign currency related transactions           (0.99)             0            0            0
                                             ---------     ----------     --------     --------
 ................................................................................................
Total distributions                              (0.99)             0        (0.12)           0
                                             ---------     ----------     --------     --------
 ................................................................................................
Net asset value end of period                $  23.94      $    26.35     $  19.30     $  25.09
                                             ---------     ----------     --------     --------
 ................................................................................................
Total return +                                 (5.16%)         36.53%       (22.70%)      74.48%
 ................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                 2.33%          2.28%          2.33%        2.34%
 ................................................................................................
 Total expenses, excluding indirectly paid
  expenses                                      2.31%          2.26%          N/A          N/A
 ................................................................................................
 Net investment loss                           (1.08%)        (1.08%)       (0.54%)      (0.75%)
 ................................................................................................
Portfolio turnover rate                           41%            39%           75%          73%
 ................................................................................................
Average commission rate paid               $    0.0164          N/A           N/A          N/A
 ................................................................................................
Net assets end of period (thousands)       $   190,108    $  217,270     $171,193     $200,489
 ................................................................................................


                                                                                      Year Ended
                                                       -------------------------------------------------------------------------
                                                         Feb. 28,        Feb. 29,        Feb. 28,        Feb. 28,     Feb. 28,
                                                           1993            1992            1991            1990         1989
 CLASS B SHARES
Net asset value beginning of period                      $  15.37       $   14.22       $   19.15      $   16.82      $  15.50
                                                         --------       ---------       ---------      ---------      --------
 ...............................................................................................................................
Income (loss) from investment operations
 ...............................................................................................................................
Net investment income (loss)                               (0.12)           (0.02)              0           0.06         0.05
 ...............................................................................................................................
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                 (0.76)            1.30           (4.61)          2.27         1.59
                                                         --------       ---------       ---------      ---------      --------
 ...............................................................................................................................
Total from investment operations                           (0.88)            1.28           (4.61)          2.33         1.64
                                                         --------       ---------       ---------      ---------      --------
 ...............................................................................................................................
Less distributions
 ...............................................................................................................................
From net investment income                                      0               0           (0.06)             0        (0.12)
 ...............................................................................................................................
In excess of net investment income                          (0.11)       (   0.13)          (0.26)             0            0
 ...............................................................................................................................
From realized gain on investments and
 foreign currency related transactions                          0               0               0              0        (0.20)
                                                         --------       ---------       ---------      ----------     --------
 ...............................................................................................................................
Total distributions                                        (0.11)           (0.13)          (0.32)             0        (0.32)
                                                         --------       ---------       ---------      ----------     --------
 ...............................................................................................................................
Net asset value end of period                            $  14.38       $   15.37       $   14.22      $   19.15      $  16.82
                                                         --------       ---------       ---------      ----------     --------
 ...............................................................................................................................
Total return +                                              (5.74%)          9.07%        (24.37%)         13.85%       10.64%
 ...............................................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              2.83%           2.70%           2.76%           2.20%        1.68%
 ...............................................................................................................................
 Net investment income (loss)                               (0.86%)         (0.14%)         (0.02%)          0.32%        0.28%
 ...............................................................................................................................
Portfolio turnover rate                                        58%             53%             68%             95%          82%
 ...............................................................................................................................
Net assets end of period (thousands)                     $114,364       $ 131,356       $ 150,200      $  195,837     $222,079
 ...............................................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* The Fund changed its fiscal year end from February 28, to October 31, effective October 31, 1997.








                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                             Period Ended
                                                                                           April 30, 1998#*
                                                                                             (Unaudited)
 CLASS C SHARES
Net asset value beginning of period                                                          $   13.82
                                                                                             -----------
 ..........................................................................................................
Income (loss) from investment operations
 ..........................................................................................................
Net investment loss                                                                             (0.04)
 ..........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions        1.82
                                                                                             -----------
 ..........................................................................................................
Total from investment operations                                                                 1.78
                                                                                             -----------
 ..........................................................................................................
Net asset value end of period                                                                $   15.60
                                                                                             -----------
 ..........................................................................................................
Total return +                                                                                   12.88%
 ..........................................................................................................
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                  2.81%++
 ..........................................................................................................
 Total expenses excluding indirectly paid expenses                                               2.81%++
 ..........................................................................................................
 Net investment loss                                                                            (1.15%)++
 ..........................................................................................................
Portfolio turnover rate                                                                           13%
 ..........................................................................................................
Average commission rate paid                                                              $   0.0147
 ..........................................................................................................
Net assets end of period (thousands)                                                      $      786
 ..........................................................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.
* For the period from January 29, 1998 (commencement of class operations) to April 30, 1998.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund




                            Schedule of Investments

                           April 30, 1998 (unaudited)




       Shares                                                     Value
COMMON STOCKS -- 96.0%
                     ARGENTINA -- 0.2%
                     Oil/Energy -- 0.2%
       65,300        Transportadora de Gas del Sur
                     SA, ADR ("TGS") ..................     $  755,031
                                                            ==========
                     AUSTRALIA -- 0.9%
                     Business Equipment &
                     Services -- 0.1%
       61,278        Computershare Ltd. ...............        205,838
                                                            ----------
                     Finance & Insurance -- 0.4%
      104,638        QBE Insurance Group Ltd. .........        480,481
      436,122        Tyndall Australia Ltd. ...........        753,821
                                                            ----------
                                                             1,234,302
                                                            ----------
                     Healthcare Products &
                     Services -- 0.4%
       48,943        Cochlear Ltd. ....................        215,481
      784,553        Sonic Healthcare Ltd. ............      1,049,036
                                                            ----------
                                                             1,264,517
                                                            ----------
                     Total Australia ..................      2,704,657
                                                            ==========
                     AUSTRIA -- 0.5%
                     Food & Beverage Products -- 0.5%
       40,470        Julius Meinl International .......      1,394,246
                                                            ==========
                     CANADA -- 0.9%
                     Finance & Insurance -- 0.8%
       23,300        Dundee Bancorp, Inc., Cl. A ......        465,202
      127,200        Mackenzie Financial Corp. ........      1,912,514
                                                            ----------
                                                             2,377,716
                                                            ----------
                     Oil/Energy -- 0.1%
      21,400 *       Seven Seas Petroleum, Inc. .......        454,750
                                                            ----------
                     Total Canada .....................      2,832,466
                                                            ==========
                     DENMARK -- 0.4%
                     Banks -- 0.4%
       10,400        Jyske Bank AS ....................      1,208,215
                                                            ==========
                     FINLAND -- 0.2%
                     Paper & Packaging -- 0.2%
       31,350        Valmet OYJ .......................        519,756
                                                            ==========
                     FRANCE -- 7.0%
                     Advertising & Related Services --
                     0.3%
       11,500        Dauphin O.T.A. ...................      1,063,717
                                                            ----------
                     Automotive Equipment &
                     Manufacturing -- 0.3%
       11,911        Sylea ............................      1,079,936
                                                            ----------
                     Building, Construction &
                     Furnishings -- 0.4%
        8,983        Societe Technip ..................      1,141,742
                                                            ----------
                     Business Equipment &
                     Services -- 1.1%
      21,150 *       ATOS SA ..........................      3,536,142
                                                            ----------
                     Electrical Equipment &
                     Services -- 0.9%
        6,642        Le Carbone Lorraine ..............      2,723,761
                                                            ----------


       Shares                                                     Value
COMMON STOCKS -- continued
                     Engineering -- 0.3%
       20,474        Assystem SA ......................     $  946,893
                                                            ----------
                     Finance & Insurance -- 0.6%
        8,430        Scor .............................        520,021
        2,116 *      Societe Eurafrance SA ............      1,189,832
                                                            ----------
                                                             1,709,853
                                                            ----------

                     Food & Beverage Products -- 0.3%
       14,700        Pernod Ricard SA .................      1,014,889
                                                            ----------
                     Healthcare Products &
                     Services -- 0.1%
        1,000        Ile de France Pharmaceutique .....        214,440
                                                            ----------
                     Industrial Specialty Products &
                     Services -- 0.1%
        2,873        Manutan ..........................        224,640
                                                            ----------
                     Machinery--Diversified -- 1.5%
        8,475        GFI Industries SA ................      2,114,873
       15,460        Norbert Dentressangle SA .........      2,199,019
        3,200        Sidel ............................        244,884
                                                            ----------
                                                             4,558,776
                                                            ----------
                     Manufacturing--Distributing -- 1.0%
       74,820        Grandoptical Photoservice ........      3,012,218
                                                            ----------
                     Textile & Apparel -- 0.1%
        2,400        Deveaux SA .......................        347,363
                                                            ----------
                     Transportation -- 0.0%)
        1,710        Faiveley SA ......................         73,964
                                                            ----------
                     Total France .....................     21,648,334
                                                            ==========
                     GERMANY -- 4.3%
                     Automotive Equipment &
                     Manufacturing -- 1.1%
      186,450        SAI Automotive AG ................      3,324,733
                                                            ----------
                     Building, Construction &
                     Furnishings -- 0.1%
          830        Grohe (Friedrich) AG .............        261,319
                                                            ----------
                     Household Products &
                     Services -- 0.3%
       69,400        Gerresheimer Glas AG .............      1,003,555
                                                            ----------
                     Information Services &
                     Technology -- 2.0%
      135,410        Boewe Systec AG ..................      6,338,324
                                                            ----------
                     Metal Products & Services -- 0.7%
       14,250        KM Europa Metal AG ...............      2,024,881
                                                            ----------
                     Publishing, Broadcasting &
                     Entertainment -- 0.1%
          280        Springer (Axel) Verlag AG ........        248,865
                                                            ----------
                     Retailing & Wholesale -- 0.0% (a)
        2,550        Moebel Walther AG ................        106,573
                                                            ----------
                     Total Germany ....................     13,308,250
                                                            ==========
                     IRELAND -- 1.2%
                     Diversified Companies -- 1.1%
      380,247        DCC Plc ..........................      3,469,641
                                                            ----------

                                   EVERGREEN
                           Global Opportunities Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




        Shares                                                     Value
COMMON STOCKS -- continued
                      Finance & Insurance -- 0.1%
        26,000        Irish Life Plc ...................     $  241,257
                                                             ----------
                      Total Ireland ....................      3,710,898
                                                             ==========
                      ISRAEL -- 0.1%
                      Pharmaceuticals -- 0.1%
         7,000        Teva Pharmaceutical Industries
                      Ltd., ADR ........................        298,375
                                                             ==========
                      ITALY -- 2.4%
                      Automotive Equipment &
                      Manufacturing -- 0.4%
        94,250        Brembo SpA .......................      1,274,332
                                                             ----------
                      Finance & Insurance -- 0.7%
        71,700        Mediolanum SpA ...................      2,149,361
                                                             ----------
                      Industrial Specialty Products &
                      Services -- 0.8%
       435,000        Interpump Group SpA ..............      2,385,765
        44,000        Manuli Rubber ....................        238,462
                                                             ----------
                                                              2,624,227
                                                             ----------
                      Telecommunication Services &
                      Equipment -- 0.5%
        22,100        Ericsson SpA .....................      1,397,352
                                                             ----------
                      Total Italy ......................      7,445,272
                                                             ==========
                      JAPAN -- 2.6%
                      Advertising & Related
                      Services -- 0.2%
        29,300        Asatsu, Inc. .....................        526,931
                                                             ----------
                      Building, Construction &
                      Furnishings -- 0.3%
       126,000        Nishimatsu Construction ..........        542,693
        89,000        Okumura Corp. ....................        329,530
                                                             ----------
                                                                872,223
                                                             ----------
                      Consumer Products &
                      Services -- 0.3%
        34,000        Hitachi Maxell ...................        647,423
         6,000        Matsumotokiyoshi .................        207,194
                                                             ----------
                                                                854,617
                                                             ----------
                      Electrical Equipment &
                      Services -- 0.5%
        10,800        Aiwa Co. Ltd. ....................        322,351
        11,600        Mabuchi Motor Co. ................        671,422
        23,000        Matsushita Kotobuk ...............        637,827
                                                             ----------
                                                              1,631,600
                                                             ----------
                      Finance & Insurance -- 0.8%
       160,000        Dowa Fire & Marine Insurance Co. .        513,828
         9,000        Orix Corp. .......................        622,261
         3,900        Shohkoh Fund & Co. Ltd. ..........      1,240,668
                                                             ----------
                                                              2,376,757
                                                             ----------


        Shares                                                     Value
COMMON STOCKS -- continued
                      Food & Beverage Products -- 0.2%
        25,000        Chukyo Coca Cola .................     $  202,131
        12,000        Kinki Coca Cola Bottling .........        141,454
        19,000        Kirin Beverage Corp. .............        371,845
                                                             ----------
                                                                715,430
                                                             ----------
                      Industrial Specialty Products &
                      Services -- 0.2%
         2,000        Disco Corp. ......................         57,428
        51,500        THK Co. ..........................        494,219
                                                             ----------
                                                                551,647
                                                             ----------
                      Retailing & Wholesale -- 0.1%
         2,310        Fujimi, Inc. .....................         92,686
         2,600        Ryohin Keikaku Co ................        222,004
        10,000        Yamada Denki Co. .................        105,033
                                                             ----------
                                                                419,723
                                                             ----------
                      Total Japan ......................      7,948,928
                                                             ==========
                      NETHERLANDS -- 4.1%
                      Diversified Companies -- 1.5%
        75,562        Fugro NV Certificate .............      2,992,406
        34,941        GTI Holding NV ...................      1,305,898
         7,700        Unique Intl NV ...................        245,092
                                                             ----------
                                                              4,543,396
                                                             ----------
                      Finance & Insurance -- 0.2%
         7,700        Kempen & Co. NV ..................        546,978
                                                             ----------
                      Food & Beverage Products -- 0.7%
        29,395        De Boer Unigro NV ................      1,440,575
        26,330        Nutreco Holding NV ...............        939,752
                                                             ----------
                                                              2,380,327
                                                             ----------
                      Manufacturing--Distributing -- 0.8%
        72,400        Koninklijke Ahrend Groep NV ......      2,508,787
                                                             ----------
                      Publishing, Broadcasting &
                      Entertainment -- 0.1%
        10,000        Endemol Entertainment NV .........        232,167
                                                             ----------
                      Retailing & Wholesale -- 0.8%
        45,386        Ceteco Holding NV Certificate ....      2,536,547
                                                             ----------
                      Total Netherlands ................     12,748,202
                                                             ==========
                      NORWAY -- 1.6%
                      Banks -- 0.5%
       137,000        Den Norske Bank AS ...............        720,226
        89,700        Fokus Bank ASA ...................        757,870
                                                             ----------
                                                              1,478,096
                                                             ----------
                      Business Equipment &
                      Services -- 0.7%
       89,810 *       Tandberg ASA .....................      2,047,556
                                                             ----------
                      Telecommunication Services &
                      Equipment -- 0.4%
      103,563 *       Tandberg Television ASA ..........      1,374,997
                                                             ----------
                      Total Norway .....................      4,900,649
                                                             ==========

                                   EVERGREEN
                           Global Opportunities Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




       Shares                                                     Value
COMMON STOCKS -- continued
                     PORTUGAL -- 0.1%
                     Finance & Insurance -- 0.1%
       11,750        Banco Comercial Portugues SA .....     $  411,937
                                                            ==========
                     SOUTH AFRICA -- 1.1%
                     Diversified Companies -- 0.2%
       89,200        Rembrandt Group Ltd. .............        811,872
                                                            ----------
                     Finance & Insurance -- 0.9%
       78,700        Liberty Life Association of Africa,     2,662,782
                     Ltd.                                   ----------
                     Total South Africa ...............      3,474,654
                                                            ==========
                     SPAIN -- 1.6%
                     Food & Beverage Products -- 1.4%
      28,300 *       Baron de Ley SA ..................        866,838
      27,370         Campofrio Alimentacion SA ........      2,244,592
       9,095 *       Telepizza ........................      1,307,817
                                                            ----------
                                                             4,419,247
                                                            ----------
                     Leisure & Tourism -- 0.2%
       10,400        Sol Melia SA .....................        495,076
                                                            ----------
                     Total Spain ......................      4,914,323
                                                            ==========
                     SWEDEN -- 2.1%
                     Consumer Products &
                     Services -- 0.4%
     376,100 *       Swedish Match Co. AB .............      1,301,922
                                                            ----------
                     Healthcare Products &
                     Services -- 0.8%
      116,400        Getinge Industrier AB, Ser. B ....      2,585,998
                                                            ----------
                     Manufacturing--Distributing -- 0.1%
       12,000        BT Industries AB .................        240,248
                                                            ----------
                     Metal Products & Services -- 0.1%
      14,700 *       Granges AB .......................        267,722
                                                            ----------
                     Retailing & Wholesale -- 0.7%
       56,200        Lindex AB ........................      2,141,436
                                                            ----------
                     Total Sweden .....................      6,537,326
                                                            ==========
                     SWITZERLAND -- 6.9%
                     Advertising & Related
                      Services -- 0.2%
        1,525        Societe Generale D'Affichage .....        579,307
                                                            ----------
                     Automotive Equipment &
                     Manufacturing -- 0.3%
        2,675        Fischer Georg AG .................      1,033,989
                                                            ----------
                     Banks -- 0.2%
          190        Verwalt & Private Bank ...........        522,959
                                                            ----------
                     Business Equipment &
                     Services -- 0.3%
        3,190        Danzas Holding AG ................        856,761
                                                            ----------
                     Diversified Companies -- 0.3%
        4,000        Valora Holding AG ................      1,044,985
                                                            ----------
                     Electrical Equipment &
                     Services -- 0.7%
        4,185        Phoenix Meccano AG ...............      2,245,201
                                                            ----------





       Shares                                                     Value
COMMON STOCKS -- continued
                     Food & Beverage Products -- 1.6%
        2,110        Hero AG ..........................     $1,476,508
        1,546        Lindt & Spruengli AG .............      3,379,460
                                                            ----------
                                                             4,855,968
                                                            ----------
                     Healthcare Products &
                     Services -- 1.1%
          711        Disetronic Holding AG ............      2,004,352
        1,480        Phonak Holding AG ................      1,301,966
                                                            ----------
                                                             3,306,318
                                                            ----------
                     Leisure & Tourism -- 1.9%
        1,075        Kuoni Reisen Holding AG ..........      5,767,244
                                                            ----------
                     Retailing & Wholesale -- 0.3%
       9,600 *       Tag Heuer International SA .......      1,010,863
                                                            ----------
                     Total Switzerland ................     21,223,595
                                                            ==========
                     UNITED KINGDOM -- 18.7%
                     Advertising & Related
                      Services -- 2.3%
    3,330,100        Aegis Group Plc ..................      5,124,636
      241,800        Cordiant Commerce Plc ............        473,217
      126,500        Dorling Kindersley Holdings Plc ..        543,803
      305,050        Saatchi & Saatchi Plc ............        806,206
                                                            ----------
                                                             6,947,862
                                                            ----------
                     Aerospace & Defense -- 0.6%
      511,490        Alvis Plc ........................      1,368,911
       33,300        Close Brothers Group Plc .........        424,998
                                                            ----------
                                                             1,793,909
                                                            ----------
                     Building, Construction &
                     Furnishings -- 0.9%
      208,310        Berkeley Group Plc ...............      2,679,504
                                                            ----------
                     Business Equipment &
                     Services -- 2.1%
      553,916        Capita Group Plc .................      4,679,002
      486,132        Corporate Services Group Plc .....      1,959,698
                                                            ----------
                                                             6,638,700
                                                            ----------
                     Chemical & Agricultural
                     Products -- 0.4%
      155,900        Courtaulds Plc ...................      1,144,797
                                                            ----------
                     Consumer Products &
                     Services -- 0.6%
       88,100        Helen of Troy Ltd. ...............      1,789,531
                                                            ----------
                     Diversified Companies -- 0.5%
       30,500        DCC Plc ..........................        275,494
      172,113        Lonrho Plc .......................      1,240,820
                                                            ----------
                                                             1,516,314
                                                            ----------
                     Electrical Equipment &
                     Services -- 1.2%
       90,400        Critchley Group Plc ..............      1,239,939
      475,163        Pressac Holdings Plc .............      2,344,674
                                                            ----------
                                                             3,584,613
                                                            ----------
                     Finance & Insurance -- 0.2%
      276,700        Sedgwick Group Plc ...............        712,768
                                                            ----------

                                   EVERGREEN
                           Global Opportunities Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




       Shares                                                     Value
COMMON STOCKS -- continued
                     Food & Beverage Products -- 0.6%
       188,400       Allied Domecq Plc ................     $1,938,090
                                                            ----------
                     Healthcare Products &
                     Services -- 0.7%
        82,000       London International Group Plc ...        270,208
       278,703       Westminster Healthcare Holdings Plc     1,846,098
                                                            ----------
                                                             2,116,306
                                                            ----------
                     Information Services &
                     Technology -- 2.6%
       322,700       Parity Plc .......................      4,188,694
       180,993       Sage Group Plc ...................      3,799,474
                                                            ----------
                                                             7,988,168
                                                            ----------
                     Leisure & Tourism -- 3.2%
       123,063       Compass Group Plc ................      2,130,521
       210,000       Games Workshop Group Plc .........      2,827,698
       168,770       Millennium & Copthorne Hotels Plc       1,648,641
       165,754       Regent Inns Plc ..................      1,053,575
       721,414       Vardon Plc .......................      2,160,009
                                                            ----------
                                                             9,820,444
                                                            ----------
                     Machinery -- Diversified 1.6%
     1,119,748       Ashtead Group Plc ................      5,057,105
                                                            ----------
                     Manufacturing--Distributing -- 0.9%
       383,900       Renishaw Plc .....................      2,729,135
                                                            ----------
                     Retailing & Wholesale -- 0.3%
        62,000       Carpetright Plc ..................        358,828
       152,778       Harvey Nichols Plc ...............        674,656
                                                            ----------
                                                             1,033,484
                                                            ----------
                     Total United Kingdom .............     57,490,730
                                                            ==========
                     UNITED STATES -- 39.1%
                     Advertising & Related
                     Services -- 0.6%
        67,200       ADVO, Inc. .......................      1,923,600
                                                            ----------
                     Banks -- 2.4%
        31,800       Astoria Financial Corp. ..........      1,858,312
        70,900       Dime Community Bancorp, Inc. .....      1,998,494
        28,700       SIS Bancorp, Inc. ................      1,234,100
        72,500       TCF Financial Corp. ..............      2,360,781
                                                            ----------
                                                             7,451,687
                                                            ----------
                     Building, Construction &
                     Furnishings -- 0.9%
        57,500       General Cable Corp. ..............      2,605,469
                                                            ----------
                     Business Equipment &
                     Services -- 2.0%
        55,000 *     Lason Holdings, Inc. .............      2,145,000
        38,600       Market Facts, Inc. ...............        885,388
        64,400 *     Rental Service Corp. .............      1,871,625
        33,600 *     Superior Consultant, Inc. ........      1,295,700
                                                            ----------
                                                             6,197,713
                                                            ----------
                     Chemical & Agricultural
                     Products -- 0.8%
        55,300       OM Group, Inc. ...................      2,450,481
                                                            ----------


       Shares                                                     Value
COMMON STOCKS -- continued
                     Consumer Products & Services --
                     1.6%
       69,700 *      Action Performance Co, Inc. ......     $2,415,540
       35,000 *      Scotts Co., Cl. A ................      1,277,500
       32,100        Universal Corp. ..................      1,201,744
                                                            ----------
                                                             4,894,784
                                                            ----------
                     Education -- 1.2%
        40,000       Career Education Corp. ...........        910,000
       137,000       Computer Learning Centers, Inc. ..      1,648,281
        46,600       CorporateFamily Solutions, Inc. ..      1,231,988
                                                            ----------
                                                             3,790,269
                                                            ----------
                     Electrical Equipment &
                     Services -- 2.8%
        13,900 *     Analog Devices, Inc. .............        541,231
        75,300       Applied Power, Inc., Cl. A .......      2,814,338
        45,000 *     Pri Automation, Inc. .............      1,202,344
        29,600 *     QLogic Corp. .....................      1,307,950
        12,100 *     Sipex Corp. ......................        241,622
        43,800 *     Vitesse Semiconductor Corp. ......      2,522,606
                                                            ----------
                                                             8,630,091
                                                            ----------
                     Finance & Insurance -- 3.1%
        50,000       Blanch E W Holdings, Inc. ........      1,763,640
        38,100       Capital RE Corp. .................      2,812,256
       100,300 *     First Alliance Co. ...............      1,658,084
        23,700 *     Freedom Secs Corp. ...............        525,844
        21,800       Investors Financial Services
                     Corp. ............................      1,171,750
        81,600       Penn-America Group, Inc. .........      1,647,300
                                                            ----------
                                                             9,578,874
                                                            ----------
                     Food & Beverage Products -- 1.7%
       42,100 *      Suiza Foods Corp. ................      2,494,425
       68,900 *      Twinlab Corp. ....................      2,695,713
                                                            ----------
                                                             5,190,138
                                                            ----------
                     Healthcare Products &
                     Services -- 3.8%
       68,500 *      Bioreliance Corp. ................      1,027,500
       38,986 *      Concentra Managed Care, Inc. .....      1,208,566
       89,600 *      Health Management Associates,
                     Inc., Cl. A ......................      2,822,400
       85,500 *      Idexx Laboratories, Inc. .........      1,883,672
      118,800 *      Mariner Health Group, Inc. .......      2,142,112
       35,966 *      Total Renal Care Holdings, Inc. ..      1,191,374
       48,500 *      Wesley Jessen Visioncare, Inc. ...      1,494,406
                                                            ----------
                                                            11,770,030
                                                            ----------
                     Industrial Specialty Products &
                     Services -- 0.8%
        79,100       Roper Industries, Inc. ...........      2,452,100
                                                            ----------
                     Information Services &
                     Technology -- 5.5%
       73,700 *      CCC Information Services Group,Inc.     1,791,831
       71,500 *      Discreet Logic, Inc. ..............     1,269,125
       96,700 *      Eletronics for Imaging, Inc. ......     1,979,328
       37,200 *      EMC Corp. .........................     1,715,850
       40,000 *      FileNet Corp. .....................     2,177,500
       55,200 *      JDA Software Group, Inc. ..........     2,780,700

                                   EVERGREEN
                           Global Opportunities Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




     Shares                                                 Value
COMMON STOCKS -- continued
                Information Services &
                Technology -- continued
      19,400 *  Lycos, Inc. ........................    $  1,198,556
      19,525 *  Mobius Management Systems, Inc. ....         359,992
      92,700 *  Platinum Software Corp. ............       2,062,575
      47,500 *  SunGuard Data Systems, Inc. ........       1,692,188
                                                        ------------
                                                          17,027,645
                                                        ------------
                Oil/Energy -- 0.4%
      63,800 *  Basin Exploration, Inc. ............       1,270,019
                                                        ------------
                Oil Field Services -- 1.0%
      31,400 *  EVI, Inc. ..........................       1,672,050
      41,200 *  R & B Falcon Corp. .................       1,320,975
                                                        ------------
                                                           2,993,025
                                                        ------------
                Pharmaceuticals -- 0.3%
      19,300 *  Incyte Pharmacuticals, Inc. ........         869,706
                                                        ------------
                Publishing, Broadcasting &
                Entertainment -- 3.5%
      58,800 *  Big Flower Holdings, Inc. ..........       1,782,375
      33,800 *  Hearst-Argyle Television, Inc. .....       1,208,350
      36,300 *  Jacor Communications, Inc. .........       2,063,428
      38,600 *  Sinclair Broadcast Group, Inc., Cl. A      2,002,375
      42,000 *  Univision Communications, Inc. Cl. A .     1,609,125
      51,000 *  Valassis Communications, Inc. ......       2,001,750
                                                        ------------
                                                          10,667,403
                                                        ------------
                Retailing & Wholesale -- 1.1%
      29,400 *  Brylane, Inc. ......................       1,727,250
       8,800 *  Goodys Family Clothing, Inc. .......         432,850
      44,000    Michaels Stores, Inc. ..............       1,338,399
                                                        ------------
                                                           3,498,499
                                                        ------------
                Telecommunication Services &
                Equipment -- 3.6%
     135,000 *  Antec Corp. ........................       2,670,469
      43,200 *  Global TeleSystems Group, Inc. .....       2,038,500
      37,700 *  IDT Corp. ..........................       1,158,097
      22,500 *  Natural Microsystems Corp. .........         722,813
      22,500 *  Pacific Gateway Exchange, Inc. .....       1,283,906
      58,300 *  Pairgain Technologies, Inc. ........       1,073,084
      93,700    Scientific Atlanta, Inc. ...........       2,237,087
                                                        ------------
                                                          11,183,956
                                                        ------------
                Transportation -- 1.5%
      50,000    Covenant Transport, Inc., Cl. A ....         950,000
     120,200 *  Fritz Companies, Inc. ..............       1,750,413
      60,400 *  Mesaba Holdings Inc. ...............       1,996,975
                                                        ------------
                                                           4,697,388
                                                        ------------
                Utilities--Telephone -- 0.5%
      50,000 *  Star Telecommunications, Inc. ......       1,351,563
                                                        ------------
                Total United States ................     120,494,440
                                                        ============


     Shares                                                 Value
COMMON STOCKS -- continued
                Utilities--Telephone -- continued
                Total Common Stocks
                (cost $220,882,364).................    $295,970,284
                                                        ============
PREFERRED STOCKS -- 0.4%
                BRAZIL -- 0.4%
                Aerospace & Defense -- 0.4%
   72,696,030   Empresa Brasileira de
                Aeronautica ........................       1,271,298
                                                        ------------
                Telecommunication Services &
                Equipment 0.0% --
       48,084   Compania Riograndense de
                Telecommunica, Receipts ............          54,658
                                                        ------------
                Total Brazil .......................       1,325,956
                                                        ============
                Total Preferred Stocks
                (cost $1,337,486)...................       1,325,956
                                                        ============
Rights -- 0.0% (a)
                AUSTRALIA -- 0.0% (a)
                Finance & Insurance -- 0.0%
       43,612   Tyndall Australia Ltd., Expires 5/98.         17,636
                                                        ============
                PORTUGAL -- 0.0% (a)
                Finance & Insurance -- 0.0%
        2,323   Banco Comercial Portuges SA ........          38,517
                                                        ============
                Total Rights
                (cost $56,897)......................          56,153
                                                        ============
MUTUAL FUND SHARES -- 0.2%
                NETHERLANDS -- 0.2%
                Mutual Funds -- 0.2%
       11,400   Orange Fund NV .....................         467,828
                                                        ============
                Total Mutual Fund Shares
                (cost $445,322).....................         467,828
                                                        ============


    Principal
     Amount                                                Value
REPURCHASE AGREEMENT -- 2.3%
                UNITED STATES -- 2.3%
$  7,231,000    Keystone Joint Repurchase Agreement,
                Investments in repurchase
                agreements, in a joint trading
                account, purchased 4/30/98, 5.52%
                maturing 5/1/98, maturity value
                $7,232,109 (b) ....................       7,231,000
                                                          ---------
                Total Repurchase
                Agreement
                (cost $7,231,000)..................       7,231,000
                                                          ---------
                Total Investments --
                 (cost $229,953,069) ..... 98.9%        305,051,221
                Other Assets and
                 Liabilities -- Net ......  1.1%          3,324,520
                                           ----         -----------
                Net Assets ...............  100%       $308,375,741
                                           ====        ============

*   Non-income producing securities.
(a) Less than one-tenth percent.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1998.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)

Summary of Portfolio Abbreviations:
ADR   American Depository Receipt


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Forward Foreign Currency Exchange Contracts to Sell:
                                                                                                  Unrealized
                                                              U.S. Value at     In Exchange      Appreciation
Exchange Date               Contracts to Deliver             April 30, 1998      for U.S. $     (Depreciation)
---------------   ----------------------------------------- ----------------   -------------   ---------------
7/27/98                2,592,888   Australian Dollar             $ 1,694,168      $ 1,693,000      $   (1,168)
5/1/98                    14,555   British Pound Sterling             24,346           24,263             (83)
5/6/98                   298,921   British Pound Sterling            500,005          498,779          (1,226)
5/6/98                   300,143   British Pound Sterling            502,048          500,818          (1,231)
5/6/98                   298,490   British Pound Sterling            499,283          498,060          (1,224)
5/4/98                 1,191,016   French Franc                      198,139          198,212              73
5/5/98                 1,218,428   French Franc                      202,700          202,296            (404)
5/18/98               72,106,905   French Franc                   12,008,179       11,890,000        (118,179)
5/29/98                2,940,308   French Franc                      489,154          490,084             929
5/4/98                   642,355   German Marks                      357,947          358,437             489
5/4/98                   236,797   German Marks                      131,954          131,840            (114)
5/18/98               14,369,018   German Marks                    8,015,138        7,940,000         (75,138)
5/4/98               443,311,065   Italian Lira                      250,267          250,600             333
5/6/98               547,562,399   Italian Lira                      309,122          308,225            (896)
5/6/98               734,504,138   Italian Lira                      414,658          413,456          (1,202)
7/27/98              930,959,430   Japanese Yen                    7,122,830        7,233,000         110,170
5/4/98                   473,592   Netherlands Guilder               234,440          234,905             465
5/5/98                 327,916.25  Netherlands Guilder               162,327          162,206            (120)
5/18/98               12,096,014   Netherlands Guilder             5,994,060        5,930,000         (64,060)
5/4/98                44,787,234   Spanish Peseta                    294,072          294,053             (19)
6/3/98               376,111,750   Spanish Peseta                  2,472,334        2,450,000         (22,334)
6/3/98                23,635,008   Swedish Krona                   3,055,936        2,960,000         (95,936)
5/1/98                     9,485   Swiss Franc                         6,321            6,307             (14)
5/4/98                   729,394   Swiss Franc                       486,101          489,001           2,900
5/4/98                   376,124   Swiss Franc                       250,666          252,162           1,496
5/18/98               14,023,290   Swiss Franc                     9,365,099        9,700,000         334,901

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund




                            Schedule of Investments

                           April 30, 1998 (unaudited)




       Shares                                                     Value
COMMON STOCKS -- 87.2%
                     ARGENTINA -- 0.3%
                     Oil/Energy -- 0.3%
        44,800       Transportadora de Gas del Sur
                     SA, ADR ("TGS") ..................     $  518,000
                                                            ==========
                     AUSTRALIA -- 2.7%
                     Banks -- 0.9%
       116,000       National Australia Bank Ltd. .....      1,649,410
                                                            ----------
                     Finance & Insurance -- 0.3%
        55,625       QBE Insurance Group Ltd. .........        255,421
       181,500       Tyndall Australia Ltd. ...........        313,716
                                                            ----------
                                                               569,137
                                                            ----------
                     Food & Beverage Products -- 0.2%
       162,000       Fosters Brewing Group Ltd. .......        352,920
                                                            ----------
                     Healthcare Products &
                     Services -- 1.0%
     1,369,387       Sonic Healthcare Ltd. ............      1,831,025
                                                            ----------
                     Machinery--Diversified -- 0.2%
       108,500       Evans Deakin Industries Ltd. .....        304,307
                                                            ----------
                      Manufacturing--Distributing -- 0.1%
        45,937       Siddons Ramset Ltd. ..............        215,730
                                                            ----------
                     Total Australia ..................      4,922,529
                                                            ==========
                     CANADA -- 3.5%
                     Banks -- 1.5%
       136,100       National Bank of Canada ..........      2,807,755
                                                            ----------
                     Chemical & Agricultural
                     Products -- 0.7%
        13,780       Potash Corp. of Saskatchewan, Inc.      1,227,716
                                                            ----------
                     Finance & Insurance -- 0.4%
         6,000 *     BRL Enterprises, Inc. ............         21,190
        16,400       Power Corp. of Canada ............        655,449
                                                            ----------
                                                               676,639
                                                            ----------
                     Publishing, Broadcasting &
                     Entertainment -- 0.9%
        87,305       Quebecor, Inc., Cl. B ............      1,737,003
                                                            ----------
                     Total Canada .....................      6,449,113
                                                            ==========
                     FINLAND -- 0.1%
                     Paper & Packaging -- 0.1%
        15,500       Valmet OYJ .......................        256,977
                                                            ==========
                     FRANCE -- 13.8%
                     Advertising & Related
                     Services -- 0.3%
         5,449       Dauphin O.T.A. ...................        504,017
                                                            ----------
                     Automotive Equipment &
                     Manufacturing -- 0.3%
         8,383       Compagnie Generale des
                     Etablissements Michelin, Cl. B ...        528,418
                                                            ----------
                     Banks -- 2.2%
       20,250 *      Banque Nationale de Paris ........      1,707,994
        2,400 *      Cie Fin de Paribas, Cl. A ........        255,531
        20,353       Credit Commerce de France ........      1,625,260


       Shares                                                     Value
COMMON STOCKS -- continued
                     Banks -- continued
         2,500       Societe Generale SA ..............     $  520,712
                                                            ----------
                                                             4,109,497
                                                            ----------
                     Building, Construction &
                     Furnishings -- 1.0%
        19,317       Lafarge SA .......................      1,825,329
                                                            ----------
                     Business Equipment &
                     Services -- 1.5%
       16,829 *      ATOS SA ..........................      2,813,699
                                                            ----------
                     Electrical Equipment &
                     Services -- 0.4%
         1,900       Le Carbone Lorraine ..............        779,155
                                                            ----------
                     Finance & Insurance -- 3.6%
        22,800       AXA-UAP ..........................      2,677,891
        17,970       Scor .............................      1,108,514
        4,829 *      Societe Eurafrance SA ............      2,715,358
                                                            ----------
                                                             6,501,763
                                                            ----------
                     Food & Beverage Products -- 1.0%
        26,350       Pernod Ricard SA .................      1,819,206
                                                            ----------
                     Healthcare Products &
                     Services -- 1.7%
        62,511       Rhone-Poulenc SA, Cl. A ..........      3,058,474
                                                            ----------
                     Information Services &
                     Technology -- 0.3%
        11,800       Dassault Systemes SA .............        463,284
                                                            ----------
                     Machinery--Diversified -- 0.3%
         4,347       Norbert Dentressangle SA .........        618,314
                                                            ----------
                     Oil/Energy -- 1.2%
        16,945       Societe Nationale Elf Aquitaine SA.     2,224,190
                                                            ----------
                     Total France .....................     25,245,346
                                                            ==========
                     GERMANY -- 7.2%
                     Automotive Equipment &
                     Manufacturing -- 0.6%
        10,850       Daimler- Benz AG .................      1,059,274
                                                            ----------
                     Information Services &
                     Technology -- 0.8%
        30,620       Boewe Systec AG ..................      1,433,273
                                                            ----------
                     Metal Products & Services -- 0.4%
         4,725       KM Europa Metal AG ...............        671,408
                                                            ----------
                     Paper & Packaging -- 0.7%
         4,875       Schmalbach Lubeca AG .............      1,200,176
                                                            ----------
                     Publishing, Broadcasting &
                     Entertainment -- 0.9%
         1,960       Springer (Axel) Verlag AG ........      1,742,052
                                                            ----------
                     Retailing & Wholesale -- 2.2%
         9,070       Karstadt AG ......................      4,093,895
                                                            ----------
                     Utilities--Electric -- 1.6%
        59,230       Berliner Kraft & Licht AG ........      2,970,494
                                                            ----------
                     Total Germany ....................     13,170,572
                                                            ==========

                                   EVERGREEN
                           International Growth Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




       Shares                                        Value
COMMON STOCKS -- continued
                     GREECE -- 0.3%
                     Banks -- 0.3%
        6,000        Ergo Bank SA, GDR .....................          $  564,903
                                                                      ==========
                     HONG KONG -- 0.2%
                     Leisure &
                     Tourism -- 0.2%
      618,000        Mandarin Oriental International, Ltd...             438,780
                                                                      ==========
                     INDIA -- 0.1%
                     Textile & Apparel -- 0.1%
      14,000 *       Reliance Industries Ltd., GDR, 144A ...             127,750
       5,000 *       Reliance Industries Ltd., GDS .........              45,625
                                                                      ----------
                     Total India ...........................             173,375
                                                                      ==========
                     ITALY -- 3.3%
                     Finance &
                     Insurance -- 0.2%
      117,000        Parmalat Finanziara SpA ...............             263,875
                                                                      ----------
                     Publishing,
                     Broadcasting &
                     Entertainment -- 0.9%
      152,450        Arn Mondadori Edit SpA ................           1,721,716
                                                                      ----------
                     Telecommunication
                     Services &
                     Equipment -- 2.2%
      157,500        Telecom Italia Mobile .................             898,044
                     (TIM) SpA
      414,598        Telecom Italia SpA ....................           3,101,264
                                                                      ----------
                                                                       3,999,308
                                                                      ----------
                     Total Italy ...........................           5,984,899
                                                                      ==========
                     JAPAN -- 2.9%
                     Automotive Equipment &
                       Manufacturing -- 0.2%
       13,000        Toyota Motor Corp. ....................             338,900
                                                                      ----------
                     Business Equipment &
                            Services -- 0.4%
       38,000        Fujitsu Ltd. ..........................             443,630
        6,000        Secom Co. Ltd. ........................             353,635
                                                                      ----------
                                                                         797,265
                                                                      ----------
                     Consumer Products &
                     Services -- 0.2%
       28,000        Kao Corp. .............................             411,516
          600        Sony Corp. ............................              49,917
                                                                      ----------
                                                                         461,433
                                                                      ----------
                     Finance &
                     Insurance -- 0.7%
        3,190        Nichiei Co. Ltd. ......................             248,277
        2,000        Shohkoh Fund & Co. Ltd.................             636,240
       15,000        Sumitomo Fire & Marine
                     Insurance Co. .........................              89,429
       69,000        Yasuda Fire & Marine Insurance Co......             312,831
                                                                      ----------
                                                                       1,286,777
                                                                      ----------
                     Healthcare Products &
                     Services -- 0.4%
       36,000        Taisho Pharmaceutical Co...............             761,674
                                                                      ----------
                     Leisure &
                     Tourism -- 0.6%
       30,000        Fuji Photo Film Co.....................           1,067,704
                                                                      ----------
                     Retailing &
                     Wholesale -- 0.2%
        5,000        Seven-Eleven Japan Co. Ltd. ...........             334,366
                                                                      ----------



       Shares                                        Value
COMMON STOCKS -- continued
                     Utilities--Telephone -- 0.2%
           40        Nippon Telephone & Telegraph Corp.              $  350,612
                                                                      ----------
                     Total Japan ...........................           5,398,731
                                                                      ==========
                     MEXICO -- 0.3%
                     Food & Beverage
                     Products -- 0.3%
       15,610        Panamerican Beverages, Inc., Cl. A ....             622,449
                                                                      ----------
                     NETHERLANDS -- 7.6%
                     Advertising & Related
                     Services -- 0.5%
       40,000        Telegraaf Holdings NV Certificate .....             920,747
                                                                      ----------
                     Building, Construction &
                     Furnishings -- 0.7%
       78,700        Boskalis Westminster NV ...............           1,289,525
                                                                      ----------
                     Consumer Products &
                     Services -- 1.4%
       29,715        Philips Electronics NV ................           2,610,966
                                                                      ----------
                     Diversified
                     Companies -- 0.7%
        7,480        Fugro NV Certificate                                296,223
       15,196        Unilever NV CVA .......................           1,081,721
                                                                      ----------
                                                                       1,377,944
                                                                      ----------
                     Finance &
                     Insurance -- 1.3%
       18,315        AEGON NV ..............................           2,373,579
                                                                      ----------
                     Food & Beverage Products -- 1.1%
       29,910        De Boer Unigro NV .....................           1,465,814
       16,710        Koninklijke Ahold NV ..................             516,164
                                                                      ----------
                                                                       1,981,978
                                                                      ----------
                     Oil/Energy -- 1.1%
       35,095        Royal Dutch Petroleum Co. .............           1,933,604
                                                                      ----------
                     Retailing &
                     Wholesale -- 0.2%
        5,665        Ceteco Holding NV Certificate..........             316,607
                                                                      ----------
                     Transportation -- 0.6%
       27,100        Koninklijke Van Ommeren NV
                     Certificate ...........................           1,167,121
                                                                      ----------
                     Total Netherlands .....................          13,972,071
                                                                      ==========
                     SOUTH AFRICA -- 2.4%
                     Diversified Companies -- 0.8%
      102,000        Rembrandt Controlling
                     Investments Ltd. ......................             615,552
       65,200        Rembrandt Group Ltd.                                593,431
       73,000        Technical & Industrial
                     Investments Ltd. ......................             350,267
                                                                      ----------
                                                                       1,559,250
                                                                      ----------
                     Finance &
                     Insurance -- 1.3%
       58,725        Liberty Life Association of Africa, Ltd.          1,986,936
       90,000        Tegniese Beleggings Korp BPK ..........             400,673
                                                                      ----------
                                                                       2,387,609
                                                                      ----------
                     Retailing &
                     Wholesale -- 0.3%
      339,250        New Clicks Holdings Ltd. ..............             537,000
                                                                      ----------
                     Total South Africa ....................           4,483,859
                                                                      ==========

                                   EVERGREEN
                           International Growth Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




        Shares                                          Value
COMMON STOCKS -- continued
                      SPAIN - 2.7%
                      Banks - 1.8%
        14,380        Banco Popular Espana SA ..............          $1,180,237
        35,700        Banco Santander SA ...................           1,886,967
         2,792        Corporacion Bancaria de Espana SA ....             232,819
                                                                      ----------
                                                                       3,300,023
                                                                      ----------
                      Oil/Energy - 0.9%
        30,650        Repsol SA (RG) .......................           1,680,417
                                                                      ----------
                      Total Spain ..........................           4,980,440
                                                                      ==========
                      SWEDEN - 9.7%
                      Automotive Equipment &
                      Manufacturing - 1.2%
        73,000        Volvo AB, Ser. B .....................           2,130,974
                                                                      ----------
                      Banks - 1.4%
       100,200        Skandinaviska Enskilda Banken, Ser. B.           1,669,568
        14,700        Sparbanken Sverige AB, Ser. A ........             459,494
        10,500        Svenska Handelsbanken, Ser. A ........             476,040
                                                                      ----------
                                                                       2,605,102
                                                                      ----------
                      Building, Construction &
                      Furnishings -- 1.6%
        85,800        Assa Abloy AB, Ser. B ................           2,992,250
                                                                      ----------
                      Consumer Products &
                      Services -- 1.3%
        17,500        Electrolux AB, Ser. B ................           1,627,486
       235,700        Swedish Match Co. AB .................             815,908
                                                                      ----------
                                                                       2,443,394
                                                                      ----------
                      Healthcare Products &
                      Services -- 4.0%
       186,982        Astra AB, Ser. A .....................           3,840,111
        41,600        Getinge Industrier AB, Ser. B ........             924,206
        56,387        Pharmacia & Upjohn, Inc...............           2,458,100
                                                                      ----------
                                                                       7,222,417
                                                                      ----------
                      Metal Products &
                      Services -- 0.2%
        16,750        Granges AB ...........................             305,057
                                                                      ----------
                      Real Estate -- 0.0%
        14,700        Mandamus AB ..........................                   0
                                                                      ----------
                      Total Sweden .........................          17,699,194
                                                                      ==========
                      SWITZERLAND -- 11.8%
                      Advertising & Related
                      Services -- 1.1%
         6,295        Edipresse SA .........................           2,013,729
                                                                      ----------
                      Building, Construction &
                      Furnishings -- 1.8%
         3,185        Holderbank Financiere Glarus AG ......           3,370,729
                                                                      ----------
                      Business Equipment &
                      Services -- 1.1%
         1,140        SGS Holding AG .......................           1,941,153
                                                                      ----------
                      Food & Beverage
                      Products -- 5.5%
         1,170        Hero AG ..............................             818,727
           550        Lindt & Spruengli AG .................           1,202,266
         4,155        Nestle SA ............................           8,058,014
                                                                      ----------
                                                                      10,079,007
                                                                      ----------


        Shares                                                            Value
COMMON STOCKS -- continued
                      Healthcare Products &
                      Services -- 2.3%
         1,722        Novartis AG ..........................          $2,855,272
           806        Novartis AG, Registered Shares .......           1,332,143
                                                                      ----------
                                                                       4,187,415
                                                                      ----------
                      Total Switzerland ....................          21,592,033
                                                                      ==========
                      UNITED KINGDOM -- 18.3%
                      Advertising & Related
                      Services -- 1.8%
       319,950        Cordiant Commerce Plc ................             626,161
       132,000        Pearson Publishing Plc ...............           2,068,862
       251,350        Saatchi & Saatchi Plc ................             664,284
                                                                      ----------
                                                                       3,359,307
                                                                      ----------
                      Aerospace & Defense -- 1.5%
       219,800        Close Brothers Group Plc .............           2,805,241
                                                                      ----------
                      Building, Construction &
                      Furnishings -- 0.3%
       236,000        Pilkington Plc .......................             495,420
                                                                      ----------
                      Diversified Companies -- 1.8%
       215,996        Lonrho Plc ...........................           1,557,188
       238,500        Morgan Crucible Co. Plc ..............           1,800,291
                                                                      ----------
                                                                       3,357,479
                                                                      ----------
                      Food & Beverage Products -- 4.0%
       337,686        B.A.T. Industries Plc ................           3,185,738
       236,814        Diageo Plc ...........................           2,820,365
        37,276        Diageo Plc, Ser. B ...................             317,993
       175,000        Gallaher Group Plc ...................             913,294
                                                                      ----------
                                                                       7,237,390
                                                                      ----------
                      Healthcare Products & Services -- 2.6%
        32,257        Glaxo Wellcome Plc ...................             911,861
       804,200        London International Group Plc .......           2,650,014
        19,600        SmithKline Beecham Plc, ADR ..........           1,167,425
                                                                      ----------
                                                                       4,729,300
                                                                      ----------
                      Leisure & Tourism -- 2.2%
       155,717        Compass Group Plc ....................           2,695,841
        61,960        Games Workshop Group Plc .............             834,306
       157,603        Vardon Plc ...........................             471,884
                                                                      ----------
                                                                       4,002,031
                                                                      ----------
                      Machinery--Diversified - 1.1%
       436,100        Ashtead Group Plc ....................           1,969,554
                                                                      ----------

                      Oil/Energy - 1.4%
       158,082        British Petroleum Co. Plc ............           2,498,804
                                                                      ----------
                      Retailing & Wholesale -- 0.2%
        62,000        Carpetright Plc ......................             358,827
                                                                      ----------
                      Telecommunication Services &
                      Equipment - 1.1%
       188,717        Vodafone Group Plc ...................           2,067,618
                                                                      ----------

                                   EVERGREEN
                           International Growth Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)




     Shares                                          Value
COMMON STOCKS -- continued
                Transportation -- 0.3%
       57,400   British Airways Plc ........................        $    598,161
                                                                    ------------
                Total United Kingdom .......................          33,479,132
                                                                    ============
                Total Common Stocks
                (cost $115,116,861).........................         159,952,403
                                                                    ============
PREFERRED STOCKS -- 1.4%
                BRAZIL -- 0.8%
                Aerospace & Defense -- 0.8%
   87,362,077   Empresa Brasileira de Aeronautica ..........           1,527,777
                                                                    ------------

                Telecommunication Services &
                Equipment -- 0.0% (a)
       41,316   Compania Riograndense de
                Telecommunica, Receipts ....................              46,964
                                                                    ------------
                Total Brazil ...............................           1,574,741
                                                                    ============
                FRANCE -- 0.1%
                Building, Construction &
                Furnishings -- 0.1%
        1,609   Lafarge SA .................................             147,757
                                                                    ============
                GERMANY -- 0.5%
                Building, Construction &
                Furnishings -- 0.5%
        3,000   Grohe (Friedrich) AG .......................             944,526
                                                                    ============
                Total Preferred Stocks
                (cost $2,430,846)...........................           2,667,024
                                                                    ============
RIGHTS -- 0.0% (a)
                AUSTRALIA -- 0.0% (a)
                Finance & Insurance -- 0.0%
      18,150 *  Tyndall Australia Ltd., Expires 5/98 .......               7,340
                                                                    ------------



     Shares                                                             Value
                RIGHTS -- continued
                FRANCE -- 0.0% (a)
                Building, Construction &
                Furnishings -- 0.0%
           7 *  Lafarge SA, Expires 4/30/98 ................        $          6
                                                                    ============
                Total Rights
                (cost $6,195)...............................               7,346
                                                                    ============


   Principal
    Amount
CONVERTIBLE DEBENTURES -- 0.0% (a)
               BRAZIL -- 0.0%
               Iron & Steel -- 0.0%
 $   56,500 *  Compania Vale do Rio Doce
               Navegacao SA ................................                   5
                                                                      ----------
               Total Convertible Debentures
               (cost $0)....................................                   5
                                                                      ----------
REPURCHASE AGREEMENT -- 10.3%
               UNITED STATES -- 10.3%
 $18,834,000   Keystone Joint Repurchase
               Agreement, Investments in
               repurchase agreements, in
               a joint trading account, purchased
               4/30/98, 5.52% maturing 5/1/98,
               maturity value $18,836,888
               (cost $18,834,000) (b).......................          18,834,000
                                                                      ----------
               Total Repurchase
               Agreements
               (cost $18,834,000)...........................          18,834,000
                                                                      ----------
               Total Investments --
                (cost $136,387,902) ................. 98.9%          181,460,778
               Other Assets and
                Liabilities -- Net ................... 1.1%            1,990,456
                                                      ----           -----------
               Net Assets ............................ 100%         $183,451,234
                                                      ====          ============

*    Non-income producing securities.
144A Securities that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.
(a)  Less than one-tenth percent.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1998.



Summary of Portfolio Abbreviations:
ADR   American Depository Receipts
ADS   American Depository Shares
GDR   Global Depository Receipts
GDS   Global Depository Shares


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


  Forward Foreign Currency Exchange Contracts to Buy:

                                                                                           Unrealized
                                                       U.S. Value at     In Exchange      Appreciation
Exchange Date           Contracts to Receive          April 30, 1998      for U.S. $     (Depreciation)
---------------   --------------------------------   ----------------   -------------   ---------------
5/4/98              91,902,375    French Franc          $15,292,531      $15,271,249        $21,282
6/3/98             257,029,894    Spanish Peseta          1,689,561        1,658,659         30,902


 Forward Foreign Currency Exchange Contracts to Sell:
                                                                                             Unrealized
                                                         U.S. Value at     In Exchange      Appreciation
Exchange Date             Contracts to Deliver          April 30, 1998      for U.S. $     (Depreciation)
---------------   ------------------------------------ ----------------   -------------   ---------------
7/8/98               4,632,503   Australian Dollar          $ 3,025,626      $ 3,060,000      $   34,374
5/4/98              91,902,375   French Franc                15,292,531       15,100,000        (192,531)
8/5/98              90,763,678   French Franc                15,181,424       15,160,000         (21,424)
5/18/98             15,515,971   German Marks                 8,654,916        8,562,000         (92,916)
5/4/98             188,357,044   Greek Drachma                  599,119          597,011          (2,108)
5/7/98              91,682,755   Italian Lira                    51,759           51,653            (106)
7/27/98            625,868,100   Japanese Yen                 4,788,557        4,863,000          74,443
5/18/98             21,718,900   Netherlands Guilder         10,762,587       10,640,000        (122,587)
6/3/98             588,165,440   Spanish Peseta               3,866,248        3,830,000         (36,248)
6/3/98              74,717,136   Swedish Krona                9,660,704        9,360,000        (300,704)
5/18/98             21,408,525   Swiss Franc                 14,297,141       14,790,000         492,859

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Latin America




                            Schedule of Investments

                           April 30, 1998 (Unaudited)




       Shares                                                              Value
COMMON STOCKS -- 59.5%
                     ARGENTINA -- 5.1%
                     Diversified Companies -- 0.7%
   146,483 *         CEI Citicorp Holdings SA, Cl. B .......          $  615,318
                                                                      ----------
                     Oil/Energy -- 2.8%
   209,979 *         Perez Compancia SA, Cl. B .............           1,262,157
    38,525           YPF Sociedad Anonima, ADR .............           1,343,559
                                                                      ----------
                                                                       2,605,716
                                                                      ----------
                     Telecommunication Services &
                     Equipment -- 1.6%
    13,400           Telecom Argentina STET -- France
                     Telecom SA, ADR .......................             482,400
    25,260           Telefonica de Argentina, ADR, Cl. B ...             974,089
                                                                      ----------
                                                                       1,456,489
                                                                      ----------
                     Total Argentina .......................           4,677,523
                                                                      ==========
                     BRAZIL -- 15.0
                     Finance & Insurance -- 1.1%
    25,550           Uniao de Bancos Brasileiros SA, GDR ...           1,015,613
                                                                      ----------
                     Machinery--Diversified -- 0.0% a)
    76,320 *         Inepar SA, Receipts ...................                   0
                                                                      ----------
                     Telecommunication Services &
                     Equipment -- 9.3%
    70,105 *         Telecomunicacoes Brasileiras SA,
                     ("Telebras") ADR ......................           8,539,665
                                                                      ----------
                     Utilities--Water -- 0.9%
 3,509,100 *         Companhia de Saneamento Basicodo
                     Estado ("SABESP") .....................             797,767
                                                                      ----------
                     Utilities -- 3.7%
    13,201 *         Cia Paulista De Forca E ...............                   0
                     Luz,Receipts
50,000,000           Companhia Paranaense de
                     Energia-Copel .........................             577,099
    26,700           Companhia Paranaense de
                     Energia-Copel, ADR, 6.25%,TIDES .......             380,475
                                                                      ----------
41,451,100           Eletrobras SA .........................           1,703,495
 2,859,500           Light Participacoes SA ................             700,092
                                                                      ----------
                                                                       3,361,161
                                                                      ----------
                     Total Brazil ..........................          13,714,206
                                                                      ==========
                     CHILE -- 0.4%
                     Chemical & Agricultural
                     Products -- 0.2%
     5,200           Sociedad Quimica y Minera de Chile
                     SA, ADR ...............................             225,875
                                                                      ----------
                     Industrial Specialty Products &
                     Services -- 0.2%
    10,234           Madeco SA, ADR ........................             163,744
                                                                      ----------
                     Total Chile ...........................             389,619
                                                                      ==========
                     COLOMBIA -- 1.1%
                     Finance & Insurance -- 0.3%
   110,952           Valores Bavaria SA ....................             276,354
                                                                      ----------
                     Food & Beverage Products -- 0.8%
   110,952           Bavaria ...............................             707,059
                                                                      ----------
                     Total Colombia ........................             983,413
                                                                      ==========


       Shares                                                              Value
COMMON STOCKS -- continued
                     MEXICO -- 36.3%
                     Building, Construction &
                     Furnishings -- 7.5%
   431,100           Apasco SA de CV ............................     $2,928,226
    56,300 *         Bufete Industrial ..........................        105,961
   444,800           Cemex SA de CV, Ser. B .....................      2,675,094
    44,000 *         Corp. Geo SA de CV, Ser. B .................        304,057
    49,200 *         Tubos de Acero de Mexico SA, ADR ...........        904,050
                                                                      ----------
                                                                       6,917,388
                                                                      ----------
                     Diversified Companies -- 1.1%
   166,400           Grupo Carso SA de CV, Ser. A1 ..............      1,047,849
                                                                      ----------
                     Finance & Insurance -- 8.2%
 1,511,950           Grupo Finance Banamex Accival SA de
                     CV, Ser. B .................................      4,724,844
 3,986,400 *         Grupo Financiero Bancomer SA
                     de CV, Cl. B ...............................      2,754,753
                                                                      ----------
                                                                       7,479,597
                                                                      ----------
                     Food & Beverage Products -- 8.9%
   437,480           Fomento Economico Mexicano
                     SA, Ser. B .................................      3,239,828
   517,320           GPO Industries Bimbo, Ser. A ...............      1,299,400
    69,300           Panamerican Beverages, Inc.,
                     Cl. A, ADR .................................      2,763,338
    61,000           Pepsi Gemex SA de CV .......................        827,312
                                                                      ----------
                                                                       8,129,878
                                                                      ----------
                      Machinery--Diversified -- 0.3%
    50,000           Industrias CH SA, Cl. B ....................        247,052
                                                                      ----------
                     Publishing, Broadcasting &
                     Entertainment -- 3.6%
    46,600 *         Grupo Televisa SA, ADR .....................      1,910,600
    75,850           TV Azteca SA de CV .........................      1,412,706
                                                                      ----------
                                                                       3,323,306
                                                                      ----------
                     Retailing & Wholesale -- 3.4%
   560,000           Cifra SA de CV, Cl. C ......................        952,264
   409,167           Cifra SA de CV, Ser. V .....................        718,937
   379,000           Organiz Soriana, Ser. B ....................      1,432,424
                                                                      ----------
                                                                       3,103,625
                                                                      ----------
                     Telecommunication Services &
                     Equipment -- 3.3%
    53,902           Telefonos de Mexico SA, ADR ................      3,052,201
                                                                      ----------
                     Total Mexico ...............................     33,300,896
                                                                      ==========
                     PERU -- 1.6%
                     Finance & Insurance -- 0.8%
   125,732           Cem Norte Pacasmay .........................        200,246
    29,000           Credicorp Ltd. .............................        485,750
                                                                      ----------
                                                                         685,996
                                                                      ----------
                     Telecommunication Services &
                     Equipment -- 0.8%
   162,500           Enrique Ferreyros ..........................        204,167

                                   EVERGREEN
                                 Latin America




                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




      Shares                                               Value
COMMON STOCKS -- continued
                 Telecommunication Services &
                 Equipment -- continued
        25,500   Telefonica del Peru SA, ADR .......    $   564,188
                                                        -----------
                                                            768,355
                                                        -----------
                 Total Peru ........................      1,454,351
                                                        ===========
                 Total Common Stocks
                 (Cost -- $46,272,408)..............     54,520,008
                                                        ===========
PREFERRED STOCKS -- 32.9%
                 BRAZIL -- 32.9%
                 Aerospace & Defense -- 2.6%
   136,607,347   Empresa Brasileira de Aeronautica .      2,388,971
                                                        -----------
                 Automotive Equipment &
                 Manufacturing -- 0.3%
     5,530,000 * Freios Varga SA ...................        241,238
                                                        -----------
                 Electrical Equipment & Services --
                 2.1%
    39,490,700   Compania Energetica de Minas Gerais      1,916,438
                                                        -----------
                 Iron & Steel -- 3.3%
    30,160,000 * Caemi Mineracao E Metalurgia SA ...      2,162,480
        35,347   Compania Vale do Rio Doce
                 Navegacao SA ......................        834,494
                                                        -----------
                                                          2,996,974
                                                        -----------
                 Oil/Energy -- 3.1%
   11,103,000 *  Petroleo Brasileiro SA,("Petrobras")     2,815,433
                                                        -----------
                 Telecommunication Services &
                 Equipment -- 21.5%
     5,674,600   Companhia Riograndense de
                 Telecomunica ......................      7,492,367
       110,700   Compania Riograndense de
                 Telecommunica, Receipts ...........        125,834
    24,600,000 * Ericsson Telecom SA ...............        752,853
     5,111,726   Telecomunicacoes de Minas Gerais ..        788,895
    19,644,921   Telecomunicacoes de Rio de Janiero SA    3,091,930
    22,017,860 * Telecomunicaoes de Sao Paulo SA ...      7,489,133
                                                        -----------
                                                         19,741,012
                                                        -----------
                 Total Brazil ......................     30,100,066
                                                        ===========
                 Total Preferred Stocks
                 (Cost -- $27,001,227)..............     30,100,066
                                                        ===========


      Shares                                               Value
WARRANTS -- 0.0% (a)
                 BRAZIL -- 0.0%
                 Machinery--Diversified -- 0.0%
        38,160   Inepar Energia, Warrants, Ser. B ...   $         0
        38,160   Inepar Energia, Warrants, Ser. C ...             0
                                                        -----------
                 Total Brazil .........................           0
                                                        ===========
                 Total Warrants
                 (Cost -- $0)..........................           0
                                                        ===========


    Principal
     Amount
CONVERTIBLE DEBENTURES -- 0.0% (a)
                BRAZIL -- 0.0%
                Iron & Steel -- 0.0%
  $   207,800   Compania Vale do Rio Doce Navegacao
                SA ...............................             18
                                                           ======
                Total Convertible Debentures
                (Cost -- $0)......................             18
                                                           ======
CORPORATE BONDS -- 0.0% (a)
                BRAZIL -- 0.0%
                Diversified Companies -- 0.0%
     200,000 *  Mesbla SA (c) ....................         31,700
                                                           ======
                Total Corporate Bonds
                (Cost -- $214,460)................         31,700
                                                           ======
REPURCHASE AGREEMENT -- 6.4%
                UNITED STATES -- 6.4%
    5,905,000   Keystone Joint Repurchase Agreement,
                Investments in repurchase
                agreements, in a joint trading
                account, purchased 4/30/98, 5.52%
                maturing 5/1/98, maturity value
                $5,905,905 (cost $5,905,000) (b)..      5,905,000
                                                        ---------
                Total Repurchase Agreement
                (Cost -- $5,905,000)..............      5,905,000
                                                        ---------
                Total Investments --
                (Cost $79,393,095) ...... 98.8%        90,556,792
                Other Assets and
                Liabilities -- Net ......  1.2%         1,080,445
                                          ----         ----------
                Net Assets ..............  100%       $91,637,237
                                          ====        ===========

*   Non-income producing securities.
(a) Less than one-tenth percent.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at April 30, 1998.
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified. At April 30, 1998, the fair value of this security is $31,700 (0.03% of the Fund's net assets).



Summary of Portfolio Abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts
TIDES Term Income Deferrable Equity Securities

                                   EVERGREEN
                                 Latin America




                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                            Unrealized
                                                        U.S. Value at     In Exchange      Appreciation
Exchange Date           Contracts to Receive         April 30, 1998      for U.S. $     (Depreciation)
--------------------------------------------------------------------------------------------------------
5/6/98              4,249,083  Mexican Peso               $499,745          $501,071        $  1,326
Forward Foreign Currency Exchange Contracts to Sell:
                  Contracts to Deliver
--------------------------------------------------------------------------------------------------------
4/30/98                76,475  Brazilian Real             $ 66,907          $ 66,869        $     38
5/6/98              8,388,161  Mexican Peso                986,552           989,170          (2,618)
5/6/98             31,251,610  Venezuelan Bolivar           58,346            58,318              27

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Natural Resources Fund




                            Schedule of Investments

                           April 30, 1998 (Unaudited)





        Shares                                                       Value
COMMON STOCKS -- 84.3%
                       AUSTRALIA -- 5.5%
                       Finance & Insurance -- 0.6%
         600,000 *     First Resources Development Fund**       $   84,140
                                                                ----------
                       Oil / Energy -- 4.9%
         119,800 *     Santos Ltd. ........................        432,112
          46,800       Woodside Petroleum .................        306,169
                                                                ----------
                                                                   738,281
                                                                ----------
                       Total Australia ....................        822,421
                                                                ==========
                       CANADA -- 21.4%
                       Chemical & Agricultural
                       Products -- 5.0%
           8,500       Potash Corp. of Saskatchewan, Inc. .        757,299
                                                                ----------
                       Gold Mining -- 1.6%
          10,000 *     Getchell Gold Corp. ................        246,250
                                                                ----------
                       Metals & Mining -- 8.4%
          19,700       Alcan Aluminum Ltd. ................        639,239
           7,300       Inco Ltd. ..........................        127,882
          20,000       Noranda, Inc. ......................        412,602
          20,000 *     Repadre Capital Corp. ..............         78,325
                                                                ----------
                                                                 1,258,048
                                                                ----------
                       Oil / Energy -- 5.9%
          25,100       Canadian Occidental Petroleum Ltd. .        509,916
          18,000 *     Seven Seas Petroleum, Inc. .........        382,500
                                                                ----------
                                                                   892,416
                                                                ----------
                       Oil Field Services -- 0.5%
          40,000 *     Arakis Energy Corp. ................         70,625
                                                                ----------
                       Total Canada .......................      3,224,638
                                                                ==========
                       FRANCE -- 6.9%
                       Building, Construction &
                       Furnishings -- 2.4%
           3,900       Lafarge SA .........................        368,525
                                                                ----------
                       Oil / Energy -- 4.5%
           2,500       Societe Nationale Elf Aquitaine SA .        328,148
           2,944       Total SA, Cl. B ....................        350,185
                                                                ----------
                                                                   678,333
                                                                ----------
                       Total France .......................      1,046,858
                                                                ==========
                       MEXICO -- 3.6%
                       Metals & Mining -- 3.6%
         130,000 *     Industrias Penoles SA de CV ........        536,557
                                                                ==========
                       PERU -- 1.9%
                       Metals & Mining -- 1.9%
          18,820 *     Compania de Minas Buenaventura SA           146,537
           8,700 *     Compania de Minas Buenaventura
                       SA, ADR ............................        134,850
                                                                ----------
                       Total Peru .........................        281,387
                                                                ==========


        Shares                                                       Value
COMMON STOCKS -- continued
                       SOUTH AFRICA -- 1.1%
                       Gold Mining -- 1.1%
          50,000       Durban Roodepoort Deep Ltd., ADR ...     $  166,406
                                                                ----------
                       UNITED KINGDOM -- 9.0%
                       Diversified Companies -- 2.5%
          52,250       Lonrho Plc .........................        376,688
                                                                ----------
                       Metals & Mining -- 4.9%
         100,000       Billiton Plc .......................        286,031
          31,539       Rio Tinto Plc ......................        452,904
                                                                ----------
                                                                   738,935
                                                                ----------
                       Oil / Energy -- 1.6%
           2,500       British Petroleum Plc, ADR .........        236,250
                                                                ----------
                       Total United Kingdom ...............      1,351,873
                                                                ==========
                       UNITED STATES -- 34.9%
                       Chemical & Agricultural
                       Products -- 2.8%
          15,600       AGCO Corp. .........................        417,300
                                                                ----------
                       Gold Mining -- 2.2%
          15,000       Homestake Mining Co. ...............        174,375
           5,000       Newmont Mining Corp. ...............        160,938
                                                                ----------
                                                                   335,313
                                                                ----------
                       Metals & Mining -- 5.9%
           8,000       Aluminum Co. of America ............        620,000
          10,000 *     Stillwater Mining Co. ..............        264,375
                                                                ----------
                                                                   884,375
                                                                ----------
                       Oil Field Services -- 24.0%
          11,000 *     BJ Services Co., Inc. ..............        412,500
           3,500       Camco International, Inc. ..........        237,562
          22,000 *     Diamond Offshore Drilling, Inc. ....      1,113,750
          13,000       Halliburton Co. ....................        715,000
          13,800       Schlumberger Ltd. ..................      1,143,675
                                                                ----------
                                                                 3,622,487
                                                                ----------
                       Total United States ................      5,259,475
                                                                ==========
                       Total Common Stocks
                       (Cost -- $9,461,647)................     12,689,615
                                                                ==========
PREFERRED STOCKS -- 7.6%
                       BRAZIL -- 7.6%
                       Iron & Steel -- 5.0%
       5,970,000 *     Caemi Mineracao E Metalurgia SA ....        428,050
          13,588       Compania Vale do Rio Doce
                       Navegacao SA .......................        320,794
                                                                ----------
                                                                   748,844
                                                                ----------
                       Oil / Energy -- 2.6%
       1,580,000       Petroleo Brasileiro SA, ("Petrobras")       400,647
                                                                ----------
                       Total Brazil .......................      1,149,491
                                                                ==========
                       Total Preferred Stocks
                       (Cost -- $790,166)..................      1,149,491
                                                                ==========

                                   EVERGREEN
                             Natural Resources Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)


  Principal
   Amount                                            Value
CONVERTIBLE DEBENTURES -- 0.0% (a)
            BRAZIL -- 0.0%
            Iron & Steel -- 0.0%
$  23,588   Compania Vale do Rio Doce
            Navegacao SA** ...................    $         2
                                                  -----------
            Total Convertible Debentures
            (Cost -- $0)......................              2
                                                  -----------
            Total Investments --
            (Cost $10,251,813)....... 91.9%        13,839,108
            Other Assets and
            Liabilities -- Net ......  8.1%         1,216,826
                                      ----        -----------
            Net Assets ..............  100%       $15,055,934
                                      ====        ===========


*   Non-income producing securities.
** Illiquid securities. The total market value of these illiquid securities at April 30, 1998 was $84,142 (0.01% of the Fund's net assets).
(a) Less than one-tenth percent.


Summary of Portfolio Abbreviations:
ADR   American Depository Receipts


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


                                                                                     Unrealized
                                                 U.S. Value at     In Exchange      Appreciation
 Exhange Date                                   April 30, 1998     for U.S. $      (Depreciation)
-------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
                    Contracts to Deliver
-------------------------------------------------------------------------------------------------
7/8/98           749,527  Australian Dollar        $489,538          $495,100        $  5,562
5/4/98         4,333,410  French Franc              721,079           712,000          (9,079)
8/5/98         3,652,101  French Franc              610,862           610,000            (862)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund




                            Schedule of Investments

                           April 30, 1998 (Unaudited)





       Shares                                                     Value
COMMON STOCKS -- 105.5%
                     AUSTRALIA -- 8.5%
                     Gold Mining -- 5.5%
        800,000      Delta Gold NL ....................     $ 1,179,269
      3,284,824      Normandy Mining Ltd. .............       3,663,721
      3,500,000 *    Perilya Mines NL** ...............       1,232,753
      1,020,629      Ross Mining NL ...................         605,792
        599,600      Sons of Gwalia Ltd.** ............       1,849,852
                                                            -----------
                                                              8,531,387
                                                            -----------
                     Metals & Mining -- 3.0%
      2,899,200 *    Acacia Resources Ltd. ............       4,557,319
                                                            -----------
                     Total Australia ..................      13,088,706
                                                            ===========
                     CANADA -- 47.4%
                     Gold Mining -- 37.5%
         50,000      Cambior, Inc. ....................         393,750
        511,000      Cambior, Inc. ....................       4,020,245
      1,405,500 *    Eldorado Gold Corp. ..............       1,179,482
        597,000      Euro Nevada Mining Ltd. ..........      10,750,551
        575,000      Franco Nevada Mining Ltd. ........      14,073,919
        179,700 *    Getchell Gold Corp. ..............       4,425,112
        100,000 *    Goldcorp, Inc. Cl. A .............         562,500
        462,000 *    Greenstone Resources Ltd. ........       2,810,867
        910,000 *    Kinross Gold Corp. ...............       4,151,875
        100,000 *    Kinross Gold Corp. ...............         458,058
      1,258,000 *    Lone Star Exploration NL .........          52,785
        546,500 *    Meridian Gold, Inc. ..............       2,151,844
        337,100 *    Orvana Minerals Corp. ............         447,911
        194,300 *    Philex Gold, Inc. ................         203,818
        100,000      Placer Dome, Inc. ................       1,475,576
        349,800      Prime Resources Group, Inc. ......       2,654,170
          4,000 *    Rio Narcea Gold Mine, Inc. .......          13,287
      6,000,000 *    Santa Cruz Gold, Inc. ............         965,069
      1,260,000 *    TVX Gold, Inc. ...................       5,066,611
      1,000,000 *    Viceroy Resource Corp. ...........       1,958,110
                                                            -----------
                                                             57,815,540
                                                            -----------
                     Metals & Mining -- 9.9%
        100,100 *    Aber Resources Ltd. ..............       1,137,540
      1,640,000 *    Ariel Resources Ltd. .............         344,068
        125,000      Barrick Gold Corp. ...............       2,804,688
        229,700      Barrick Gold Corp. ...............       5,148,351
        222,700 *    Bema Gold Corp. ..................         552,876
        600,000 *    Dayton Mining Corp. ..............         900,000
        800,000 *    Geomaque Exploration Ltd. ........       1,454,596
        501,500 *    Golden Knight Resources, Inc. ....         519,053
        300,000 *    Repadre Capital Corp. ............       1,174,866
        200,000 *    SouthernEra Resources Ltd. .......       1,293,752
                                                            -----------
                                                             15,329,790
                                                            -----------
                     Total Canada .....................      73,145,330
                                                            ===========
                     MEXICO -- 0.9%
                     Metals & Mining -- 0.9%
        350,000 *    Industrias Penoles SA de CV ......       1,444,576
                                                            ===========
                     PAPUA NEW GUINEA -- 1.2%
                     Gold Mining -- 1.2%
      1,100,000 *    Lihir Gold Ltd. ..................       1,915,659
                                                            ===========


       Shares                                                     Value
COMMON STOCKS -- continued
                     PERU -- 1.0%
                     Metals & Mining -- 1.0%
        100,000 *    Compania de Minas Buenaventura
                     SA, ADR ..........................     $ 1,550,000
                                                            ===========
                     SOUTH AFRICA -- 24.7%
                     Gold Mining -- 7.4%
      2,932,916 *    Avgold Ltd.** ....................       2,605,618
        200,000 *    Durban Roodepoort ................         732,093
        200,000 *    Durban Roodepoort Deep Ltd., ADR .         665,625
        358,000      Free State Consolidated Gold Mines
                     Ltd. .............................       2,195,884
        288,585      Western Areas Gold Mining Ltd., ADR      1,769,228
         45,900      Western Deep Levels Ltd. .........       1,284,183
         75,000      Western Deep Levels Ltd., ADR ....       2,104,688
                                                            -----------
                                                             11,357,319
                                                            -----------
                     Metals & Mining -- 17.3%
        157,800      Anglo-American Platinum Holdings .       2,522,802
        629,520      Ashanti Goldfields Ltd., GDR .....       6,216,510
        150,000      Avmin Ltd., ADR ..................         780,000
        155,200      De Beers Centenary ...............       4,022,794
        751,700      East Rand Gold & Uranium Ltd., ADR .     1,100,038
        300,000      Elandsrand Gold Mining Ltd., ADR** .     1,334,910
      1,800,000      Gencor Ltd. ......................       4,291,650
        500,200 *    Harmony Gold Mining Ltd.** .......       2,969,133
         67,000 *    Harmony Gold Mining Ltd., ADR** ..         397,504
        175,000      Impala Platinum Holdings Ltd. ....       2,274,931
        300,000 *    Randgold & Exploration Co. Ltd. ..         433,320
         70,000 *    Randgold Resources, Inc., GDR** ..         437,500
                                                            -----------
                                                             26,781,092
                                                            -----------
                     Total South Africa ...............      38,138,411
                                                            ===========
                     UNITED STATES -- 21.8%
                     Gold Mining -- 12.7%
        538,000      Anglogold Ltd. ...................       2,740,437
        100,000      Battle Mountain Gold Co. .........         718,750
        523,000      Homestake Mining Co. .............       6,079,875
        312,650      Newmont Mining Corp. .............      10,063,422
                                                            -----------
                                                             19,602,484
                                                            -----------
                     Metals & Mining -- 9.1%
      1,999,000 *    Canyon Resources Corp. ...........       2,248,875
        100,000 *    Hecla Mining Co. .................         637,500
        170,000      Pioneer Group, Inc. ..............       5,312,500
        220,900 *    Stillwater Mining Co. ............       5,840,044
                                                            -----------
                                                             14,038,919
                                                            -----------
                     Total United States ..............      33,641,403
                                                            ===========
                     Total Common Stocks
                     (Cost: $204,751,542)..............     162,924,085
                                                            ===========

                                   EVERGREEN
                              Precious Metals Fund




                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




      Shares                                                 Value
WARRANTS -- 0.1%
                 CANADA -- 0.1%
                 Metals & Mining -- 0.1%
      162,500 *  Geomaque Exploration Ltd.,
                 Expire 3/18/99 ....................     $      7,955
      429,000 *  Vengold, Inc., Ser. B, Expire 6/13/00        114,004
                                                         ------------
                 Total Canada ......................          121,959
                                                         ------------


      Shares                                                 Value
WARRANTS -- continued
                 UNITED STATES -- 0.0% (a)
                 Metals & Mining -- 0.0%
      227,500 *  Atlas Corp., Expire 12/15/99 ......     $      1,137
       75,000 *  Canyon Resources Corp. ............                0
                                                         ------------
                 Total United States ...............            1,137
                                                         ============
                 Total Warrants
                 (Cost: $304,340)...................          123,096
                                                         ============
                 Total Investments --
                 (Cost $205,055,882)......  105.6%        163,047,181
                 Investment In
                 Wholly-Owned
                 Unconsolidated
                 Foreign Subsidiary
                 Precious Metals (Bermuda) Ltd. ....          828,788
                 Other Assets and
                 Liabilities -- Net ......  ( 5.6%)        (9,473,391)
                                            -----        ------------
                 Net Assets ..............    100%       $154,402,578
                                            =====        ============

*   Non-income producing securities.
** Illiquid securities. The total market value of these illiquid securities at April 30, 1998 was $10,827,270 (7.01% of the Fund's net assets).
(a) Less than one-tenth percent.



Summary of Portfolio Abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Assets and Liabilities

                           April 30, 1998 (Unaudited)


                                                                        Global      International
                                                                    Opportunities      Growth
                                                                        Fund            Fund
-------------------------------------------------------------------------------------------------
Assets
 Investments at value (identified cost -- $229,953,069,
  $136,387,902, $79,393,095, $10,251,813 and
  $205,055,882, respectively).....................................  $305,051,221    $ 181,460,778
 Investment in wholly-owned unconsolidated foreign
  subsidiary, at fair value ......................................             0                0
 Foreign currency, at value (identified cost -- $99,919, $899,
  $825,364, $50, and $0, respectively)............................       100,019              920
 Cash ............................................................           981              790
 Receivable for investments sold .................................    10,100,300          650,878
 Receivable for Fund shares sold .................................     2,278,649        1,458,679
 Dividends and interest receivable ...............................       383,678          636,094
 Unrealized appreciation on open forward foreign currency
  exchange contracts .............................................       451,756          653,860
 Foreign tax reclaim receivable ..................................       136,572           98,827
 Unamortized organization expenses ...............................             0                0
 Prepaid expenses and other assets ...............................        50,553          106,721
-------------------------------------------------------------------------------------------------
   Total assets ..................................................   318,553,729      185,067,547
-------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased ...............................     7,576,810          109,744
 Payable for Fund shares repurchased .............................     1,510,090          332,534
 Advisory fee payable ............................................       231,613          104,371
 Distribution fee payable ........................................       159,338           64,331
 Due to related parties ..........................................         4,000            2,678
 Unrealized depreciation on open forward foreign currency
  exchange contracts .............................................       383,348          768,624
 Foreign taxes payable ...........................................        49,028           71,669
 Distributions payable ...........................................        42,629            2,493
 Due to custodian bank ...........................................             0                0
 Accrued expenses and other liabilities ..........................       221,132          159,869
-------------------------------------------------------------------------------------------------
   Total liabilities .............................................    10,177,988        1,616,313
-------------------------------------------------------------------------------------------------
Net assets .......................................................  $308,375,741    $ 183,451,234
=================================================================================================
Net assets represented by
 Paid-in capital .................................................  $214,429,866    $ 135,457,764
 Undistributed (distributions in excess of) net investment
  income (loss) ..................................................    (1,910,129)       1,021,158
 Accumulated net realized gain (loss) on investments and
  foreign currency related transactions ..........................    20,696,032        2,016,787
 Net unrealized appreciation (depreciation) of investments
  and foreign currency related transactions ......................    75,159,972       44,955,525
-------------------------------------------------------------------------------------------------
   Total net assets ..............................................  $308,375,741    $ 183,451,234
=================================================================================================
Net assets consists of
 Class A .........................................................  $ 81,969,660    $ 105,133,890
 Class B .........................................................   189,677,201       52,818,828
 Class C .........................................................    36,707,193          233,751
 Class Y .........................................................        21,687       25,264,765
-------------------------------------------------------------------------------------------------
                                                                    $308,375,741    $ 183,451,234
=================================================================================================
Shares outstanding
 Class A .........................................................     3,258,000       12,626,241
 Class B .........................................................     7,865,103        6,356,189
 Class C .........................................................     1,518,733           28,125
 Class Y .........................................................           844        3,033,755
=================================================================================================
Net asset value per share
 Class A .........................................................  $      25.16    $        8.33
=================================================================================================
 Class A -- Offering price (based on sales charge of 4.75%) ......  $      26.41    $        8.75
=================================================================================================
 Class B .........................................................  $      24.12    $        8.31
=================================================================================================
 Class C .........................................................  $      24.17    $        8.31
=================================================================================================
 Class Y .........................................................  $      25.71    $        8.33
=================================================================================================



                                                                        Latin         Natural        Precious
                                                                       America       Resources        Metals
                                                                        Fund           Fund            Fund
---------------------------------------------------------------------------------------------------------------
Assets
 Investments at value (identified cost -- $229,953,069,
  $136,387,902, $79,393,095, $10,251,813 and
  $205,055,882, respectively).....................................  $ 90,556,792   $13,839,108    $ 163,047,181
 Investment in wholly-owned unconsolidated foreign
  subsidiary, at fair value ......................................             0             0          828,788
 Foreign currency, at value (identified cost -- $99,919, $899,
  $825,364, $50, and $0, respectively)............................       828,026            42                0
 Cash ............................................................           766       268,470        1,642,824
 Receivable for investments sold .................................     1,114,358             0                0
 Receivable for Fund shares sold .................................       127,995       993,112           95,812
 Dividends and interest receivable ...............................     1,023,087        65,722          467,451
 Unrealized appreciation on open forward foreign currency
  exchange contracts .............................................         1,391         5,562                0
 Foreign tax reclaim receivable ..................................           649        10,501                0
 Unamortized organization expenses ...............................         6,634         5,553                0
 Prepaid expenses and other assets ...............................        49,358        25,995           74,483
---------------------------------------------------------------------------------------------------------------
   Total assets ..................................................    93,709,056    15,214,065      166,156,539
---------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased ...............................     1,526,491             0                0
 Payable for Fund shares repurchased .............................       362,453        92,197        4,608,839
 Advisory fee payable ............................................        57,443        11,881           90,962
 Distribution fee payable ........................................        66,003         8,799           55,485
 Due to related parties ..........................................         2,997        10,863            1,700
 Unrealized depreciation on open forward foreign currency
  exchange contracts .............................................         2,618         9,941                0
 Foreign taxes payable ...........................................         2,224           613            4,721
 Distributions payable ...........................................        17,142             0            8,741
 Due to custodian bank ...........................................             0             0        6,922,000
 Accrued expenses and other liabilities ..........................        34,448        23,837           61,513
---------------------------------------------------------------------------------------------------------------
   Total liabilities .............................................     2,071,819       158,131       11,753,961
---------------------------------------------------------------------------------------------------------------
Net assets .......................................................  $ 91,637,237   $15,055,934    $ 154,402,578
===============================================================================================================
Net assets represented by
 Paid-in capital .................................................  $ 86,815,376   $11,758,453    $ 206,977,044
 Undistributed (distributions in excess of) net investment
  income (loss) ..................................................       486,008      (159,739)        (220,548)
 Accumulated net realized gain (loss) on investments and
  foreign currency related transactions ..........................    (6,825,611)     (125,238)     (10,342,763)
 Net unrealized appreciation (depreciation) of investments
  and foreign currency related transactions ......................    11,161,464     3,582,458      (42,011,155)
---------------------------------------------------------------------------------------------------------------
   Total net assets ..............................................  $ 91,637,237   $15,055,934    $ 154,402,578
===============================================================================================================
Net assets consists of
 Class A .........................................................  $ 13,070,392   $ 3,879,510    $ 118,143,458
 Class B .........................................................    69,358,714     9,844,983       35,472,662
 Class C .........................................................     9,206,843     1,331,441          786,458
 Class Y .........................................................         1,288             0                0
---------------------------------------------------------------------------------------------------------------
                                                                    $ 91,637,237   $15,055,934    $ 154,402,578
===============================================================================================================
Shares outstanding
 Class A .........................................................     1,106,770       359,168        7,559,977
 Class B .........................................................     6,034,932       938,430        2,274,357
 Class C .........................................................       801,466       127,046           50,428
 Class Y .........................................................           109             0                0
===============================================================================================================
Net asset value per share
 Class A .........................................................  $      11.81   $     10.80    $       15.63
===============================================================================================================
 Class A -- Offering price (based on sales charge of 4.75%) ......  $      12.40   $     11.34    $       16.41
===============================================================================================================
 Class B .........................................................  $      11.49   $     10.49    $       15.60
===============================================================================================================
 Class C .........................................................  $      11.49   $     10.48    $       15.60
===============================================================================================================
 Class Y .........................................................  $      11.82            --               --
===============================================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                            Statements of Operations

                  Six Months Ended April 30, 1998 (Unaudited)


                                                                       Global      International
                                                                   Opportunities       Growth
                                                                        Fund            Fund
-----------------------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $101,901,
  $138,671, 29,319, $6,532, and $52,224, respectively)...........  $    876,073     $ 1,173,321
 Interest .......................................................       499,946         329,088
-----------------------------------------------------------------------------------------------
Total income ....................................................     1,376,019       1,502,409
Expenses
 Advisory fee ...................................................     1,552,411         556,665
 Distribution Plan expenses .....................................     1,266,047         521,108
 Transfer agent fees ............................................       547,631         248,030
 Trustees fees ..................................................         3,265           2,045
 Custodian fees .................................................        79,999          22,929
 Administrative service fees ....................................        15,062          13,235
 Professional fees ..............................................        16,764          10,716
 Printing .......................................................       299,884          67,918
 Registration fees ..............................................        50,059          40,246
 Amortization of organization expenses ..........................             0               0
 Other ..........................................................         5,981          88,141
-----------------------------------------------------------------------------------------------
  Total expenses ................................................     3,837,103       1,571,033
 Less: Indirectly paid expenses .................................       (10,549)         (2,235)
-----------------------------------------------------------------------------------------------
  Net expenses ..................................................     3,826,554       1,568,798
-----------------------------------------------------------------------------------------------
 Net investment income (loss) ...................................    (2,450,535)        (66,389)
-----------------------------------------------------------------------------------------------
Equity in earnings of wholly-owned unconsolidated foreign
 subsidiary .....................................................             0               0
===============================================================================================
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions
 Net realized gain (loss) from
  Investments ...................................................    19,271,896       1,484,806
  Foreign currency related transactions .........................     1,445,561       2,217,854
-----------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency
  related transactions ..........................................    20,717,457       3,702,660
-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency related transactions .........    20,878,672      26,387,704
-----------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions .........................    41,596,129      30,090,364
-----------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations ....................................................  $ 39,145,594     $30,023,975
===============================================================================================



                                                                       Latin         Natural       Precious
                                                                      America       Resources        Metals
                                                                        Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $101,901,
  $138,671, 29,319, $6,532, and $52,224, respectively)...........  $  1,575,056    $  182,680    $  1,004,627
 Interest .......................................................        62,957         8,348          74,916
-------------------------------------------------------------------------------------------------------------
Total income ....................................................     1,638,013       191,028       1,079,543
Expenses
 Advisory fee ...................................................       351,933        83,659         411,986
 Distribution Plan expenses .....................................       418,983        70,830         366,295
 Transfer agent fees ............................................       170,728        26,994         308,464
 Trustees fees ..................................................         1,871           506           1,342
 Custodian fees .................................................        95,615        12,898          47,396
 Administrative service fees ....................................         7,222         1,468           9,098
 Professional fees ..............................................        10,678        13,015          24,261
 Printing .......................................................        49,475        36,295          76,605
 Registration fees ..............................................        37,657        44,171           9,818
 Amortization of organization expenses ..........................         6,526         7,068               0
 Other ..........................................................         4,456         6,531          50,788
-------------------------------------------------------------------------------------------------------------
  Total expenses ................................................     1,155,144       303,435       1,306,053
 Less: Indirectly paid expenses .................................        (5,899)         (604)           (276)
-------------------------------------------------------------------------------------------------------------
  Net expenses ..................................................     1,149,245       302,831       1,305,777
-------------------------------------------------------------------------------------------------------------
 Net investment income (loss) ...................................       488,768      (111,803)       (226,234)
-------------------------------------------------------------------------------------------------------------
Equity in earnings of wholly-owned unconsolidated foreign
 subsidiary .....................................................             0             0           8,443
=============================================================================================================
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions
 Net realized gain (loss) from
  Investments ...................................................    (5,572,768)     (340,839)     (9,891,961)
  Foreign currency related transactions .........................      (413,799)      221,088         (11,835)
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency
  related transactions ..........................................    (5,986,567)     (119,751)     (9,903,796)
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency related transactions .........    17,107,785      (740,141)     22,060,759
-------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions .........................    11,121,218      (859,892)     12,156,963
-------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations ....................................................  $ 11,609,986    $ (971,695)   $ 11,939,172
=============================================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Changes in Net Assets

                  Six Months Ended April 30, 1998 (Unaudited)


                                                                      Global        International
                                                                  Opportunities         Growth
                                                                       Fund              Fund
-------------------------------------------------------------------------------------------------
Operations
 Net investment income (loss) ................................   $   (2,450,535)    $     (66,389)
 Equity in earnings of wholly-owned unconsolidated foreign
  subsidiary .................................................                0                 0
 Net realized gain (loss) on investments and foreign
  currency related transactions ..............................       20,717,457         3,702,660
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency related transactions ......       20,878,672        26,387,704
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations .................................................       39,145,594        30,023,975
-------------------------------------------------------------------------------------------------
Distributions to shareholders
 From net investment income:
  Class A ....................................................                0                 0
  Class B ....................................................                0        (5,718,223)
  Class C ....................................................                0                 0
 In excess of net investment income:
  Class B ....................................................                0                 0
  Class C ....................................................                0                 0
 From net realized gain on investments and foreign
  currency related transactions:
  Class A ....................................................       (6,152,515)                0
  Class B ....................................................      (14,270,760)      (26,737,026)
  Class C ....................................................       (2,859,903)                0
  Class Y ....................................................               (1)                0
-------------------------------------------------------------------------------------------------
  Total distributions to shareholders ........................      (23,283,179)      (32,455,249)
-------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...................................       29,146,699        60,391,745
 Payment for shares redeemed .................................     (115,559,613)      (54,725,416)
 Net asset value of shares issued in reinvestment of
  distributions ..............................................       20,555,694        28,410,069
 Shares issued in acquisition of Blanchard Precious Metals
  Fund .......................................................                0                 0
-------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   capital share transactions ................................      (65,857,220)       34,076,398
-------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ...................      (49,994,805)       31,645,124
Net assets
 Beginning of period .........................................      358,370,546       151,806,110
-------------------------------------------------------------------------------------------------
 End of period ...............................................   $  308,375,741     $ 183,451,234
=================================================================================================
Undistributed (distributions in excess of) net investment
 income (loss) ...............................................   $   (1,910,129)    $   1,021,158
=================================================================================================



                                                                     Latin           Natural          Precious
                                                                    America         Resources          Metals
                                                                     Fund             Fund              Fund
-----------------------------------------------------------------------------------------------------------------
Operations
 Net investment income (loss) ................................  $      488,768   $     (111,803)  $      (226,234)
 Equity in earnings of wholly-owned unconsolidated foreign
  subsidiary .................................................               0                0             8,443
 Net realized gain (loss) on investments and foreign
  currency related transactions ..............................      (5,986,567)        (119,751)       (9,903,796)
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency related transactions ......      17,107,785         (740,141)       22,060,759
-----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations .................................................      11,609,986         (971,695)       11,939,172
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders
 From net investment income:
  Class A ....................................................               0          (39,137)                0
  Class B ....................................................               0          (20,850)                0
  Class C ....................................................               0           (2,848)                0
 In excess of net investment income:
  Class B ....................................................               0         (135,522)                0
  Class C ....................................................               0          (24,217)                0
 From net realized gain on investments and foreign
  currency related transactions:
  Class A ....................................................      (2,915,764)        (376,317)                0
  Class B ....................................................     (16,639,668)      (1,503,573)       (5,647,344)
  Class C ....................................................      (2,385,233)        (260,243)                0
  Class Y ....................................................               0                0                 0
-----------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders ........................     (21,940,665)      (2,362,707)       (5,647,344)
-----------------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...................................      12,922,303       16,033,889       112,171,009
 Payment for shares redeemed .................................     (30,432,722)     (21,742,072)     (119,417,487)
 Net asset value of shares issued in reinvestment of
  distributions ..............................................      19,625,500        2,160,001         4,759,767
 Shares issued in acquisition of Blanchard Precious Metals
  Fund .......................................................               0                0        39,424,759
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   capital share transactions ................................       2,115,081       (3,548,182)       36,938,048
-----------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ...................      (8,215,598)      (6,882,584)       43,229,876
Net assets
 Beginning of period .........................................      99,852,835       21,938,518       111,172,702
--------------------------------------------------------------- -------------------------------------------------
 End of period ...............................................  $   91,637,237   $   15,055,934   $   154,402,578
=================================================================================================================
Undistributed (distributions in excess of) net investment
 income (loss) ...............................................  $      486,008   $     (159,739)  $      (220,548)
=================================================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Changes in Net Assets

                         Period Ended October 31, 1997


                                                                    Global       International
                                                                Opportunities       Growth
                                                                   Fund***           Fund
----------------------------------------------------------------------------- -----------------
Operations
 Net investment loss .........................................  $    (648,601)  $      (786,796)
 Equity in earnings of wholly-owned unconsolidated foreign
  subsidiary .................................................              0                 0
 Net realized gain on investments and foreign currency
  related transactions .......................................      8,871,051        33,079,318
 Net change in unrealized depreciation of investments and
  foreign currency related transactions ......................    (29,437,805)       (8,385,742)
-----------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   operations ................................................    (21,215,355)       23,906,780
-----------------------------------------------------------------------------------------------
Distributions to shareholders
 From net investment income:
  Class A ....................................................              0                 0
  Class B ....................................................              0        (1,828,737)
 In excess of net investment income:
  Class B ....................................................              0                 0
  Class C ....................................................              0                 0
 From net realized gain on investments and foreign
  currency related transactions:
  Class B ....................................................              0        (2,926,339)
-----------------------------------------------------------------------------------------------
  Total distributions to shareholders ........................              0        (4,755,076)
-----------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...................................      5,938,720       159,178,048
 Payment for shares redeemed .................................    (28,290,639)     (178,656,491)
 Net asset value of shares issued in reinvestment of
  distributions ..............................................              0         4,222,295
-----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
   transactions ..............................................    (22,351,919)      (15,256,148)
-----------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ...................    (43,567,274)        3,895,556
Net assets
 Beginning of year ...........................................    401,937,820       147,910,554
-----------------------------------------------------------------------------------------------
 End of year .................................................  $ 358,370,546   $   151,806,110
===============================================================================================
Undistributed (distributions in excess of) net investment
 income (loss) ...............................................  $     540,406   $     6,805,770
===============================================================================================



                                                                     Latin          Natural         Precious
                                                                    America        Resources         Metals
                                                                     Fund            Fund**           Fund*
---------------------------------------------------------------------------------------------------------------
Operations
 Net investment loss .........................................  $     (483,675)  $   (102,070)  $    (1,019,679)
 Equity in earnings of wholly-owned unconsolidated foreign
  subsidiary .................................................               0              0            13,054
 Net realized gain on investments and foreign currency
  related transactions .......................................      36,087,300      2,079,956         3,388,158
 Net change in unrealized depreciation of investments and
  foreign currency related transactions ......................     (17,271,713)      (835,993)      (61,446,526)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   operations ................................................      18,331,912      1,141,893       (59,064,993)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders
 From net investment income:
  Class A ....................................................         (91,845)             0                 0
  Class B ....................................................        (139,227)             0                 0
 In excess of net investment income:
  Class B ....................................................        (430,575)             0                 0
  Class C ....................................................         (62,177)             0                 0
 From net realized gain on investments and foreign
  currency related transactions:
  Class B ....................................................               0              0                 0
---------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders ........................        (723,824)             0                 0
---------------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...................................      35,265,301      1,626,365        83,990,548
 Payment for shares redeemed .................................     (52,499,496)    (7,066,862)     (103,860,464)
 Net asset value of shares issued in reinvestment of
  distributions ..............................................         639,781              0                 0
---------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
   transactions ..............................................     (16,594,414)    (5,440,497)      (19,869,916)
---------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ...................       1,013,674     (4,298,604)      (78,934,909)
Net assets
 Beginning of year ...........................................      98,839,161     26,237,122       190,107,611
---------------------------------------------------------------------------------------------------------------
 End of year .................................................  $   99,852,835   $ 21,938,518   $   111,172,702
===============================================================================================================
Undistributed (distributions in excess of) net investment
 income (loss) ...............................................  $       (2,760)  $    174,638   $        (2,757)
===============================================================================================================

* The Fund changed its fiscal year end to October 31. The Statements of Changes are for the eight-month period ended October 31, 1997.
** The Fund changed its fiscal year end to October 31. The Statements of Changes are for the seven-month period ended October 31, 1997.
*** The Fund changed its fiscal year end to October 31. The Statements of Changes are for the 1-month period ended October 31, 1997.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Changes in Net Assets

                                 Prior Periods


                                                                                                 Global
                                                                                             Opportunities
                                                                                                Fund***
-----------------------------------------------------------------------------------------------------------
Operations
 Net investment loss .....................................................................  $    (6,655,024)
 Equity in earnings of wholly-owned unconsolidated foreign subsidiary ....................                0
 Net realized gain on investments and foreign currency related transactions ..............       26,795,363
 Net change in unrealized appreciation (depreciation) of investments and foreign currency
  related transactions ...................................................................       (6,946,269)
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations ........................       13,194,070
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders
 From net realized gain on investments and foreign currency related transactions:
  Class A ................................................................................      (11,550,719)
  Class B ................................................................................      (19,127,005)
  Class C ................................................................................       (6,057,525)
-----------------------------------------------------------------------------------------------------------
  Total distributions to shareholders ....................................................      (36,735,249)
-----------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...............................................................       72,496,510
 Payment for shares redeemed .............................................................     (437,692,552)
 Net asset value of shares issued in reinvestment of distributions .......................       29,860,344
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share transactions ........     (335,335,698)
-----------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ...............................................     (358,876,877)
Net assets
 Beginning of year .......................................................................      760,814,697
-----------------------------------------------------------------------------------------------------------
 End of year .............................................................................  $   401,937,820
===========================================================================================================
Undistributed net investment income (loss) ...............................................  $      (966,557)
===========================================================================================================



                                                                                               Natural         Precious
                                                                                              Resources         Metals
                                                                                                Fund**           Fund*
---------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment loss .....................................................................  $   (261,955)   $    (2,063,632)
 Equity in earnings of wholly-owned unconsolidated foreign subsidiary ....................             0             69,764
 Net realized gain on investments and foreign currency related transactions ..............     1,096,497         14,024,717
 Net change in unrealized appreciation (depreciation) of investments and foreign currency
  related transactions ...................................................................     1,919,418        (17,875,249)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations ........................     2,753,960         (5,844,400)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
 From net realized gain on investments and foreign currency related transactions:
  Class A ................................................................................             0                  0
  Class B ................................................................................             0         (7,301,560)
  Class C ................................................................................             0                  0
---------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders ....................................................             0         (7,301,560)
---------------------------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...............................................................     9,241,182        618,026,217
 Payment for shares redeemed .............................................................    (7,515,475)      (638,015,009)
 Net asset value of shares issued in reinvestment of distributions .......................             0          5,971,990
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share transactions ........     1,725,707        (14,016,802)
---------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ...............................................     4,479,667        (27,162,762)
Net assets
 Beginning of year .......................................................................    21,757,455        217,270,373
---------------------------------------------------------------------------------------------------------------------------
 End of year .............................................................................  $ 26,237,122    $   190,107,611
===========================================================================================================================
Undistributed net investment income (loss) ...............................................  $    (33,055)   $     4,722,048
===========================================================================================================================

*   For the year ended February 28, 1997.
**  For the year ended March 31, 1997.
*** For the year ended September 30, 1997.





                  See Combined Notes to Financial Statements.

                    Combined Notes to Financial Statements

1. ORGANIZATION


The Evergreen International & Global Growth Funds consist of the Evergreen Global Opportunities Fund ("Global Opportunities"), Evergreen International Growth Fund ("International Growth"), Evergreen Latin American Fund ("Latin America"), Evergreen Natural Resources Fund ("Natural Resources") and Evergreen Precious Metals Fund ("Precious Metals") each of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen International Trust, a Delaware business trust organized on September 17, 1997. Formerly, each Fund was organized as either a Delaware business trust or a series of a Massachusetts business trust. Global Opportunities, International, Latin America, Natural Resources and Precious Metals are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y Shares with the exception of Natural Resources and Precious Metals which do not offer class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.


2. ACQUISITION INFORMATION

Effective December 1, 1997, Signet Banking Corporation ("Signet") merged with First Union Corporation ("First Union"). Effective at the close of business on February 27, 1998, Precious Metals acquired substantially all of the net assets of Blanchard Precious Metals Fund, an open-end management investment company managed by a subsidiary of Signet and registered under the 1940 Act, valued at $39,424,759. The net assets were exchanged through a non-taxable transaction for 3,176,709 Class A Shares of Precious Metals valued at $3.83 per share. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $69,315,421. The aggregate net assets of Precious Metals after the acquisition were $144,108,204.


3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Funds value securities traded in the over-the counter market at the mean between the bid and asked prices. Securities for which market quotations are not available from an independent pricing service, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

               Combined Notes to Financial Statements (continued)

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. Such gains and losses are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operating losses.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

               Combined Notes to Financial Statements (continued)

J. Organization Expenses
Organization expenses for Latin America and Natural Resources are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of these Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.


4. INVESTMENT IN FOREIGN SUBISDIARY

Precious Metals (Bermuda) Ltd., Precious Metals' wholly-owned foreign subsidiary, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At April 30, 1998, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:


  Cash and cash equivalents ...  $ 848,358
  Accrued expenses ............    (19,570)
------------------------------------------
                                 $ 828,788
==========================================

During the six months ended April 30, 1998, the foreign subsidiary had no purchases or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment income $40,403, $18,906 and $21,497, respectively. Management fees paid or accrued by the foreign subsidiary to Keystone totaled $6,731 for the six months ended April 30, 1998.


5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES



                                                        Six Months Ended                  Period Ended
                                                         April 30, 1997                October 31, 1997*
                                                -------------------------------- ------------------------------
                                                     Shares          Amount          Shares         Amount
                                                --------------- ---------------- ------------- ----------------
Class A
Shares sold ...................................     1,020,523    $  24,343,026       205,158    $   5,151,881
Shares redeemed ...............................    (2,153,045)     (49,416,369)     (595,578)     (14,880,208)
Shares issued in reinvestment of distributions        224,107        4,890,006             0                0
-------------------------------------------------------------------------------------------------------------
Net decrease ..................................      (908,415)     (20,183,337)     (390,420)      (9,728,327)
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold ...................................       170,505        3,820,396        22,401          532,211
Shares redeemed ...............................    (2,465,776)     (53,444,806)     (424,559)     (10,089,631)
Shares issued in reinvestment of distributions        620,043       13,008,494             0                0
-------------------------------------------------------------------------------------------------------------
Net decrease ..................................    (1,675,228)     (36,615,916)     (402,158)      (9,557,420)
-------------------------------------------------------------------------------------------------------------
Class C
Shares sold ...................................        43,031          964,703        10,542          254,628
Shares redeemed ...............................      (580,611)     (12,698,438)     (137,741)      (3,320,800)
Shares issued in reinvestment of distributions        126,413        2,657,194             0                0
-------------------------------------------------------------------------------------------------------------
Net decrease ..................................      (411,167)      (9,076,541)     (127,199)      (3,066,172)
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold ...................................           843           18,574             0                0
Shares redeemed ...............................            --               --             0                0
Shares issued in reinvestment of distributions             --               --             0                0
-------------------------------------------------------------------------------------------------------------
Net increase ..................................           843           18,574             0                0
-------------------------------------------------------------------------------------------------------------
Net decrease ..................................    (2,993,967)   $ (65,857,220)     (919,777)   $ (22,351,919)
=============================================================================================================



                                                           Year Ended
                                                       September 30, 1997
                                                ---------------------------------
                                                     Shares           Amount
                                                --------------- -----------------
Class A
Shares sold ...................................     1,724,686    $   40,645,838
Shares redeemed ...............................    (7,656,939)     (176,796,539)
Shares issued in reinvestment of distributions        293,025         6,669,240
-------------------------------------------------------------------------------
Net decrease ..................................    (5,639,228)     (129,481,461)
-------------------------------------------------------------------------------
Class B
Shares sold ...................................     1,025,563        23,070,741
Shares redeemed ...............................    (8,009,248)     (177,499,072)
Shares issued in reinvestment of distributions        798,355        17,651,626
-------------------------------------------------------------------------------
Net decrease ..................................    (6,185,330)     (136,776,705)
--------------------------------------------------------------------------------
Class C
Shares sold ...................................       390,436         8,779,908
Shares redeemed ...............................    (3,780,382)      (83,396,941)
Shares issued in reinvestment of distributions        250,089         5,539,478
-------------------------------------------------------------------------------
Net decrease ..................................    (3,139,857)      (69,077,555)
-------------------------------------------------------------------------------
Class Y
Shares sold ...................................             1                23
Shares redeemed ...............................             0                 0
Shares issued in reinvestment of distributions              0                 0
-------------------------------------------------------------------------------
Net increase ..................................             1                23
-------------------------------------------------------------------------------
Net decrease ..................................   (14,964,414)   $ (335,335,698)
===============================================================================

* The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH



                                                                  Six Months Ended                     Year Ended
                                                                   April 30, 1997                   October 31, 1997
                                                          -------------------------------- ----------------------------------
                                                               Shares          Amount           Shares            Amount
                                                          --------------- ---------------- ---------------- -----------------
Class A
Shares sold .............................................     1,421,738    $  11,172,599                0                 0
Automatic conversion of Class B shares to Class A shares     13,877,478       95,438,329                0                 0
Shares redeemed .........................................    (2,672,975)     (20,536,106)               0                 0
---------------------------------------------------------------------------------------------------------------------------
Net increase ............................................    12,626,241       86,074,822                0                 0
---------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold .............................................     3,142,827       23,891,948       18,930,328    $  159,178,048
Automatic conversion of Class B shares to Class A shares    (13,877,478)     (95,438,329)               0                 0
Shares redeemed .........................................    (4,598,183)     (34,184,349)     (21,092,806)     (178,656,491)
Shares issued in reinvestment of distributions ..........     4,141,410       28,410,069          463,479         4,222,295
---------------------------------------------------------------------------------------------------------------------------
Net decrease ............................................   (11,191,424)     (77,320,661)      (1,698,999)      (15,256,148)
---------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold .............................................        28,125          233,226                0                 0
---------------------------------------------------------------------------------------------------------------------------
Net increase ............................................        28,125          233,226                0                 0
---------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold .............................................     3,034,353       25,093,972                0                 0
Shares redeemed .........................................          (598)          (4,961)               0                 0
---------------------------------------------------------------------------------------------------------------------------
Net increase ............................................     3,033,755       25,089,011                0                 0
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) .................................     4,496,697    $  34,076,398       (1,698,999)   $  (15,256,148)
===========================================================================================================================

--------------------------------------------------------------------------------
LATIN AMERICA



                                                       Six Months Ended                    Year Ended
                                                        April 30, 1997                  October 31, 1997
                                                ------------------------------- --------------------------------
                                                     Shares          Amount          Shares          Amount
                                                --------------- --------------- --------------- ----------------
Class A
Shares sold ...................................       719,315    $   7,820,054        793,746    $  12,013,304
Shares redeemed ...............................      (901,590)      (9,821,763)      (755,902)     (10,989,824)
Shares issued in reinvestment of distributions        253,396        2,718,936          7,159           82,042
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) .......................        71,121          717,227         45,003        1,105,522
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold ...................................       384,222        4,351,465      1,353,616       18,851,845
Shares redeemed ...............................    (1,591,035)     (17,167,188)    (2,761,745)     (37,765,324)
Shares issued in reinvestment of distributions      1,410,947       14,772,617         44,425          502,887
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) .......................       204,134        1,956,894     (1,363,704)     (18,410,592)
--------------------------------------------------------------------------------------------------------------
Class C
Shares sold ...................................        69,304          749,560        305,017        4,400,152
Shares redeemed ...............................      (320,364)      (3,443,771)      (261,244)      (3,744,348)
Shares issued in reinvestment of distributions        203,815        2,133,947          4,841           54,852
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) .......................       (47,245)        (560,264)        48,614          710,656
--------------------------------------------------------------------------------------------------------------
Class Y
Shares sold ...................................           109            1,224              0                0
Shares redeemed ...............................             0                0              0                0
Shares issued in reinvestment of distributions              0                0              0                0
--------------------------------------------------------------------------------------------------------------
Net increase ..................................           109            1,224             --               --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) .......................       228,119    $   2,115,081     (1,270,087)   $ (16,594,414)
==============================================================================================================

               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
NATURAL RESOURCES



                                                             Six Months Ended
                                                              April 30, 1998
                                                     --------------------------------
                                                          Shares          Amount
                                                     --------------- ----------------
Class A
Shares sold ........................................     1,130,293    $  11,710,893
Shares redeemed ....................................    (1,116,328)     (11,691,990)
Shares issued in reinvestment of distributions .....        36,032          383,007
-----------------------------------------------------------------------------------
Net increase (decrease) ............................        49,997          401,910
-----------------------------------------------------------------------------------
Class B
Shares sold ........................................       421,148        4,269,921
Shares redeemed ....................................      (872,787)      (8,780,605)
Shares issued in reinvestment of distributions .....       144,444        1,497,881
-----------------------------------------------------------------------------------
Net increase (decrease) ............................      (307,195)      (3,012,803)
-----------------------------------------------------------------------------------
Class C
Shares sold ........................................         5,254           53,075
Shares redeemed ....................................      (125,836)      (1,269,477)
Shares issued in reinvestment of distributions .....        26,942          279,113
-----------------------------------------------------------------------------------
Net increase (decrease) ............................       (93,640)        (937,289)
-----------------------------------------------------------------------------------
Net increase (decrease) ............................      (350,838)   $  (3,548,182)
===================================================================================



                                                             Seven Month
                                                             Period Ended                  Year Ended
                                                          October 31, 1997*              March 31, 1997
                                                     ---------------------------- -----------------------------
                                                        Shares         Amount         Shares         Amount
                                                     ------------ --------------- ------------- ---------------
Class A
Shares sold ........................................     20,364    $    257,582        99,899    $   1,149,694
Shares redeemed ....................................    (79,574)     (1,059,272)     (157,432)      (1,830,659)
Shares issued in reinvestment of distributions .....          0               0             0                0
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) ............................    (59,210)       (801,690)      (57,533)        (680,965)
--------------------------------------------------------------------------------------------------------------
Class B
Shares sold ........................................     78,508       1,020,278       391,020        4,494,545
Shares redeemed ....................................   (279,700)     (3,612,501)     (371,723)      (4,250,880)
Shares issued in reinvestment of distributions .....          0               0             0                0
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) ............................   (201,192)     (2,592,223)       19,297          243,665
--------------------------------------------------------------------------------------------------------------
Class C
Shares sold ........................................     27,528         348,505       317,784        3,596,943
Shares redeemed ....................................   (190,823)     (2,395,089)     (124,231)      (1,433,936)
Shares issued in reinvestment of distributions .....          0               0             0                0
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) ............................   (163,295)     (2,046,584)      193,553        2,163,007
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) ............................   (423,697)   $ (5,440,497)      155,317    $   1,725,707
==============================================================================================================

* The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 1997.


--------------------------------------------------------------------------------
PRECIOUS METALS



                                                             Six Months Ended                   Period Ended
                                                              April 30, 1997                 October 31, 1997**
                                                     -------------------------------- ---------------------------------
                                                          Shares          Amount           Shares           Amount
                                                     --------------- ---------------- --------------- -----------------
Class A
Shares sold ........................................     3,686,408    $   55,739,085              0                 0
Automatic conversion of Class B shares to ..........
 Class A shares ....................................     5,262,793        65,498,249              0                 0
Shares redeemed ....................................    (4,565,933)      (64,977,321)             0                 0
Shares issued in acquisition of Blanchard ..........
 Precious Metals Fund ..............................     3,176,709        39,424,759              0                 0
---------------------------------------------------------------------------------------------------------------------
Net increase .......................................     7,559,977        95,684,772              0                 0
---------------------------------------------------------------------------------------------------------------------
Class B
Shares sold ........................................     4,305,775        55,730,500      4,394,845    $   83,990,548
Automatic conversion of Class B shares to ..........
 Class A shares ....................................    (5,262,793)      (65,498,249)             0                 0
Shares redeemed ....................................    (4,128,952)      (54,440,166)    (5,332,804)     (103,860,464)
Shares issued in reinvestment of distributions .....       357,072         4,759,767              0                 0
---------------------------------------------------------------------------------------------------------------------
Net decrease .......................................    (4,728,898)      (59,448,148)      (937,959)      (19,869,916)
---------------------------------------------------------------------------------------------------------------------
Class C
Shares sold ........................................        50,428           701,424              0                 0
---------------------------------------------------------------------------------------------------------------------
Net increase .......................................        50,428           701,424              0                 0
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ............................     2,881,507    $   36,938,048       (937,959)   $  (19,869,916)
=====================================================================================================================



                                                                 Year Ended
                                                             February 28, 1997
                                                     ----------------------------------
                                                          Shares            Amount
                                                     ---------------- -----------------
Class A
Shares sold ........................................              0                 0
Automatic conversion of Class B shares to ..........
 Class A shares ....................................              0                 0
Shares redeemed ....................................              0                 0
Shares issued in acquisition of Blanchard ..........
 Precious Metals Fund ..............................              0                 0
-------------------------------------------------------------------------------------
Net increase .......................................              0                 0
-------------------------------------------------------------------------------------
Class B
Shares sold ........................................     25,602,726    $  618,026,217
Automatic conversion of Class B shares to ..........
 Class A shares ....................................        264,364         5,971,990
Shares redeemed ....................................    (26,171,322)     (638,015,009)
Shares issued in reinvestment of distributions .....              0                 0
-------------------------------------------------------------------------------------
Net decrease .......................................       (304,232)      (14,016,802)
-------------------------------------------------------------------------------------
Class C
Shares sold ........................................              0                 0
-------------------------------------------------------------------------------------
Net increase .......................................              0                 0
-------------------------------------------------------------------------------------
Net increase (decrease) ............................       (304,232)   $  (14,016,802)
=====================================================================================

** The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.


6. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows for the six months ended April 30, 1998:


                                  Cost of         Proceeds
                                 Purchases       from Sales
                              --------------- ---------------
  Global Opportunities ......  $188,291,632    $255,481,696
  International Growth ......    82,070,923      67,367,938
  Latin America .............    62,528,298      74,189,360
  Natural Resources .........     3,072,372       9,134,354
  Precious Metals ...........    94,111,361      14,450,473

               Combined Notes to Financial Statements (continued)

7. DISTRIBUTION PLANS


Evergreen Distributor, Inc.("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker/dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset value of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the six months ended April 30, 1998, amounts paid to EDI and/or its predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                 Class A     Class B     Class C
                               ----------- ----------- -----------
  Global Opportunities .......  $105,223    $968,197    $192,627
  International Growth .......    69,846     451,157         105
  Latin America ..............    16,848     353,466      48,669
  Natural Resources ..........     4,189      58,108       8,533
  Precious Metals ............    65,788     299,759         748

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EDI and/or its predecessor may continue as compensation for services that had been provided while the Distribution Plan was in effect.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.


8. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

The investment advisor to the Funds is Keystone. Keystone is a subsidiary of First Union, and is entitled to an annual fee based on each of the Funds' average daily net assets, respectively, in accordance with the following schedules:


                            Advisory Fee     Average Daily Net Assets
                           --------------   --------------------------
  Global Opportunities           1.00%      on the first $200 million
                                  .95%      on the next $200 million
                                  .85%      on the next $200 million
                                  .75%      in excess of $600 million


                            Advisory Fee     Average Daily Net Assets
                           --------------   --------------------------
  International Growth           .75%       on the first $200 million
                                 .65%       on the next $200 million
                                 .55%       on the next $200 million
                                 .45%       in excess of $600 million


                     Advisory Fee     Average Daily Net Assets
                    --------------   --------------------------
  Latin America           .75%       on the first $200 million
                          .65%       on the next $200 million
                          .55%       on the next $200 million
                          .45%       in excess of $600 million


                       Advisory Fee     Average Daily Net Assets
                      --------------   --------------------------
  Precious Metals           .75%       on the first $100 million
                           .625%       on the next $100 million
                            .50%       in excess of $200 million

Natural Resources pays a fee for its services at the annual rate of 1.00% of the Fund's average daily net assets.

               Combined Notes to Financial Statements (continued)

For Natural Resources, Keystone has entered into a Sub-Investment Advisory Agreement with Equitilink International Management Limited ("EIML"), under which EIML provides Keystone with investment research and advice and may provide investment supervision or furnish an investment program for certain assets of the Fund. For its services, EIML receives from Keystone a monthly fee equal to (1) 20% of Keystone's net fee for such month for services rendered in a non-discretionary capacity, plus (2) 10% of Keystone's net fee for such month on that portion of the Fund's assets for which EIML provided services in a discretionary capacity.

For Precious Metals, Harbor Capital Management Company, Inc. ("Harbor Capital"), serves as a consultant to Keystone and its subsidiary pursuant to a Consultant Agreement. In accordance with the terms of the Consultant Agreement, Harbor Capital provides Keystone with monthly reports discussing the world's gold bullion markets and gold stock markets, and advice regarding economic factors and trends in the precious metals sectors.

For its services, Harbor Capital receives from Keystone a fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund has no responsibility to pay Harbor Capital's fee.

EIS is the administrator and BISYS is the sub-administrator to the Funds . As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee, for the Funds is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund.

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.


9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


10. DEFERRED INDEPENDENT TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of April 30, 1998, the value of the Trustees deferral account for $12,681, $3,960, $3,366, $323 and $3,101 for Global Opportunities, International Growth, Latin America, Natural Resources and Precious Metals, respectively.


11. FINANCING AGREEMENT

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended April 30, 1998, the Funds had no significant borrowings under these agreements.

ADDITIONAL INFORMATION (Unaudited)


Special Meeting of Shareholders

On December 15, 1997, a special meeting of shareholders for Global Opportunities, International Growth, Latin America and Precious Metals was held to consider a number of proposals and had the following shares represented at the meeting.

On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:


                                                                     Global      International      Latin        Precious
                                                                 Opportunities       Growth        America        Metals
                                                                --------------- --------------- ------------- -------------
   Record date shares outstanding .............................   16,090,802      17,612,775      8,054,739     7,002,302
   Shares represented at meeting ..............................    8,912,562      10,148,590      4,406,779     4,274,852
   Percentage of record date shares represented at meeting ....         55.4%           57.6%          54.7%         61.0%

The votes recorded at the meeting, by proposal, were as follows:



                                         Global      International     Latin      Precious
                                     Opportunities       Growth       America      Metals
                                    --------------- --------------- ----------- ------------
   Proposal 1 -- The proposed reorganization of each Fund as a series of the Evergreen
   International Trust, a Delaware business trust:
   Shares voted "For" .............     8,139,314      9,253,913     4,036,101   3,685,665
   Shares voted "Against" .........       175,792        243,725        78,460     200,598
   Shares voted "Abstain" .........       597,456        650,952       292,218     388,589

   Proposal 2 -- Reclassification as non-fundamental of the investment objective currently classified as fundamental:
   Shares voted "For" .............     8,029,681      9,132,425     3,959,155   3,597,947
   Shares voted "Against" .........       258,231        350,098       134,930     285,167
   Shares voted "Abstain" .........       624,650        665,807       312,694     391,738

   Proposal 3 -- Changes to Fundamental investment restrictions:
   Proposal 3A -- To amend the Fundamental restriction concerning diversification of investments:
   Shares voted "For" .............     8,015,020      9,106,305     3,930,971   3,596,088
   Shares voted "Against" .........       176,406        300,539       137,729     265,234
   Shares voted "Abstain" .........       721,136        741,746       338,079     413,530

   Proposal 3B -- To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
   Shares voted "For" .............     8,068,465      9,101,322     3,930,971   3,596,088
   Shares voted "Against" .........       176,975        303,149       137,729     265,234
   Shares voted "Abstain" .........       667,122        744,119       338,079     413,530

   Proposal 3C -- To amend the Fundamental restriction concerning the issuance of senior securities:
   Shares voted "For" .............     8,072,417      9,102,842     3,930,033   3,595,310
   Shares voted "Against" .........       173,023        301,629       138,667     266,012
   Shares voted "Abstain" .........       667,122        744,119       338,079     413,530

   Proposal 3D -- To amend the Fundamental restriction concerning borrowing:
   Shares voted "For" .............    80,168,371      9,103,631     3,930,139   3,593,368
   Shares voted "Against" .........       177,069        300,840       138,561     267,954
   Shares voted "Abstain" .........       667,122        744,119       338,079     413,530

   Proposal 3E -- To amend the Fundamental restriction concerning underwriting:
   Shares voted "For" .............     8,071,914      9,104,267     3,930,865   3,594,834
   Shares voted "Against" .........       173,526        300,204       137,835     266,488
   Shares voted "Abstain" .........       667,122        744,119       338,079     413,530

   Proposal 3F -- To amend the Fundamental restriction concerning investments in Real Estate:
   Shares voted "For" .............     8,073,115      9,104,267     3,932,344   3,592,924
   Shares voted "Against" .........       172,325        300,204       136,356     268,398
   Shares voted "Abstain" .........       667,122        744,119       338,079     413,530

   Proposal 3G -- To amend the Fundamental restriction concerning commodities:
   Shares voted "For" .............     8,069,564      9,103,631     3,932,089   3,594,829
   Shares voted "Against" .........       175,876        300,840       136,611     266,493
   Shares voted "Abstain" .........       667,122        744,119       338,079     413,530

ADDITIONAL INFORMATION (Unaudited) (continued)


                                         Global      International     Latin      Precious
                                     Opportunities       Growth       America      Metals
                                    --------------- --------------- ----------- ------------
   Proposal 3H -- To amend the Fundamental restriction concerning lending:
   Shares voted "For" .............    8,069,593       9,104,187     3,930,181   3,594,307
   Shares voted "Against" .........      175,847         300,284       138,519     267,015
   Shares voted "Abstain" .........      667,122         744,119       338,079     413,530

   Proposal 3J9 -- Reclassification as non-fundamental of current fundamental restriction:
   Unseasoned Issuers
   Shares voted "For" .............    8,028,843       9,091,679     3,929,188   3,593,351
   Shares voted "Against" .........      178,186         311,158       138,159     268,256
   Shares voted "Abstain" .........      705,533         745,753       339,432     413,245

   Proposal 3J10 -- Reclassification as non-fundamental of current fundamental restriction:
   Control or Management
   Shares voted "For" .............    8,067,703       9,092,559        N/A      3,595,062
   Shares voted "Against" .........      176,699         310,278        N/A        266,544
   Shares voted "Abstain" .........      668,160         745,753        N/A        413,246

   Proposal 3J11 -- Reclassification as non-fundamental of current fundamental restriction:
   Short Sales
   Shares voted "For" .............    8,066,531       9,091,082        N/A      3,593,067
   Shares voted "Against" .........      178,854         310,278        N/A        268,540
   Shares voted "Abstain" .........      667,177         747,230        N/A        413,245

   Proposal 3J12 -- Reclassification as non-fundamental of current fundamental restriction:
   Margin Purchases
   Shares voted "For" .............    8,064,822       9,089,503        N/A      3,595,733
   Shares voted "Against" .........      176,227         311,945        N/A        265,874
   Shares voted "Abstain" .........      671,513         747,142        N/A        413,245

   Proposal 3J13 -- Reclassification as non-fundamental of current fundamental restriction:
   Other Investment Companies
   Shares voted "For" .............    8,060,185       9,089,399        N/A      3,594,976
   Shares voted "Against" .........      181,322         312,826        N/A        268,243
   Shares voted "Abstain" .........      671,055         746,365        N/A        411,633

   Proposal 3J14 -- Reclassification as non-fundamental of current fundamental restriction:
   Officers' and Director's Ownership of Shares
   Shares voted "For" .............    8,066,166          N/A           N/A      3,597,951
   Shares voted "Against" .........      175,688          N/A           N/A        265,268
   Shares voted "Abstain" .........      670,708          N/A           N/A        411,633

   Proposal 3J15 -- Reclassification as non-fundamental of current fundamental restriction:
   Warrants
   Shares voted "For" .............       N/A             N/A           N/A      3,598,475
   Shares voted "Against" .........       N/A             N/A           N/A        264,681
   Shares voted "Abstain" .........       N/A             N/A           N/A        411,696

   Proposal 3J16 -- Reclassification as non-fundamental of current fundamental restriction:
   Interests in Oil, Gas, or Other Mineral Explorations or Development Programs
   Shares voted "For" .............       N/A             N/A           N/A      3,596,516
   Shares voted "Against" .........       N/A             N/A           N/A        266,640
   Shares voted "Abstain" .........       N/A             N/A           N/A        411,696

   Proposal 3J17 -- Reclassification as non-fundamental of current fundamental restriction:
   Joint Trading
   Shares voted "For" .............       N/A             N/A           N/A      3,597,121
   Shares voted "Against" .........       N/A             N/A           N/A        266,035
   Shares voted "Abstain" .........       N/A             N/A           N/A        411,696

   Proposal 5 -- Amendment to the Investment Objective
   Shares voted "For" .............       N/A             N/A        3,890,925       N/A
   Shares voted "Against" .........       N/A             N/A          183,710       N/A
   Shares voted "Abstain" .........       N/A             N/A          332,144       N/A

   Proposal 6 -- Amendment to the Fundamental Restriction
   Shares voted "For" .............       N/A             N/A        3,926,583       N/A
   Shares voted "Against" .........       N/A             N/A          146,203       N/A
   Shares voted "Abstain" .........       N/A             N/A          333,993       N/A

                     (This Page Intentionally Left Blank)

                                Evergreen Funds

MONEY MARKET
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

TAX EXEMPT
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

INCOME
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yeild Bond Fund

BALANCED
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

GROWTH & INCOME
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth & Income Fund
Small Cap Equity Income Fund

DOMESTIC GROWTH
Evergreen Fund
Omega Fund
Small Company Growth Fund
Strategic Growth Fund
Aggressive Growth Fund
Micro Cap Fund

GLOBAL
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund


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